SCHEDULE 14C
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INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

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GOLF ROUNDS.COM, INC.
(Name of Registrant as Specified in Its Charter)

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GOLF ROUNDS.COM, INC.
111 Village Parkway, Building #2
Marietta, Georgia 30067

INFORMATION STATEMENT

May 2, 2014

No vote or other action by our stockholders is required in response to this information statement. We are not asking you for a proxy and you are requested not to send us a proxy.

The stockholders of Golf Rounds.com, Inc., a Delaware corporation (the “Company” or “we,” “us” or “our”), are hereby notified that on or about December 18, 2013, the Company received a written consent in lieu of a meeting of stockholders from the holders of a majority of the Company’s outstanding common stock approving, effective immediately prior to the consummation of the Merger (as defined below), the following matters:

•	An amendment to the Company’s certificate of incorporation to change the name of the Company from “Golf Rounds.com, Inc.” to “Fuse Medical, Inc.” (the “Name Change Amendment”).

•
An amendment to the Company’s certificate of incorporation to increase the Corporation’s authorized capital stock from 12,000,000 shares, with all such shares authorized as common stock, par value $0.01 per share, to 520,000,000 shares, with 500,000,000 of such shares authorized as common stock, par value $0.01 per share, and 20,000,000 of such shares authorized as “blank check” preferred stock, par value $0.01 per share, with the board of directors (the “Board”) of the Company expressly authorized to issue shares of such preferred stock, in one or more series, and to fix for each such series the voting powers, designations, preferences, or other special rights thereof and the qualifications, limitations or restrictions thereon (the “Authorized Capital Amendment”).

•
An amendment to the Company’s certificate of incorporation to effect a reverse stock split (the “Reverse Stock Split”), whereby each 14.62 shares of the common stock issued and outstanding or held in the treasury (if any) immediately prior to the Amendment Effective Time (as defined in “Description of Charter Amendments” below) shall be automatically reclassified and combined, without further action, into one validly issued, fully paid and non-assessable share of common stock, subject to the treatment of fractional share interests as described herein (the “Reverse Stock Split Amendment”).

The Name Change Amendment, Authorized Capital Amendment and Reverse Stock Split Amendment, which are sometimes collectively referred to herein as the “Charter Amendments,” are further described in “Description of Charter Amendments” below.

On December 18, 2013, the Company entered into an Agreement and Plan of Merger with Fuse Medical, LLC (“Fuse”), Project Fuse LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and D. Alan Meeker, solely in his capacity as the representative of the Fuse members (the “Representative”), which agreement was amended on March 3, 2014 and April 11, 2014 solely to extend the termination date set forth therein (as so amended, and as further amended or supplemented from time to time, the “Merger Agreement”). Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Fuse, with Fuse surviving as a wholly owned subsidiary of the Company (the “Merger”). It is a condition to the consummation of the Merger that the Company file an amendment to its certificate of incorporation to effect the Charter Amendments.

This information statement is being furnished to holders of record of the Company’s common stock at the close of business on April 25, 2014 in accordance with the requirements of Sections 14(c) and 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rules 14c-1 and 14f-1 promulgated under the Exchange Act. As of April 25, 2014, the Company had issued and outstanding 5,848,185 shares of common stock, the Company’s only class of securities that would have been entitled to vote for directors at a stockholders’ meeting if one were to be held. Each share of common stock is entitled to one vote.

The actions described above may become effective 20 calendar days following the date this information statement is mailed to our stockholders. As these matters have been duly authorized and approved by the written consent of the holders of a majority of our common stock, your vote or consent is not requested or required to approve these matters. This information statement is provided solely for your information, under Section 14(c) and Section 14(f) of the Exchange Act, and the rules and regulations promulgated thereunder, including Regulation 14C. This information statement also serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of stockholders.

Please read this information statement carefully. It describes the Charter Amendments in detail and contains certain biographical and other information concerning the Company’s current and proposed executive officers and directors.

By Order of the Board of Directors

By:	/s/ Robert H. Donehew
Robert H. Donehew
President, Secretary and Treasurer

This information statement is dated May 2, 2014 and is first being mailed to the Company’s stockholders on or about May 2, 2014.

SUMMARY OF THE MATERIAL TERMS OF THE TRANSACTIONS

•
The Company has entered into the Merger Agreement with Fuse, Merger Sub and the Representative. Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Fuse, with Fuse surviving as a wholly owned subsidiary of the Company. See “The Merger—Structure of the Merger and Merger Consideration.”

•
Fuse is a physician-partnered company and national distributor that provides diversified healthcare products and supplies, including biologics and bone substitute materials, while striving to document cost savings and clinical outcomes to its manufacturers, physicians, health insurers and medical facility partners. Fuse has entered into partnership arrangements with physicians in order to distribute its products.

•
All of the units reflecting membership interests in Fuse that are issued and outstanding immediately prior to the effective time of the Merger (the “Merger Effective Time”) shall be cancelled and converted into the right to receive 3,600,000 shares of the Company’s common stock (on a post-Reverse Stock Split basis), representing 90% of the Company’s issued and outstanding common stock after giving effect to the Merger (the “Merger Consideration”). The Merger Consideration will be allocated among the members of Fuse immediately prior to the Merger Effective Time (the “Holders”) in accordance with Fuse’s limited liability company operating agreement. See “The Merger—Structure of the Merger and Merger Consideration.”

•
At the closing of the Merger, the size of the Board will be expanded to six directors. D. Alan Meeker, the Chief Executive Officer of Fuse, Rusty Shelton, the Chief Financial Officer and Chief Development Officer of Fuse, Chris Pratt, the Chief Medical Officer of Fuse, Jonathan Brown, the President and Chief Operating Officer of Fuse, and Randall Dei, the Medical Director of Podiatry of Fuse, will be appointed to the Board, joining the Company’s sole existing director, Robert H. Donehew. In addition, Mr. Donehew will resign as the President, Secretary and Treasurer of the Company and Mr. Meeker will be appointed as the Chief Executive Officer and Chairman of the Board of the Company, Mr. Brown will be appointed as the President and Chief Operating Officer of the Company, Dr. Pratt will be appointed as the Chief Medical Officer of the Company, Mr. Shelton will be appointed as the Chief Financial Officer and Chief Development Officer of the Company and Dr. Dei will be appointed as the Medical Director of Podiatry of the Company. See “Executive Officers and Directors.”

•	As a result of the foregoing, a change of control will occur with respect to the Company’s stock ownership and management upon consummation of the Merger.

•
Under the Merger Agreement, it is a condition to the closing of the Merger that the Company (i) change its name from “Golf Rounds.com, Inc.” to “Fuse Medical, Inc.”, (ii) increase its authorized capital from 12,000,000 shares of common stock to 500,000,000 shares of common stock and from 0 shares of preferred stock to 20,000,000 shares of preferred stock, (iii) effect a reverse stock split, whereby each 14.62 shares of the common stock issued and outstanding or held in the treasury (if any) immediately prior to the Amendment Effective Time shall be automatically reclassified and combined, without further action, into one validly issued, fully paid and non-assessable share of common stock, subject to the treatment of fractional share interests as described herein. The Company obtained a written consent from the holders of a majority of the Company’s outstanding common stock approving the foregoing matters and is furnishing this information statement to its stockholders as required by applicable law. See “Description of Charter Amendments.”

•
Each of the Holders will execute a lock-up agreement (a “Lock-Up Agreement”) at the closing of the Merger that, subject to certain limited exceptions, prohibits the Holder from selling or otherwise disposing of the shares of common stock received as Merger Consideration for a period of 365 days after the closing. After the expiration of 365 days, the Holders further may not sell or otherwise dispose of the shares, except (i) from the 366th day until the 456th day after the closing, with respect to one-quarter of such shares, (ii) from the 457th day until the 546th day after the closing, with respect to an additional one-quarter of such shares, (iii) from the 547th day until the 638th day after the closing, with respect to an additional one-quarter of such shares, (iv) the 639th day until the 730th day after the closing, with respect to an additional one-quarter of such shares. After the 730th day, all of the restrictions will cease. See “The Merger—Structure of the Merger and Merger Consideration.”

•
The Holders and the Company each have certain indemnification obligations under the Merger Agreement for losses incurred by the other as a result of the inaccuracy or breach of any representation or warranty or the non-fulfillment or breach of any covenant or agreement contained in the Merger Agreement. In order to provide a fund for such indemnification obligations after the Merger, of the shares of common stock constituting the Merger Consideration, 180,000 shares (on a post-Reverse Stock Split basis) will be deposited in escrow pursuant to the terms of the Merger Agreement and an escrow agreement to be executed at the closing. See “The Merger—Structure of the Merger and Merger Consideration.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned by (i) those persons or groups known to beneficially own more than 5% of the Company’s common stock, (ii) each current director and executive officer of the Company, (iii) all the current executive officers and directors as a group, (iv) each director and executive officer of the Company immediately after the Merger, and (v) all of the directors and executive officers of the Company immediately after the Merger. The information is set forth as of April 25, 2014 and as of the time immediately after the Merger.

Pursuant to Rule 13d-3 under the Exchange Act, a beneficial owner of securities is a person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within 60 days through any means, including the exercise of any option, warrant or right or the conversion of a security. Any shares that are not outstanding that a person has the right to acquire are deemed to be outstanding for the purpose of calculating the percentage of beneficial ownership of such person, but are not deemed to be outstanding for the purpose of calculating the percentage of beneficial ownership of any other person.

Except as otherwise indicated in the table below, the business address of each individual or entity is c/o Fuse Medical, LLC, 4770 Bryant Irvin Court, Suite 300, Fort Worth, Texas, 76107.

	Pre-Merger			Post-Merger
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Pre-Merger Directors and Executive Officers
Robert H. Donehew 111 Village Parkway Building #2 Marietta, GA 30067	1,721,428	(3)	28.4%	117,745	(9)	2.9%
All pre-merger directors and executive officers as a group (one person)	1,721,428	(3)	28.4%	117,745	(9)	2.9%
Post-Merger Directors and Executive Officers
D. Alan Meeker	–		–%	540,000	(4)	13.5%
Jonathan Brown	–		–%	1,206,000	(5)	30.1%
Chris Pratt	–		–%	648,000	(6)	16.2%
Rusty Shelton	–		–%	540,000	(7)	13.5%
Randall Dei	–		–%	180,000	(8)	4.5%
All post-merger directors and executive officers as a group (6 people)	1,721,428	(3)	28.4%	3,231,745	(9)	80.5%
Five Percent Stockholders
Paul O. Koether 6808 Mystic Woods Lane Colleyville, TX 76034 Marietta, Georgia 30067	484,690	(10)	8.3%	33,153		*
Harold Woolfolk 4500 E Sam Houston Pkwy So Suite 100 Pasadena, TX 77050	444,444		7.6%	30,400		*
R.D. Garwood 111 Village Parkway Building #2 Marietta, GA 30067	432,000		7.4%	29,549		*
Shamrock Associates 211 Pennbrook Road Far Hills, NJ 07931	409,470	(11)	7.0%	28,008		*
T. Bauch 448 West 19th St., #580 Houston, TX 77008	371,202	(12)	6.3%	25,391		*

__________________________

*	Less than 1%.

(1)
The percentage of shares beneficially owned as of April 25, 2014 is based on 5,848,185 shares of common stock outstanding as of such date. Except as otherwise indicated below, the stockholders listed above possess sole voting and investment power with respect to their shares.

(2)
The amount and percentage of shares beneficially owned immediately after the Merger assumes (i) the Reverse Stock Split has been effected and (ii) 3,600,000 shares of common stock have been issued to the Holders. Accordingly, the percentage of shares beneficially owned is based on 4,000,013 shares of common stock outstanding immediately after the Merger.

(3)
Includes, on a pre-Reverse Stock Split basis, 100,000 shares of common stock owned by Donehew Fund Limited Partnership, of which Donehew Capital LLC, a Wyoming limited liability company, is the general partner. Mr. Donehew is the manager of Donehew Capital LLC. Also includes 215,000 shares of common stock issuable upon exercise of exercisable options.

(4)	Mr. Meeker is the beneficial owner of these shares, which were issued to Axis Global, LLC. Mr. Meeker is the sole member of Axis Global, LLC.

(5)	Mr. Brown is the beneficial owner of these shares, which were issued to Twelve Global, LLC. Mr. Brown is the sole member of Twelve Global, LLC.

(6)	Dr. Pratt is the beneficial owner of these shares, which were issued to CCEP Holdings, LLC. Dr. Pratt is the sole member of CCEP Holdings, LLC.

(7)	Mr. Shelton is the beneficial owner of these shares, which were issued to ReSurge Hospitals, Inc. Mr. Shelton is the sole stockholder of ReSurge Hospitals, Inc.

(8)	Dr. Dei is the beneficial owner of these shares, which were issued to TJAL Holdings, LLC. Dr. Dei is the sole member of TJAL Holdings, LLC.

(9)	Includes, on a post-Reverse Stock Split basis, 14,706 shares of common stock issuable upon exercise of exercisable options.

(10)
Includes, on a pre-Reverse Stock Split basis, 209,470 shares of common stock beneficially owned by Shamrock Associates, of which Mr. Koether is the general partner; 200,000 shares held by Asset Value Holdings, Inc., of which Mr. Koether is President; 7,166 shares owned by Sun Equities Corporation, of which Mr. Koether is Chairman and a principal stockholder; 1,666 shares held by Mr. Koether’s IRA; 20,000 shares owned by Mr. Koether’s wife; and 15,000 shares held in discretionary accounts for Mr. Koether’s brokerage customers.

(11)
Includes, on a pre-Reverse Stock Split basis, 200,000 shares of common stock held by Asset Value Holding, of which Shamrock Associates is the ultimate parent. Shamrock Associates disclaims beneficial ownership of these shares.

(12)	Includes, on a pre-Reverse Stock Split basis, 197,816 shares of common stock held by T. Bauch’s wife, over which T. Bauch has shared voting and investment power.

EXECUTIVE OFFICERS AND DIRECTORS

Pre-Merger Executive Officers and Directors

The following table sets forth information regarding the Company’s current executive officers and directors.

Name	Age	Position
Robert H. Donehew	62	President, Treasurer, Secretary and Director

Mr. Donehew serves as the Company’s principal executive officer, principal financial officer and principal accounting officer. Mr. Donehew will continue as a director after the Merger, but will resign as President, Treasurer and Secretary as of the consummation of the Merger. His biography is set forth below.

Post-Merger Executive Officers and Directors

The following table sets forth information regarding the Company’s executive officers and directors immediately after the Merger. Except with respect to the Merger Agreement, there is no agreement or understanding between the Company and each current or proposed director or executive officer pursuant to which he was selected as an officer or director.

Name	Age	Position
D. Alan Meeker	48	Chairman of the Board, Chief Executive Officer and Director
Jonathan Brown	32	President, Chief Operating Officer and Director
Chris Pratt	43	Chief Medical Officer and Director
Rusty Shelton	60	Chief Financial Officer, Chief Development Officer and Director
Randall Dei	56	Medical Director of Podiatry and Director
Robert H. Donehew	62	Director

D. Alan Meeker, 48, co-founded Fuse Medical, LLC in 2012 and has served as its Chief Executive Officer since October 2012. Upon completion of the Merger, Mr. Meeker will serve as the Chief Executive Officer of the Company and will serve as Chairman of its Board. Mr. Meeker’s appointment to the Board was provided for in the Merger Agreement. Mr. Meeker has also served as the Chief Executive Officer of the Conglomerate and Crestview Group of Companies since 2000. The Conglomerate and Crestview Group of Companies are engaged in the business of healthcare, genetics, oil & gas exploration and production, airfreight and logistics, land and land rights acquisition, agriculture, and syndicated television production. Prior to founding the Conglomerate and Crestview Group of Companies and beginning in 1995, Mr. Meeker was a private developer and consultant for multinational companies specializing in sophisticated contract negotiation and representation in the hospitality, oil & gas, finance and real estate fields in established and emerging nations. Prior to 1995, Mr. Meeker served as trust manager of the EHM Trust, a private family office. While at the EHM Trust between 1990 and 1995, Mr. Meeker specialized in asset management, financing structure, commercial development, and acquisition and divestiture in the oil & gas and real estate fields. Mr. Meeker attended Texas Christian University.

Mr. Meeker has over a decade’s worth of experience serving as a chief executive officer and will bring over 20 years of financial, managerial, and general business experience to the Board.

Jonathan G. Brown, 32, co-founded Fuse Medical, LLC in 2012 and has served as its Chief Operating Officer since June 2012. He then accepted the position of President in December 2012 and currently serves as President and Chief Operating Officer of Fuse. Upon completion of the Merger, Mr. Brown will serve as the President and Chief Operating Officer of the Company and will serve as a member of its Board. Mr. Brown’s appointment to the Board was provided for in the Merger Agreement. Mr. Brown has been involved in healthcare and medical related business activities for the past seven years. Mr. Brown was the global procurement manager for Eli Lilly, a Fortune 200 Company that specialized in pharmaceutical, biologic and biotech development, manufacturing and distribution. Mr. Brown led the company’s global procurement initiatives related to all transportation, logistics, distribution, warehousing and contract services. Mr. Brown also was integral in managing a portfolio of multi-national business operations focused on supplier relationship management and strategic negotiations. Prior to co-founding Fuse Medical, LLC, Mr. Brown was also the chief investment strategist and business development director for a mid-west real estate investment group, where he specialized in raising capital, asset acquisition and asset allocation. Mr. Brown attended Bowling Green State University and graduated in 2004 with a degree in Business Administration specializing in Marketing and Sales, Operations and Procurement Management.

With his significant and diverse business, operations and finance experience in the healthcare and medical industry, Mr. Brown brings to the Board strong communication skills and the abilities to understand and assist in the advancement of strategic vision, engage strong business partnerships, integrate a robust corporate structure and culture and work with multiple stakeholders in a positive and constructive manner.

Dr. Chris Pratt, 43, co-founded Fuse Medical, LLC in 2012 and has served as its Chief Medical Officer since 2012. Upon completion of the Merger, Dr. Pratt will serve as the Chief Medical Officer of the Company and will serve as a member of its Board. Dr. Pratt’s appointment to the Board was provided for in the Merger Agreement. He was integral in development of Physicians Surgical Center in 2004, served on the board, and negotiated the transition to a Baylor USPI entity in January 2010. Dr. Pratt has served as the Chairman of the Board for the Baylor USPI surgery center in Fort Worth, Texas since 2010, and facilitated the merger with Orthopedic Surgery Pavilion. He also co-founded and developed Granbury Surgical Center in 2007, and facilitated the transition to a Baylor USPI entity in 2009.

Dr. Pratt has served as an adjunct faculty member for the University of North Texas health science Center in both family practice and pain medicine since 2008. He also served as a faculty member for UT Southwestern training the pain fellows through the Physical Medicine and Rehabilitation Division Pain Fellowship at John Peter Smith Hospital from 2007 to 2012. Since 2008, Dr. Pratt has been a member of Texas Health Care, a multi-specialty physician group based in Fort Worth, Texas. Dr. Pratt works closely with the orthopedic surgeons, spine surgeons and neurosurgeons in the Fort Worth, Texas area providing interventional spine and pain management services. Dr. Pratt received his undergraduate degree in Biology from Hendrix College in 1993 prior to earning his medical degree from the Texas College of Osteopathic Medicine University of North Texas Health Science Center in 1997.

Dr. Pratt brings to the Board significant experience in the medical field, both clinical and administrative. He offers a background of strong leadership, with the highest ethical standards. His continued involvement as an active practitioner provides great value to the Board in this ever-changing healthcare environment.

Rusty Shelton, 60, co-founded Fuse Medical, LLC in 2012 and has been its Chief Financial Officer and Chief Development Officer since 2012. Upon completion of the Merger, Mr. Shelton will serve as the Chief Financial Officer and Chief Development Officer of the Company and will serve as a member of its Board. Mr. Shelton’s appointment to the Board was provided for in the Merger Agreement. Mr. Shelton is responsible for strategic planning, compliance, product line and corporate client development for Fuse Medical, LLC. Hospital development, executive management, finance, strategic planning and new business development are the hallmark of Mr. Shelton’s career. His leadership in developing focused community and surgical hospitals and ambulatory surgery centers and aligning physician networks based around a regional integrated delivery system makes him a progressive leader in the physician owned hospital movement. He possesses a unique understanding of operations and market forces stemming from his background in hospitals, health system executive management, finance and medical group development and strategic product development in consumer markets.

Prior to joining Fuse Medical, LLC, from October 2010 to February 2012, Mr. Shelton was Chief Investment Officer for University General Health Systems, in Houston, Texas, where he led a management team that successfully turned around and developed a 72 bed acute care hospital into a regional health network which resulted in the management deciding to take the company public in March 2011. Mr. Shelton was responsible for strategic planning, new services and physician development as well as establishment of a regional network of hospital outpatient departments through acquisitions and departmental management service agreements.

From September 2009 to October 2010, Mr. Shelton was Chief Investment Officer for Prexus Health Systems, a national physician owned entity of physician ventured surgical hospitals, ambulatory surgery and ancillary service centers including six acute hospitals, four surgical centers and supportive ancillary service centers. Mr. Shelton co-founded ReSurge Hospitals, Inc., a national surgical specialty and focused community hospital development and management company, in September 1999 and has served as President/CEO at ReSurge Hospitals, Inc. since such time. Mr. Shelton was President and Chief Executive Officer of Western Medical Inc. from 1995 to 1999, where he handled all phases for the acquisition of a physician owned ambulatory surgery center and development of a new physician owned surgical hospital and integrated physician network in northern Utah. From 1987 to 1995, Mr. Shelton served as Director of Physician Services for Sutter Health Systems, handling physician development across northern California. Previously, Mr. Shelton was Executive Director for Redbud Community Hospital, Hospital Finance Director for Seattle General Hospital and Finance Director of Missoula General Hospital. Mr. Shelton has a Bachelor of Science in Business Administration with a concentration in Accounting from California Polytechnic State University San Luis Obispo.

Mr. Shelton was selected as a member of the Board due to his vast strategic, legal, financial and operational experience interacting with senior executives of hospitals, integrated delivery systems and physician group structures. Mr. Shelton possesses the unique ability to understand the positioning of the combined company and its vertical services within the public company arena.

Dr. Randall L. Dei, 56, served as the Medical Director of Podiatry for Fuse Medical, LLC since 2012. Upon completion of the Merger, Dr. Dei will serve as the Medical Director of Podiatry for the Company and will serve as a member of its Board. Dr. Dei’s appointment to the Board was provided for in the Merger Agreement. Dr. Dei has also served as the president and managing partner of his private group practice, the Foot and Ankle Health Center since 1994. The Foot and Ankle Health Center is a regional podiatric group practice employing four physicians specializing in reconstructive foot and ankle surgery. He is board certified by the American Board of Podiatric Surgery in Foot and Ankle Surgery, a member of the American College of Foot and Ankle Surgeons and a member of the American Podiatric Medical Association. Dr. Dei has served the podiatric community throughout his entire career, building relationships across all sectors of podiatric professional organizations and related industries. He is the immediate past President of the American Board of Podiatric Surgery (“ABPS”) and has served on its board since September 2007. He has served on many ABPS committees including: Oral Examinations, Oral Field Testing, Computer Based Patient Simulation, Credentials, Credentialing Guidelines, Residency Training, Communications, Surgical Practice Analysis, Maintenance of Certificate and as their representative to the Joint Residency Review Committee of the Council on Podiatric Medical Education. Dr. Dei serves on the Professional Relations Committee for the American College of Foot and Ankle Surgeons. Dr. Dei has also served on committees for the Wisconsin State Podiatric Medical Association.

Dr. Dei has been involved with podiatric education throughout his career. He has served as the Program Director of the Podiatric Medicine and Surgery Program, with the added certificate in reconstructive rear foot/ankle surgery, at Columbia St Mary’s Hospital in Milwaukee, Wisconsin since 2009. He is also an adjunct clinical professor and the Director of Clerkship training for multiple podiatric medical schools for many years. Dr. Dei also serves as the President of Podiatric Residency Resource, which is the logging resource program portal and data bank for all podiatric residency programs and post graduate practice logging software and has done so since 2011 and has been on its board since 2009. Dr. Dei graduated from the University Wisconsin-Parkside in 1979 with a degree in Life Science and then earned his Doctor of Podiatric Medicine at WMS College of Podiatric Medicine in 1983 and received his medical and surgical training at St. Anthony’s Hospital in Milwaukee, Wisconsin.

With significant experience in the medical field, Dr. Dei brings to the Board significant experience as a practitioner and leading educator in the healthcare industry.

Robert H. Donehew, 62, has served as member of the Board since February 2000, as President and Treasurer of the Company since November 2000 and as the Secretary of the Company since December 2005. Mr. Donehew also served as Vice President and Treasurer of the Company from February 2000 until October 2000. Upon completion of the Merger, Mr. Donehew will resign as President, Treasurer and Secretary of the Company, but will remain as a member of the Board. Mr. Donehew’s appointment to the Board was provided for in the Merger Agreement.

Since May 2008, Mr. Donehew has been the Chief Financial Officer and a member of the Board of Directors of EndogenX, Inc., a specialty pharmaceutical company. Since July 1996, Mr. Donehew has been the Chief Executive Officer of Donehew Capital, LLC, the general partner of Donehew Fund Limited Partnership, a private investment partnership specializing in the securities market. Since 1983, he has also served as Chief Financial Officer of R.D. Garwood, Inc. and Dogwood Publishing Company, Inc. From 1976 through 1983, Mr. Donehew had his own tax and financial planning practice. Mr. Donehew graduated from Georgia State University in Atlanta, Georgia in 1974 with a BBA in Accounting.

Mr. Donehew has over 35 years of financial, managerial, and general business experience. Mr. Donehew’s significant experience is extremely valuable to the Board.

Family Relationships

There are no family relationships among the Company’s existing or incoming directors or officers.

Board and Director Independence

Currently, the Board consists of one director, Mr. Donehew. Immediately after the Merger, the size of the Board will be expanded to six directors. Messrs. D. Alan Meeker, Rusty Shelton and Jonathan Brown and Drs. Chris Pratt and Randall Dei will be appointed to the Board, joining Mr. Donehew. The Company utilizes the definition of “independent” set forth in the listing standards of The NASDAQ Stock Market, LLC (“Nasdaq”). Currently and immediately after the Merger, based on such listing standards, the Company believes that none of its directors would be considered independent.

As described below, the Company currently does not have a standing audit committee, compensation committee or nominating committee or any other standing committees.

During the fiscal year ended August 31, 2013, the Board held no meetings and acted by written consent four times. The Board does not have a formal policy of attendance of directors at the annual meeting. The Company did not have an annual meeting of stockholders in 2013.

Corporate Governance

The entire Board serves as the audit committee. The Board does not have an “audit committee financial expert,” as such term is defined under the securities laws. The Board does not believe it is necessary to have a financial expert, currently or immediately after the Merger, given the early stage of the Company’s commercial operations and limited financial resources and activities. Currently and immediately after the Merger, the Company believes that none of its directors would be considered “independent,” applying the Nasdaq listing standards for independence for members of an audit committee. No report of the audit committee is required in this information statement.

The Company is not required to have and does not have a compensation committee. The Company does not believe it is necessary for the Board to appoint a compensation committee, currently or immediately after the Merger, because the volume of compensation matters that will come before the Board for consideration permits the entire Board to give sufficient time and attention to such matters to be involved in all decision making. Fuse has not paid any compensation to its executive officers or directors in the last two fiscal years. The entire Board participates in consideration of executive officer and director compensation. The Company expects that, after the Merger, the Board will make all decisions regarding executive officer compensation. The Board will consider the recommendations of the Chief Executive Officer when determining compensation for the other executive officers. The Chief Executive Officer will have no role in determining his own compensation. The Company has not paid any fee to or otherwise engaged any compensation consultants. Currently and immediately after the Merger, the Company believes that none of its directors would be considered “independent,” applying the Nasdaq listing standards for independence for members of a compensation committee.

The Company also is not required to have and does not have a nominating committee. Given the limited scope of the Company’s operations, the Board believes appointing a nominating committee, currently or immediately after the Merger, would be premature and of little assistance until the Company’s business operations are at a more advanced level.

The Company does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the Board will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the Board and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination.

The entire Board decides on nominees. The Board reviews any written information provided with respect to the candidates and interviews the candidates. Although there are no formal criteria for nominees, the Board believes that persons should be actively engaged in business endeavors, have a financial background, be familiar with acquisition strategies and money management and be able to promote a diversity of views based on the person’s education, experience and professional employment. Based on the information gathered, the Board then makes a decision on whether to recommend the candidates as nominees for director. The committee does not distinguish among nominees recommended by stockholders and other persons. The Company does not pay any fee to or otherwise engage any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. Though the committee does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.

Currently and immediately after the Merger, the Company believes that none of its directors would be considered “independent,” applying the Nasdaq listing standards for independence for members of a nominating committee.

Each of Messrs. Meeker, Shelton and Brown and Drs. Pratt and Dei were designated by Fuse for appointment as directors in accordance with the terms of the Merger Agreement. Mr. Donehew is an existing executive officer and director of the Company.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Donehew is the sole executive officer and director of the Company. Immediately after the Merger, Mr. Meeker will become the Chairman of the Board and the Chief Executive Officer. The Board does not believe that the Company’s size or the complexity of operations warrants a separation of the Chairman of the Board and Chief Executive Officer functions. Furthermore, the Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command. The Board does not have a lead independent director.

The Board’s primary function is one of oversight. The Board as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. Any correspondence received by an individual member of the Board and addressed to the Board as a whole will be forwarded to the other members of the Board.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock (“ten percent stockholders”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and ten percent stockholders also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us, and written representations that no other reports were required, we believe that during the fiscal year ended August 31, 2013, all of our officers, directors and ten-percent stockholders complied with the Section 16(a) reporting requirements.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officer and Director Compensation of the Company

Summary Compensation Table

The following table sets forth the compensation of the Company’s President and Treasurer (the “named executive officer”) for the years ended August 31, 2013 and 2012, the Company’s last two completed fiscal years. The Company has no other executive officers.

Name and Principal Position	Year	Salary	Total
Robert H. Donehew	2013	$22,500.00	$22,500.00
President and Treasurer	2012	$30,000.00	$30,000.00
__________________________
(1)	Effective June 1, 2013, due to the financial status of the Company, Mr. Donehew continued to perform his duties as President, Secretary and Treasurer at no charge to the Company.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards for the named executive officer as of August 31, 2013, the end of the Company’s last completed fiscal year end. The outstanding equity awards are presented on a pre-Reverse Stock Split basis.

Name	Number of securities underlying unexercised options (#) exercisable	Option Exercise Price	Option Expiration Date
Robert H. Donehew(1)	95,000	$0.68	7/28/2014
	10,000	$0.60	8/25/2015
	60,000	$0.60	7/16/2016
	30,000	$0.83	7/22/2017
	20,000	$0.76	8/6/2018
__________________________
(1)	The options were granted on the following dates:

Options	Grant Date	Expiration Date
95,000	7/29/2004	7/28/2014
10,000	8/26/2005	8/25/2015
60,000	7/17/2006	7/16/2016
30,000	7/23/2007	7/22/2017
20,000	8/7/2008	8/6/2018

On July 10, 2010, we issued to Mr. Donehew ten-year options to purchase 120,000 shares at an exercise price of $0.33 per share (the fair market value on the date of grant) that vested immediately to compensate him for additional services rendered to the Company during fiscal years 2009 and 2010. On September 27, 2010, the 120,000 stock options were exercised and the Company received $39,600.

Compensation Arrangements for Directors

The Company has not established a compensation plan for its directors. Mr. Donehew did not receive any separate cash or other compensation for his services as a director for the year ended August 31, 2013, the Company’s last completed fiscal year.

Executive Officer and Manager Compensation of Fuse

The executive officers and managers of Fuse have not received any cash or other compensation for the fiscal year ended August 31, 2013 and for the period from July 18, 2012 (inception) to August 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions of the Company

On March 1, 2000, the Company executed a month-to-month agreement to sub-lease office space and share office equipment and a bookkeeper’s time for $900 a month from R. D. Garwood, Inc. (“Garwood”). The Company’s President and Treasurer is the Chief Financial Officer of Garwood. Effective June 1, 2013, due to the financial status of the Company, Garwood began providing the aforementioned services at no charge to the Company. The Company’s expense for these shared facilities and bookkeeping services was $8,100 and $10,800 for the years ended August 31, 2013 and 2012, respectively.

During the year ended August 31, 2012, the Company paid $2,000 to Donehew Capital, LLC for income tax preparation. Mr. Donehew, the Company’s President and Treasurer, is the Chief Executive Officer of Donehew Capital, LLC.

On January 18, 2013, Mr. Donehew loaned the Company $10,000 and received a convertible promissory note due January 18, 2015. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note was convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record, as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 142,857 common shares.

On May 2, 2013, Mr. Donehew loaned the Company $4,100 and received a convertible promissory note due May 2, 2015. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note was convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record, as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 58,571 common shares.

On July 24, 2013, $21,600 of accrued office sharing expenses owed to Garwood and $52,500 of accrued officer’s salary owed to Mr. Donehew were converted into an aggregate of 1,482,000 common shares at the rate of $0.05 per common share.

During the year ended August 31, 2013, interest expense of $318 was recognized on notes payable to Mr. Donehew. During the year ended August 31, 2013, $318 of accrued interest was paid to Mr. Donehew.

Related Party Transactions of Fuse

Commencing January 1, 2013 through January 31, 2014, Fuse occupied office space on a month-to-month basis for its corporate headquarters for $500 a month from Crestview Farm, an entity controlled by D. Alan Meeker, Fuse's Chief Executive Officer. Mr. Meeker serves as the Manager of Crestview Farm. Rent expense for these facilities was $4,000 and $0 for the year ended August 31, 2013 and for the period from July 18, 2012 (inception) to August 31, 2012, respectively, and was $3,000 and $1,000 for the six months ended February 28, 2014 and 2013, respectively.

Fuse has secured capital for ongoing operations through multiple financing transactions.  As of April 28, 2014, the aggregate amounts payable are $317,305 to JAR Financing, LLC, and $335,471 to Cooks Bridge, LLC.  The dates and amounts of each individual financing are as follows:

Transaction	Date	Amount
JAR Financing, LLC	12/20/2013	$60,000
JAR Financing, LLC	02/10/2014	$193,535
JAR Financing, LLC	03/04/2014	$63,770
Cooks Bridge, LLC	01/10/2014	$131,024
Cooks Bridge, LLC	02/05/2014	$116,777
Cooks Bridge, LLC	03/04/2014	$87,670
Total amount payable as of April 28, 2014		$652,776

The term of each borrowing is for twenty-four (24) months from the date of each note.  The notes are unsecured, bear interest at 7.0% and require 18 monthly payments of interest only commencing at the beginning of month seven. The first six months of interest is deferred until maturity. The outstanding principal balance along with all accrued and unpaid interest is due at maturity.

In addition, the Company expects JAR Financing, LLC to assist in the funding of its working capital and growth needs in the future.

Management and Ownership of Cooks Bridge, LLC

Cooks Bridge, LLC is managed by Alan Meeker, the Chief Executive Officer of Fuse, Jonathan Brown, the President and Chief Operating Officer of Fuse, and Rusty Shelton, the Chief Financial Officer and Chief Development Officer of Fuse.  Mr. Meeker is also the sole member of Axis Global LLC which owns 15.0% of Fuse. Mr. Meeker does not own any membership interest in Cooks Bridge, LLC.  Mr. Meeker is the manager of Crestview Farmaiken, LLC, which owns a membership interest in Cooks Bridge, LLC.  Mr. Meeker does not own a membership interest in Crestview Farmaiken, LLC.

Twelve Global, LLC, a member of Cooks Bridge, LLC, owns 33.5% of Fuse and Jonathan Brown, the Chief Operating Officer of Fuse, is the sole member of Twelve Global, LLC.

ReSurge Hospitals, Inc., a member of Cooks Bridge, LLC, owns 15.0% of Fuse.  Rusty Shelton, the Chief Financial Officer and Chief Development Officer of Fuse, is the sole stockholder of ReSurge Hospitals, Inc.

CCEP Holdings LLC, a member of Cooks Bridge, LLC, owns 18.0% of Fuse. Dr. Chris Pratt, the Chief Medical Director of Fuse, is the sole member of CCEP Holdings LLC.

TJAL Holdings LLC, a member of Cooks Bridge, LLC, owns 5.0% of Fuse. Dr. Randall Dei is the sole member of TJAL Holdings LLC and is the Medical Director of Podiatry of Fuse.

Coastal IP, LLC, a member of Cooks Bridge, LLC, owns 5.0% of Fuse. Dr. Erik Nilssen is the sole member of Coastal IP, LLC and is a Medical Director of Fuse.

Lion Share LLC, a member of Cooks Bridge, LLC, owns 2.0% of Fuse. Dr. Steve Corey is the sole member of Lion Share LLC and is a Medical Director of Fuse.

Robert Donehew, the current Chief Executive Officer of the Company, is the sole member of Trebor Opportunities LLC. Trebor Opportunities LLC is a member of Cooks Bridge, LLC.

Management and Ownership of JAR Financing, LLC

JAR Financing, LLC is managed by Alan Meeker, the Chief Executive Officer of Fuse, Jonathan Brown, the President and Chief Operating Officer of Fuse, and Rusty Shelton, the Chief Financial Officer and Chief Development Officer of Fuse.  Mr. Meeker is the sole member of Axis Global LLC, which owns 15.0% of Fuse. Mr. Meeker does not own any membership interest in JAR Financing, LLC.  Mr. Meeker is the manager of JAR Financing, LLC, which owns a membership interest in Cooks Bridge, LLC.  Mr. Meeker does not own a membership interest in Cooks Bridge, LLC.

Twelve Global, LLC is a member of JAR Financing, LLC and owns 33.5% of Fuse.  Jonathan Brown, the Chief Operating Officer of Fuse, is the sole member of Twelve Global, LLC.

ReSurge Hospitals, Inc., a member of JAR Financing, LLC, owns 15.0% of Fuse.  Rusty Shelton, the Chief Financial Officer and Chief Development Officer of Fuse, is the sole stockholder of ReSurge Hospitals, Inc.

DESCRIPTION OF CHARTER AMENDMENTS

On December 18, 2013, the Company obtained the written consent in lieu of a meeting of stockholders from the holders of a majority of the Company’s outstanding common stock approving the Name Change Amendment, the Authorized Capital Amendment and the Reverse Stock Split Amendment. The Board had previously approved each of the Charter Amendments.

Each of the Name Change Amendment, the Authorized Capital Amendment and the Reverse Stock Split Amendment will become effective (the “Amendment Effective Time”) immediately prior to the consummation of the Merger, upon the filing of a certificate of amendment to the Company’s certificate of incorporation, substantially in the form attached to this information statement as Annex B (the “Certificate of Amendment”). In accordance with Rule 14c-2 under the Exchange Act, in no event will the Charter Amendments be effective earlier than at least 20 days after the mailing of this information statement to the Company’s stockholders. The Merger is anticipated to take place in the third fiscal quarter of 2014, after the satisfaction by the Company and Fuse of certain closing conditions, including the expiration of such 20-day period.

Name Change Amendment

In connection with the Merger, the Company will change its name to “Fuse Medical, Inc.” Since the Company’s business operations will be the business of Fuse and will be conducted through Fuse upon consummation of the Merger, the Company believes that the name “Fuse Medical, Inc.” better describes its business plan.

Authorized Capital Amendment

The Authorized Capital Amendment will increase the Company’s authorized capital stock from 12,000,000 shares, with all such shares authorized as common stock, par value $0.01 per share, to 520,000,000 shares, with 500,000,000 of such shares authorized as common stock, par value $0.01 per share, and 20,000,000 of such shares authorized as “blank check” preferred stock, par value $0.01 per share. “Blank check” preferred stock permits the Board, in its discretion, to designate one or more series of the preferred stock with the rights, privileges and preferences of each series to be fixed by the Board from time to time in the future.

When issued, the additional shares of common stock authorized by the Authorized Capital Amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights. The rights of the common stock will be subject to the express terms of the preferred stock and any series thereof.

The Authorized Capital Amendment will expressly authorize the Board to issue shares of the preferred stock, in one or more series, and to fix for each such series the voting powers, designations, preferences, or other special rights thereof and the qualifications, limitations or restrictions thereon, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters, without further approval of the stockholders. The creation of such “blank check” preferred stock will give the Board flexibility to issue preferred stock on such terms and conditions as they deem proper. The Board would be required to make any determination to issue shares of preferred stock and to establish the powers, preferences and special rights thereof based on its judgment as to the best interests of the Company and its stockholders.

Reasons for the Authorized Capital Amendment

The Authorized Capital Amendment, in combination with the Reverse Stock Split Amendment, is necessary for the Company to have sufficient stock to issue to the Holders of Fuse to complete the Merger. Of the authorized capital stock, 3,600,000 shares of common stock (on a post-Reverse Stock Split basis) will be issued to the Holders in the Merger, as more fully described below in “The Merger” and “The Merger Agreement.”

The Authorized Capital Amendment also is necessary for the Company to have sufficient stock to have additional authorized shares of common stock and preferred stock for financing its business, for acquiring other businesses, for forming strategic partnerships and alliances, for equity compensation and for stock dividends. Except in connection with the Merger Agreement, the Company currently has no such plans, proposals, or arrangements, written or otherwise, to issue any of the additional authorized shares of common stock for such purposes. However, having an increased number of authorized but unissued shares of common stock and having the ability to issue “blank check” preferred stock will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in the Company’s capitalization. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of common stock or preferred stock that would become authorized by the Authorized Capital Amendment unless otherwise required by law or regulation.

Furthermore, “blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions. In particular, smaller companies may be required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. The Company presently lacks the authority to issue preferred stock and, accordingly, is limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, the Company will increase its flexibility in structuring future transactions.

Accordingly, the Board believes that the Authorized Capital Amendment is in the best interests of the Company and its stockholders.

Effects of the Authorized Capital Amendment

Although the Authorized Capital Amendment is not being undertaken by the Board for this purpose, authorized but unissued shares of common stock and preferred stock may enable the Board to render it more difficult or to discourage an attempt to obtain control of the Company and thereby protect continuity of or entrench its management, which may adversely affect the market price of the Company’s common stock. If in the due exercise of its fiduciary obligations, for example, the Board were to determine that a takeover proposal were not in the best interests of the Company, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent or render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group, by creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board, by enabling an acquisition that might complicate or preclude the takeover, or otherwise.

The creation of “blank check” preferred stock also could have material anti-takeover consequences. Once the Authorized Capital Amendment becomes effective, the Board could designate and issue one or more series of preferred stock with rights and preferences, including enhanced voting rights or conversion rights, that make acquisition of the Company by means of a tender offer, a proxy contest or otherwise more difficult, and also make the removal of incumbent officers and directors more difficult. Thus, the ability to issue “blank check” preferred stock may inhibit changes of control that are not approved by the Board and may discourage or prevent an acquisition or disposition of our business that could otherwise be in the best interests of our stockholders. As a result, these provisions also could limit the price that future investors might be willing to pay in the future for the common stock.

In addition, the issuance of additional shares of common stock may, if such shares are issued at prices below the price existing stockholders paid for their shares, reduce stockholders’ equity per share and dilute the value of existing stockholders’ shares. The issuance of common stock or preferred stock could also effectively limit or dilute the voting power of our stockholders.

Reverse Stock Split Amendment

The Reverse Stock Split Amendment will effect the Reverse Stock Split, whereby each 14.62 shares of the Company’s common stock, par value $0.01 per share, issued and outstanding or held in the treasury (if any) immediately prior to the Amendment Effective Time shall be automatically reclassified and combined, without further action, into one validly issued, fully paid and non-assessable share of common stock. The par value of the common stock will not be adjusted in connection with the Reverse Stock Split. There will be no fractional shares issued in connection with the Reverse Stock Split. A holder of record of common stock immediately prior to Amendment Effective Time who would otherwise be entitled to a fraction of a share will instead receive a number of shares equal to the next whole share up from any fractional share interest in common stock. Each certificate that immediately prior to the Amendment Effective Time represented shares of common stock will thereafter represent that number of shares of common stock into which the shares of common stock have been combined.

Reasons for the Reverse Stock Split Amendment

The Reverse Stock Split Amendment, in combination with the Authorized Capital Amendment, is necessary for the Company to have sufficient stock to issue to the Holders of Fuse to complete the Merger.

The Reverse Stock Split also may increase the market price of the Company’s common stock. The Board believes that an increased stock price may encourage institutional and other investor interest and improve the marketability of the common stock to a broader range of investors, and thus enhance liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.

Although the Company expects the Reverse Stock Split will result in an increase in the market price of the common stock, the Reverse Stock Split may not increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in its reports filed with the SEC. The history of similar reverse stock splits for companies in like circumstances is varied. If the Reverse Stock Split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Effects of the Reverse Stock Split Amendment

The Reverse Stock Split will become effective at the Amendment Effective Time. Immediately after the Amendment Effective Time, each 14.62 shares of common stock will be combined into one new share of common stock. Based on 5,848,185 shares of common stock issued and outstanding as of April 25, 2014, immediately following the Reverse Stock Split, and prior to the completion of the Merger, the Company will have approximately 400,013 shares of common stock issued and outstanding (without giving effect to the rounding of fractional shares).

The Reverse Stock Split will affect all holders of the common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except as a result of the rounding of fractional shares.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Amendment Effective Time, the Company’s common stock will have new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be quoted on the Over-the-Counter Bulletin Board (“OTCBB”). However, as a result of the Name Change Amendment, it is possible that the Company’s ticker symbol will be changed.

Authorized Shares of Common Stock

Concurrently with the Reverse Stock Split, the Company intends to increase the number of authorized shares of capital stock of the Company as described above. Because of the increase in the number of authorized shares of capital and the decrease in the number of issued and outstanding shares of common stock, the number of shares of common stock remaining available for issuance will increase further. For this reason, the Reverse Stock Split may be construed as having an anti-takeover effect as described above in “Description of Charter Amendments—Authorized Capital Amendment.”

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a bank, broker, custodian or other nominee (i.e., “street name”) in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effectuate the Reverse Stock Split for their beneficial holders holding the common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than for registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of the common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of the Company’s registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock.

Registered “Certificated” Holders of Common Stock

Following the Reverse Stock Split, the certificates representing the shares prior to the Reverse Stock Split (the “Old Shares”) will continue to be valid. In the future, new certificates will be issued reflecting the shares after the Reverse Stock Split (the “New Shares”), but this in no way will affect the validity of current certificates. After the Reverse Stock Split, each certificate representing Old Shares will be deemed to represent such number of New Shares in proportion to the ratio of the Reverse Stock Split. Certificates representing New Shares will be issued in due course as Old Share certificates are tendered for exchange or transfer to our transfer agent, American Stock Transfer & Trust Company, LLC. We request that stockholders do not send in any of their certificates at this time. If a certificate for Old Shares has a restrictive legend, the certificate for New Shares will be issued with the same restrictive legends.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s), except in due course for transfer.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. In lieu of issuing fractions of shares, the Company will round up to the next whole number of shares.

Effect of the Reverse Stock Split on Outstanding Options

Proportionate adjustments will be made based on the ratio of the Reverse Stock Split to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options to purchase common stock. This will result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these options will be proportionately based upon the Reverse Stock Split ratio, subject to the Company’s treatment of fractional shares.

Effect on Par Value

The Reverse Stock Split Amendment will not affect the par value of the Company’s common stock, which will remain $0.01 per share.

Certain Federal Income Tax Consequences

The Reverse Stock Split should not result in any recognition of gain or loss. The holding period of the New Shares will include the stockholder’s holding period for the corresponding Old Shares. The adjusted basis of the New Shares (including the original shares) will be equal to the adjusted basis of a stockholder’s Old Shares. Notwithstanding the foregoing, the federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest. The statements herein regarding the tax consequence of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

The foregoing summary is included for general information only. Each stockholder should consult their own tax adviser concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which they may be subject.

Accounting Matters

As of the Amendment Effective Time, the stated capital attributable to common stock and the additional paid-in capital accounts on the Company’s balance sheet will not change in the aggregate due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Additional Information

To effect the foregoing changes, the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware. Prior to filing of the Certificate of Amendment, the Company plans to notify Financial Industry Regulatory Authority, Inc. (“FINRA”) of the proposed name change, the Reverse Stock Split and the Merger, and to work with FINRA to obtain a new trading symbol for its common stock.

Neither Delaware law nor the Company’s certificate of incorporation and bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Charter Amendments. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

It is not mandatory for the Company’s stockholders to surrender their stock certificates as a result of the Charter Amendments. The Company’s transfer agent will adjust the record books of the Company to reflect the name change. New certificates will not be mailed to stockholders; however, new certificates will be issued during the ordinary course of business.

THE MERGER

The discussion in this information statement of the Merger and the principal terms of the Merger Agreement by and among the Company, Fuse, Merger Sub and the Representative is subject to, and is qualified in its entirety by reference to, the Merger Agreement. A copy of the Merger Agreement is attached to this information statement as Annex A.

The Parties

The parties to the Merger Agreement are the Company, Fuse, Merger Sub and the Representative. The mailing address of each of the Company and Merger Sub is 111 Village Parkway, Building 2, Marietta, Georgia 30067 and the telephone number of each is (770) 951-0984. The mailing address of Fuse is 4770 Bryant Irvin Court, Suite 300, Fort Worth, Texas, 76107 and its telephone number is (817) 439-7025.

Structure of the Merger and Merger Consideration

The Merger Agreement provides for the merger of Merger Sub with and into Fuse, with Fuse surviving the merger and becoming a wholly owned subsidiary of the Company. Thereafter, the Company will operate under the name “Fuse Medical, Inc.”

Upon consummation of the Merger, the Holders will receive an aggregate of 3,600,000 shares of the Company’s common stock (on a post-Reverse Stock Split basis). The Merger Consideration will be allocated among the Holders in accordance with Fuse’s limited liability company operating agreement. In order to fund the indemnification obligations of the Holders after the closing of the Merger (as described below), of the shares of common stock constituting the Merger Consideration, 180,000 shares (on a post-Reverse Stock Split basis) will be deposited in escrow pursuant to the terms of the Merger Agreement and an escrow agreement, in the form attached to the Merger Agreement, that is to be executed at the closing.

As a result of the foregoing, the current beneficial owners of common stock of the Company will beneficially own an aggregate of 10% of the Company’s common stock on a fully diluted basis and the Holders will beneficially own an aggregate of 90% of the Company’s common stock on a fully diluted basis.

The Merger is intended by the parties to the Merger Agreement to constitute a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

Lock-up Agreements

Each of the Holders will execute a Lock-Up Agreement at the closing of the Merger that, subject to certain limited exceptions, prohibits the Holder from selling or otherwise disposing of the shares of common stock received as Merger Consideration for a period of 365 days after the closing. After the expiration of 365 days, the Holders further may not sell or otherwise dispose of the shares, except (i) from the 366th day until the 456th day after the closing, with respect to one-quarter of such shares, (ii) from the 457th day until the 546th day after the closing, with respect to an additional one-quarter of such shares, (iii) from the 547th day until the 638th day after the closing, with respect to an additional one-quarter of such shares, (iv) the 639th day until the 730th day after the closing, with respect to an additional one-quarter of such shares. After the 730th day, all of the restrictions will cease.

Registration Rights Agreement

The Holders and the Company will execute a registration rights agreement (the “Registration Rights Agreement”) at the closing of the Merger. Under the Registration Rights Agreement, during the period commencing on the closing of the Merger and ending on the date the Company is first eligible to register the shares on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), the Holders may demand that the Company effect a registration on Form S-1 under the Securities Act of the shares of the Company’s common stock issued to them as Merger Consideration, subject to certain limitations, including that the Holders may make no more than one such demand in any 12 month period. After the closing of the Merger and the date the Company is first eligible to register the shares on Form S-3 under the Securities Act, the Holders also may demand an unlimited number of registrations on Form S-3, except that the Holders may make only one demand for a shelf registration. The Holders will also have certain “piggyback” registration rights with respect to registration statements filed by the Company with respect to its equity securities, other than registration statements filed in connection with an employee benefit plan, an exchange or offer of securities solely to the Company’s existing stockholders, an offering of convertible debt or a dividend reinvestment plan.

Background of the Merger

The terms of the Merger Agreement are the result of arm’s-length negotiations between representatives of the Company and Fuse. The following is a brief discussion of the background of these negotiations, the Merger Agreement and related transactions.

On January 17, 2013, a representative of a medical company (the “Prior Target”) contacted Mr. Donehew about a possible business combination with the Company.

On February 12, 2013, the Prior Target provided Mr. Donehew with a draft letter of intent for the business combination. The letter of intent contemplated a reorganization transaction, pursuant to which the Company would engage in a reverse stock split and the security holders of the Prior Target would receive 90% of the outstanding common stock of the Company, which Mr. Donehew believed was market for a shell company reverse merger. Mr. Donehew declined to sign the letter of intent, but agreed to continue discussions.  The material terms as set forth in the letter of intent did not change and over the next few months Mr. Donehew and representatives of the Prior Target negotiated the details of an agreement for the proposed business combination (the “Prior Agreement”).

In April 2013, a representative of a biotechnology company approached Mr. Donehew regarding a possible merger with the Company. Mr. Donehew, as the sole director, elected not to pursue this transaction because, under the proposed terms, the current stockholders of the Company would have owned a de minimis percentage of the combined company. In addition, the biotechnology company was years away from commercialization of its products and required additional financing, which would have subjected the current stockholders to substantial additional dilution.

In May 2013, prior to the execution of the Prior Agreement, a representative from the Prior Target approached Mr. Shelton of Fuse about a business combination between Fuse and the Company that would take place subsequent to the consummation of the transactions contemplated by the Prior Agreement. Messrs. Meeker and Shelton, Mr. Donehew and the representative of the Prior Target discussed the possibility of such a transaction.

In June 2013, a representative of a mobile payment company approached Mr. Donehew about a possible business combination with the Company. Mr. Donehew, as the sole director, elected not to pursue this transaction because the mobile payment company was not adequately capitalized and did not have significant revenue. In addition, at this point in time, the Company was in advanced discussions with the Prior Target concerning the Prior Agreement.

In early July 2013, Mr. Donehew and the Prior Target agreed to proceed with the Prior Agreement. On July 26, 2013, the Company executed the Prior Agreement with the Prior Target.

In August 2013, a representative of a golf supply company approached Mr. Donehew regarding a possible merger with the Company. The golf supply company proposed to produce a new golf ball. Mr. Donehew, as the sole director, elected not to pursue this transaction because, at the time, the Company was party to the Prior Agreement. In addition, the golf supply company was not adequately capitalized, proposed to enter a highly competitive market and offered no price advantage over competitors in the market. Therefore Mr. Donehew concluded that this opportunity was not the better opportunity for the Company nor was it in the best interest of its stockholders.

On October 11, 2013, the Company delivered a letter to the Prior Target stating that the Prior Agreement had expired by its terms and would not be extended because the Prior Target had failed to perform its obligations under the Prior Agreement. On October 16, 2013, the Company filed a Form 8-K Report announcing the expiration of the Prior Agreement.

After delivery of the letter, on October 11, 2013, Mr. Donehew discussed with Messrs. Meeker and Shelton a new proposal for a business combination between Fuse and the Company. The terms, which were negotiated at arms’-length, would include: members of Fuse receiving 3,600,000 shares of the Company’s common stock on a post-Reverse Stock Split basis (representing 90% of the Company’s outstanding common stock after the Merger and the Reverse Stock Split), which Mr. Donehew continued to believe was market for shell company reverse merger; the Company amending its certificate of incorporation as described in “Description of Charter Amendments”; the parties agreeing to indemnify each other under certain circumstances; and 180,000 shares of the Merger Consideration being deposited in escrow to satisfy such indemnification obligations. At such time, as an indication of its good faith in going forward with the transaction, Fuse agreed to loan monies to the Company for its operating expenses while the negotiations were in process, due to the financial status of the Company. As of the date of this information statement, Fuse had loaned $95,000 to the Company. The material terms of the loans are described in Note 4 – “Notes Receivable” and Note 11 – “Subsequent Events” to Fuse’s financial statements contained in this information statement.

On December 18, 2013, after an extensive review of the Merger Agreement and other related materials, Mr. Donehew, as the sole director, acting by written consent, determined that the Merger was in the best interests of the Company and its stockholders and approved the Merger Agreement and related transactions. On the same day, in accordance with the Merger Agreement, the Company obtained approval by written consent from the holders of 3,220,330 shares of its common stock, representing a majority of its outstanding common stock, to amend its certificate of incorporation, effective immediately prior to the consummation of the Merger, (i) to change the name of the Company to “Fuse Medical, Inc.”, (ii) to increase the Company’s authorized capital stock from 12,000,000 shares of common stock to 500,000,000 shares of common stock and from 0 shares of preferred stock to 20,000,000 shares of preferred stock, and to expressly authorize the Board to issue shares of the preferred stock, in one or more series, and to fix for each such series the voting powers, designations, preferences, or other special rights thereof and the qualifications, limitations or restrictions thereon, and (iii) to effect the Reverse Stock Split.

On December 18, 2013, the Company, Fuse and Mr. Meeker, acting solely in his capacity as representative of the Holders, executed the Merger Agreement after the close of trading on the OTCBB. The Company filed a Current Report on Form 8-K on December 20, 2013 announcing the execution of the Merger Agreement and discussing the terms of the Merger.

On March 3, 2014, the parties executed an amendment to the Merger Agreement extending the termination date to April 14, 2014. The Company filed a Current Report on Form 8-K on March 4, 2014 announcing the execution of the amendment.

On April 11, 2014, the parties executed a second amendment to the Merger Agreement extending the termination date to May 31, 2014. The Company filed a Current Report on Form 8-K on April 11, 2014 announcing the execution of the amendment.

Reasons for the Merger

The Board concluded that the Merger Agreement with Fuse was in the best interests of the Company and fair to its stockholders. The following are material factors that were considered by the Board in making this determination:

•	Fuse’s potential for future growth;

•	Experience and skills of Fuse’s current management team;

•	Fuse’s competitive entry position into the current health care market;

•	Costs associated with effecting the transaction;

•	the Company’s financial situation, including that:

•	the Company had de minimis assets as of August 31, 2013 and no revenue from operations in the fiscal year then ended;

•
the Company received a going concern opinion from its independent registered public accounting firm and, without additional debt or equity financing, would be unable to pay its bills as they came due; and

•
the market value of the Company’s common stock was $0.035 per share on December 19, 2013, the day before the announcement of the Merger Agreement, for a total market capitalization of approximately $205,000; and

•	Fuse’s financial stability, including that:

•	Fuse had revenues of approximately $1,059,000 and operating income of approximately $240,000 for the year ended August 31, 2013;

•	Fuse had total current assets of approximately $558,000 as of August 31, 2013; and

•	Fuse was adequately capitalized to conduct its business as a public company.

The Board did not obtain a third party valuation of Fuse, nor did it engage in a going concern valuation of Fuse. In view of the variety of factors considered in connection with its evaluation of the Merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The Board determined the Merger was in the best interests of the Company and fair to its stockholders based upon the totality of the information it considered.

Interests of the Company’s Directors and Officers

In considering the Charter Amendments and the Merger, stockholders of the Company should keep in mind that the Company’s sole officer and director, Robert H. Donehew, has interests in such matters that are different from, or in addition to, the interests of stockholders generally. These interests include, among other things:

•
The Merger Agreement provides that Mr. Donehew will be a director of the Company after the closing of the Merger. As such, in the future he may receive cash fees, stock options or other awards that the Company determines to pay to its non-employee directors. Presently, the Company has not established any arrangements for compensation of its non-employee directors.

Appraisal Rights

Under Delaware law, the Company’s stockholders do not have appraisal rights in connection with the Merger or the Charter Amendments.

Anticipated Accounting Treatment

The merger will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, Fuse will have effective control of the Company through the Holder’s 90% fully diluted stockholder interest in the combined entity. In addition, Fuse will have control of the combined entity through control of a substantial proportion of the Board by designating five of the six board seats. Additionally, all of Fuse’s senior executive positions will continue on as management of the combined entity after consummation of the Merger. For accounting purposes, Fuse will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of the Company. Accordingly, Fuse’s assets, liabilities and results of operations will become the historical financial statements of the Company, and the Company’s assets, liabilities and results of operations will be consolidated with Fuse effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

Regulatory Matters

The Merger and the transactions contemplated by the Merger Agreement are not subject to any additional federal or state regulatory requirement or approval except for filings with the State of Delaware necessary to effectuate the Merger.

Required Vote

Under Delaware law, the Company’s stockholders were not required to vote to approve the Merger Agreement. However, on December 18, 2013, the Company obtained the written consent in lieu of a meeting of stockholders from the holders of a majority of the Company’s outstanding common stock approving the Name Change Amendment, the Authorized Capital Amendment and the Reverse Stock Split Amendment.

Neither Delaware law nor the Company’s certificate of incorporation and bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Merger. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

Litigation

On January 27, 2014, M. Richard Cutler and Cutler Law Group, P.C., the plaintiffs, filed a complaint in the District Court of Harris County, Texas, 2014-03355, against Fuse, Alan Meeker, Rusty Shelton, Jonathan Brown, Robert H. Donehew and the Company, the defendants. On April 21, 2014, the complaint was dismissed for "want of prosecution." The plaintiffs have 30 days from April 21, 2014 to file a motion to reinstate the case.

Richard Cutler is the sole principal of plaintiff Cutler Law Group, which provided legal representation to its client (“Cutler’s Client”) that was interested in engaging in a transaction with Fuse and the Company (“Cutler’s Failed Transaction”). The plaintiffs had alleged that Cutler's Failed Transaction failed to materialize notwithstanding the efforts of Mr. Cutler and his law firm to document the transaction. The plaintiffs further had alleged that the defendants continued to pursue a similar transaction without Cutler’s Client or the plaintiffs. The plaintiffs had claimed that the defendants were responsible for damages in the amount of (i) $46,465 plus interest because plaintiffs were not paid their legal fees by Cutler’s Client nor receive equity in the company that plaintiffs hoped would be issued from Cutler’s Failed Transaction; (ii) $46,465 plus interest due to defendants being unjustly enriched from plaintiffs’ legal services to Cutler’s Client; (iii) $1,186,000 plus interest, being the alleged value of shares that plaintiffs claimed to be entitled from Cutler’s Failed Transaction, which amount should allegedly be tripled as exemplary damages as a result of intentional fraud and/or negligent representations that some or all of the defendants allegedly committed and that such conduct allegedly constitutes conspiracy to commit fraud; (iv) $1,186,000, allegedly arising from a breach of a Non-Competition and Non-Disclosure Agreement to which plaintiffs were not a party; (v) $1,000,000 for breach of fiduciary duty by the defendants because they would have been directors and officer of the surviving corporation in Cutler’s Failed Transaction had it not failed and defendants’ moving on to another transaction without plaintiffs; and (vi) plaintiffs’ attorneys fees and costs for having brought the action.

THE MERGER AGREEMENT

The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this information statement as Annex A. Such summary is qualified by reference to the complete text of the Merger Agreement, which is incorporated herein by reference.

For a discussion of the Merger structure and Merger Consideration, indemnification and lock-up provisions of the Merger Agreement, see the section titled “The Merger” above.

Representations and Warranties

Each of the Company and Merger Sub, on one hand, and Fuse, on the other hand, made certain customary representations and warranties to the other, including representations and warranties regarding (i) organization and authorization, (ii) capitalization, (iii) the absence of conflicts, (iv) consents and approvals of governmental authorities and third parties, (v) litigation, (vi) absence of certain changes, (vii) financial information, (viii) title to property, (ix) compliance with law and (x) broker’s and finder’s fees. Fuse also made representations and warranties about the Holders’ ownership of the membership units of Fuse. The Company also made representations and warranties regarding the Company’s filings with the SEC and Merger Sub’s operations.

Covenants

Member Matters. At closing of the Merger, as a condition to receiving the Merger Consideration, each Holder will submit a letter of transmittal in which such Holder (i) agrees to be bound by certain terms and conditions of the Merger Agreement applicable to the Holders, and (ii) represents and warrants to the Company and Merger Sub that such Holder’s units reflecting membership interests in Fuse are free from (A) claims, liens or other encumbrances by any other person and (B) any restrictions on transfer.

Management. At the closing of the Merger, the Board will be reconstituted to consist of Messrs. Donehew, Meeker, Shelton and Brown and Drs. Pratt and Dei. The Company will take any actions necessary to fix the size of the Board and effect the appointments of the foregoing individuals as directors.

Charter Protections and Director and Officer Insurance. All rights to indemnification for acts or omissions occurring through the closing now existing in favor of the current directors and officers of the Company as provided in its current certificate of incorporation and bylaws or in any indemnification agreements will survive the Merger and shall continue in full force and effect in accordance with their terms. For a period of three years after the closing, the Company will maintain in effect the current policies of directors’ and officers’ liability insurance it maintains (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the closing.

General Releases. As additional consideration for the Merger, Mr. Donehew will deliver to Fuse a general release and waiver by which he releases the Company and its directors, officers, stockholders, employees and agents from any and all claims, whether known or unknown, existing or arising out of his status as a stockholder of the Company or his employment, service, consulting or other similar arrangement with the Company prior to the closing, other than certain obligations. Similarly, as additional consideration for the Merger, each Holder will deliver to the Company a general release and waiver by which such Holder releases Fuse and its managers, officers, members, employees and agents from any and all claims, whether known or unknown, arising out of such Holder’s status as a Holder or such Holder’s employment, service, consulting or similar arrangement with Fuse prior to the closing, other than certain obligations.

Confidentiality. The Company, Merger Sub, Fuse and the Representative agree that all information disclosed to each other, whether written or oral, relating to the disclosing party’s business activities is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of the disclosing party. Any disclosure of confidential information by any party, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the disclosing party. Each party shall use the confidential information for the sole purpose of performing its obligations as provided herein. The confidentiality obligations will not apply to: (i) information which was known to the one party or its agents prior to receipt from the other party; (ii) information which is or becomes generally known through no fault of a party; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; (iv) disclosure required by law, regulation or stock exchange rule; or (v) disclosure consented to by the other party.

Authorization of Representative

As a condition to receiving Merger Consideration, each Holder irrevocably constitutes and appoints the Representative. The Representative accepts the appointment as the true and lawful agent and attorney-in-fact of such Holder with full power of substitution to act in the name, place and stead of such Holder with respect to the performance on behalf of any such Holder under the terms and provisions of the Merger Agreement, and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Representative shall deem necessary or appropriate in connection with the transactions contemplated under the Merger Agreement.

Conditions to Closing

Fuse’s obligation to consummate the Merger is subject to certain conditions, including: (i) except for loans made by Fuse and its affiliates to the Company and for certain other specified loans, any amount of outstanding indebtedness due any other third party by the Company having been paid; (ii) the Company’s and Merger Sub’s representations and warranties contained in the Merger Agreement (subject to materiality qualifiers, as applicable) remaining accurate as of the closing, and no material adverse change in the business, operations, financial condition or prospects of the Company having occurred; (iii) the Company and Merger Sub having complied with their covenants and agreements contained in the Merger Agreement in all material respects; (iv) the Company having filed all documents relating to the Merger necessary to be filed with government authorities; (v) at least 20 days having elapsed since this information statement was mailed to the Company’s stockholders and the Certificate of Amendment for the Charter Amendments having been filed; (vi) the Company having retained its good standing in Delaware and other jurisdictions where it is required to be so qualified and as a publicly traded company on the OTCBB; (vii) the Merger having qualified, based on the sole determination of Fuse or its tax advisors, as a tax free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended; (viii) there being no proceeding of any nature pending or overtly threatened against Fuse or the Company, their properties or their officers, directors or subsidiaries arising out of the Merger that could give rise to material damages; and (ix) certain documents having been delivered, including counterpart signature pages to Lock-Up Agreements and the Registration Rights Agreement.

The Company’s and Merger Sub’s obligation to consummate the Merger is subject to certain conditions, including: (i) Fuse’s representations and warranties contained in the Merger Agreement (subject to materiality qualifiers, as applicable) remaining accurate as of the closing, and no material adverse change in the business, operations, financial condition or prospects of Fuse having occurred; (ii) Fuse having complied with their covenants and agreements contained in the Merger Agreement in all material respects; (iii) at least 20 days having elapsed since this information statement was mailed to the Company’s stockholders and the Certificate of Amendment for the Charter Amendments having been filed; (iv) Fuse having retained its good standing in Delaware and other jurisdictions where it is required to be so qualified; (v) certain documents having been delivered, including counterpart signature pages to Lock-Up Agreements and the Registration Rights Agreement; (vi) there being no proceeding of any nature pending or overtly threatened against Fuse or the Company, their properties or their officers, directors or subsidiaries arising out of the Merger that could give rise to material damages; and (vii) Fuse and the Representative, on behalf of the Holders, having provided the Company with copies of accredited investor questionnaires or letters of transmittal and, based on such information, the Company having reasonably concluded in good faith that the Merger Consideration can be issued in compliance with Rule 506 of Regulation D under the Securities Act.

Termination

The Merger Agreement may be terminated at any time by mutual agreement of the parties. The Merger Agreement also may be terminated by either party if the Merger has not occurred by May 31, 2014, except that this right to terminate will not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement. In addition, the Merger Agreement may be terminated by either party upon breach by the other party, unless such breach is capable of being cured and has been cured (or the non-breaching party has been indemnified with respect thereto) within 30 days of notice thereof.

OTHER INFORMATION ABOUT THE COMPANY

The Company’s Business

The Company was incorporated in 1968 as a Delaware corporation. Its principal executive offices are located at 111 Village Parkway, Building #2, Marietta, Georgia and our telephone number is (770) 951-0984.

History

Until the fourth quarter of fiscal 1992, we were engaged in the wholesale distribution of aluminum alloys, steel and other specialty metals under the name American Metals Service, Inc. In the fourth quarter of fiscal year 1992, we liquidated its assets and ceased operations. We did not conduct any business operations from such time until May 1999.

In May 1999, we acquired the assets of PKG Design, Inc., the developer of two sports-related Internet websites: golfrounds.com and skiingusa.com. In connection with the acquisition of these websites, we changed our name to Golf Rounds.com, Inc. In August 2001, we determined to cease operations of the golfrounds.com and skiingusa.com websites since continued maintenance of these websites was not a productive use of our resources.

On September 19, 2003, we and our wholly owned subsidiary, DPE Acquisition Corp., entered into an agreement and plan of reorganization and merger with Direct Petroleum Exploration, Inc. (“DPE”), which was not consummated. This subsidiary is currently inactive and has no operations.

On July 26, 2013, we executed a reorganization agreement with PH Squared LLC (“PharmHouse”). On October 11, 2013, we delivered a letter to PharmHouse notifying PharmHouse that the agreement had expired on its stated termination date of August 30, 2013 and that the agreement would not be extended.

Business Plan

Our current business plan is to serve as a vehicle for the acquisition of or merger or consolidation with another company. We intend to use our capital stock to effect the Merger with Fuse.

To the extent we consummate the Merger, we will become subject to numerous risks inherent in the business and operations of Fuse, including the risks inherent to financially unstable and early stage growth companies and to businesses in the healthcare industry, as described below in “Business of Fuse.” Although we endeavored to evaluate the risks inherent in Fuse and its industry, we cannot assure you that we properly ascertained or assessed all significant risk factors. In addition, although we carefully scrutinized the management of Fuse before entering into the Merger Agreement, we cannot assure you that our assessment of Fuse’s management will prove to be correct, especially in light of the inexperience of our officers and directors in evaluating businesses in Fuse’s industry. In addition, we cannot assure you that Fuse’s future management will have the necessary skills, qualifications or abilities to manage a public company.

If we consummate the Merger, we will become subject to competition from competitors of Fuse as described below in “Business of Fuse.” We cannot assure you that we will be able to compete successfully with these competitors.

Employees, Facilities and Legal Proceedings

Currently, our only employee is our officer, who devotes as much time to our business as our Board determines to be necessary. R.D. Garwood, Inc. provides us with the use of an administrative assistant, who performs secretarial and bookkeeping services. Our only facilities are our principal executive offices. Our office space, fixtures, furniture and equipment, as well as our administrative assistant, is provided to us by R.D. Garwood, Inc. at a cost of $900 per month on a month-to-month basis. Effective June 1, 2013, due to our financial status, R.D. Garwood, Inc. began providing the aforementioned services at no charge to the Company. Robert H. Donehew, our President, Treasurer and the sole member of our Board, is also Chief Financial Officer of R.D. Garwood, Inc. We believe that our present business property is adequate and suitable to meet our needs until we consummate a business combination.

We are not involved in any legal proceedings, except as described under “The Merger – Litigation” above.

Risk Factors

We will not generate any revenue until the completion of the Merger.

Prior to the Merger, our resources are limited. As of August 31, 2013, the Company had $801 in cash and cash equivalents, $10,700 in prepaid expenses, and $33,096 in current liabilities. We have had no significant revenues (other than interest income) since 1992 and we will not achieve any revenues (other than interest and dividend income) until, at the earliest, the completion of a business combination. We cannot assure you that Fuse, after the business combination, will operate on a profitable basis. In addition, as a result of our limited financial, managerial, and other resources, we cannot assure you that we will be able to complete the Merger without additional financing and, if we do need such additional financing, that we will be able to obtain it on acceptable terms or at all.

Our officers and directors may have a conflict of interest allocating management time and opportunities, which may be to the detriment of our stockholders.

Prior to the Merger, our officers and directors are not required to commit their full time to our affairs, which may result in conflicts of interest in allocating management time between our operations and other businesses. Such conflicts may not be resolved in the best interest of our stockholders.

We may not be correct in assessing the management of a potential target business.

We cannot assure you that our assessment of the skills, qualifications or abilities of the management of Fuse will prove to be correct, especially in light of the inexperience of our officers and directors in evaluating businesses in Fuse’s industry. In addition, despite a positive assessment by our management, we cannot assure you that the management of Fuse will have the necessary skills, qualifications or abilities to manage a public company.

We will issue shares of our common stock to effect the Merger, which will dilute the equity interest of our stockholders.

We will issue 3,600,000 shares of our common stock to effect the Merger. The issuance of such additional shares of our common stock will:

•	significantly reduce the equity interest of our stockholders;

•	cause a change in control, which may affect, among other things, our ability to utilize our net operating loss carryforwards, if any;

•	adversely affect prevailing market prices for our common stock; and

•	impair our ability to raise additional capital through the sale of our equity securities.

Our stock is sporadically traded and currently offers limited liquidity.

Our common stock is only traded on a limited or sporadic basis and this should not be deemed to constitute an established public trading market. We cannot assure you that the common stock will be actively traded in the future. Therefore, we cannot assure you that there will be liquidity in the common stock.

If we are deemed to be subject to the Investment Company Act of 1940, as amended, we may be required to institute burdensome compliance requirements and be subject to restrictions relating to our activities.

The regulatory scope of the Investment Company Act of 1940, as amended (the “Investment Company Act”), which was enacted principally for the purpose of regulating vehicles for pooled investments in securities, extends generally to companies engaged primarily in the business of investing, reinvesting, owning, holding or trading in securities. The Investment Company Act may, however, also be deemed to be applicable to a company that does not intend to be characterized as an investment company but that, nevertheless, engages in activities that may be deemed to be within the definitional scope of certain provisions of the Investment Company Act. While we do not believe that our or Fuse’s principal activities will subject us to regulation under the Investment Company Act, we cannot assure you that we will not be deemed to be an investment company, especially during the period prior to the Merger. If we are deemed to be an investment company, we may become subject to certain restrictions relating to our activities, including restrictions on:

•	the nature of our investments; and

•	the issuance of securities,

and have imposed upon us certain requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	compliance with certain burdensome reporting, recordkeeping, voting, proxy and disclosure requirements and other rules and regulations.

If we are characterized as an investment company, we would be required to comply with these additional regulatory burdens, which would require additional expense.

The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations

When used in this information statement, words or phrases such as “will likely result,” “management expects,” “we expect,” “will continue,” “is anticipated,” “estimated” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. We have no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements. Forward-looking statements involve a number of risks and uncertainties including, but not limited to, general economic conditions, our ability to find a suitable company to effect a business combination with, competitive factors and other risk factors as set forth elsewhere in this information statement.

The following discussion should be read in conjunction with the Company’s financial statements and related notes included in this information statement.

Results of Operations

We have had no revenues (other than interest and dividend income) since 1992 and will not generate any revenues (other than interest income) until, at the earliest, the completion of a business combination.

Three months ended February 28, 2014 compared to three months ended February 28, 2013

Other income (expense) for the three months ended February 28, 2014 decreased to ($777) from ($98) for the three months ended February 28, 2013. The increase in interest expense to ($777) from ($98) was due to the issuance of $112,250 of notes payable.

General, administrative and other expenses for the three months ended February 28, 2014 decreased to $18,377 from $24,372 for the three months ended February 28, 2013, a decrease of 24.6%. The decrease was due to lower payroll expenses of $7,391, legal expenses of $3,368, office sharing expenses of $2,700, and bank charges of $60, offset by higher directors and officers liability insurance expenses of $6,202, stockholder service expenses of $1,210 and taxes and license expenses of $112.

General, administrative and other expenses for the three months ended February 28, 2014 consisted of directors and officers liability insurance expenses of $8,077, legal expenses of $3,616, stockholder service expenses of $3,574, audit and accounting fee expenses of $2,750, taxes and license expenses of $221, payroll expenses of $109, and bank charges of $30.

Six months ended February 28, 2014 compared to six months ended February 28, 2013

Other income (expense) for the six months ended February 28, 2014 decreased to ($1,112) from ($98) for the six months ended February 28, 2013. The increase in interest expense to ($1,112) from ($98) was due to the issuance of $112,250 of notes payable.

General, administrative and other expenses for the six months ended February 28, 2014 increased to $66,466 from $56,544 for the six months ended February 28, 2013, an increase of 17.5%. The increase was due to higher legal expenses of $10,509, directors and officers liability insurance expenses of $9,333, stockholder service expenses of $862, audit and accounting fee expenses of $800, and taxes and license expenses of $122, offset by lower payroll expenses of $6,193, office sharing expenses of $5,400 and bank charges of $111.

General, administrative and other expenses for the six months ended February 28, 2014 consisted of legal expenses of $24,470, audit and accounting fee expenses of $13,550, directors and officers liability insurance expenses of $13,082, payroll expenses of $8,807, stockholder service expenses of $6,148, taxes and license expenses of $340, and bank charges of $69.

Fiscal year 2013 compared to fiscal year 2012

For the year ended August 31, 2013, other income (expense) was ($571) as compared to $30 for the year ended August 31, 2012. The decrease in interest income to $0 from $30 was due to fewer funds invested in money market fund investments in the current year. The increase in interest expense to ($571) from $0 was due to the issuance of $58,350 of notes payable.

General, administrative and other expenses were $109,284 for the year ended August 31, 2013, as compared to $101,613 for the year ended August 31, 2012. The increase in expenses was due to higher legal expenses of $15,343, stockholder service expenses of $6,248, postage expense of $225 and bank charges of $60, offset by lower payroll expenses of $7,903, office sharing expenses of $2,700, audit and accounting fee expenses of $2,000, directors and officers liability insurance expenses of $1,372, dues and subscriptions of $176, and taxes and licenses of $54.

General, administrative and other expenses for the year ended August 31, 2013, consisted of legal expenses of $34,350, payroll expenses of $22,500, audit and accounting fee expenses of $18,250, stockholder service expenses of $17,100, office sharing expenses of $8,100, directors and officers liability insurance expenses of $7,795, taxes and license expenses of $593, bank charges of $371 and dues and postage expenses of $225.

Liquidity and Capital Resources

General

As of February 28, 2014, cash and cash equivalents were $6,551, which includes $74 invested in a money market account with a yield of 0.02% and $6,477 in a non-interest bearing checking account. As of February 28, 2014, there was a working capital deficiency of $89,173.

The Company’s total current liabilities at February 28, 2014 were $114,397, which was comprised of notes payable of $95,000, accounts payable of $18,545 and accrued liabilities of $852.

Cash flows used in operating activities for the six months ended February 28, 2014 of $89,250 stems from a net loss of $67,578, an increase in prepaid expenses of $7,973 and a decrease in accounts payable and accrued expenses of $13,699.

At August 31, 2013, cash and cash equivalents were $801, which includes $74 invested in a money market account with an effective yield of 0.02% and $727 in a non-interest bearing checking account. At August 31, 2013, we had a working capital deficiency of $21,595.

Cash flows used in operating activities for the year ended August 31, 2013 of $50,883 relates to a net loss of $109,855 and an increase in prepaid expenses of $5,510, offset by convertible notes issued for services rendered of $7,000 and an increase in accounts payable and accrued expenses of $57,482.

Commencing in December 2012, we began financing our working capital requirements through sale of our promissory notes and convertible promissory notes. Commencing in October 2013, all funding has been from the issuance of promissory notes to Fuse.

Currently, our working capital is not sufficient to last for more than 12 months. If we acquire a business, our-post acquisition capital needs may be more substantial and our current capital resources may not be sufficient to meet our requirements. We currently believe that if we need capital in the future, we will be able to raise capital through sales of equity and institutional or investor borrowings, although we cannot assure you we will be able to obtain such capital. We anticipate that after any acquisition we may complete in accordance with our business plan, we will use substantially all our then existing working capital to fund the operations of the acquired business. In addition, we believe that any new business operations may require additional capital to fund its operations.

Contractual Obligations

The Company has no material contractual obligations other than those relating to employment as described in “Executive and Director Compensation” and the Merger Agreement as described herein.

Going Concern

The consolidated financial statements as of August 31, 2013 and the unaudited condensed consolidated financial statements as of February 28, 2014 have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. During the six months ended February 28, 2014, the Company had a net loss of $67,578, used cash in operations of $89,250, and had no revenues from operations. These factors among others indicate that the Company may be unable to continue as a going concern. In addition, the report of the Company’s independent registered public accounting firm contained in the Company’s consolidated financial statements for the year ended August 31, 2013 includes an explanatory paragraph describing the existence of conditions that raise substantial doubt about our ability to continue as a going concern. The Company’s existence is dependent upon management’s ability to effect a business combination with Fuse and/or obtain additional funding sources. There can be no assurance that the Merger or the Company’s other financing efforts will result in profitable operations or the resolution of the Company’s liquidity problems. The financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern. If we are not able to continue as a going concern, it is likely that holders of our common stock will lose all of their investment.

Critical Accounting Policies and Use of Estimates

The preparation of consolidated financial statements requires us to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts and classification of expense, and the disclosure of contingent assets and liabilities. We evaluate our estimates and assumptions on an ongoing basis. We base our estimates on historical experience and various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. The following items in our consolidated financial statements require significant estimates and judgments:

Accounting for stock options. The Company recognizes compensation expense for stock-based compensation in accordance with ASC Topic No. 718. For employee stock-based awards, the Company calculates the fair value of the award on the date of grant using the Black-Scholes method for stock options; the expense is recognized over the service period for awards expected to vest. For non-employee stock-based awards, the Company calculates the fair value of the award on the date of grant in the same manner as employee awards, however, the awards are revalued at the end of each reporting period and the prorata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date shall equal the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised. We believe that it is important for investors to be aware that there is a particularly high degree of subjectivity involved in estimating the fair value of stock-based compensation, that the expenses recorded for stock-based compensation in the Company’s financial statements may differ significantly from the actual value realized by the recipients of the stock awards, and that the expenses recorded for stock-based compensation will not result in cash payments from the Company.

Recent Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-04, “Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date (a consensus the FASB Emerging Issues Task Force)”. ASU 2013-04 provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. generally accepted accounting principles (GAAP). The guidance requires an entity to measure those obligations as the sum of: (a) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and (b) any additional amount the reporting entity expects to pay on behalf of its co-obligors. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial statements.

In March 2013, the FASB issued ASU 2013-05, “Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity (a consensus the FASB Emerging Issues Task Force)”. ASU 2013-05 resolves the diversity in practice about whether Subtopic 810-10, Consolidation—Overall, or Subtopic 830-30, Foreign Currency Matters—Translation of Financial Statements, applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity. In addition, the amendments in this Update resolve the diversity in practice for the treatment of business combinations achieved in stages (sometimes also referred to as step acquisitions) involving a foreign entity. The amendments in this Update are effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial statements.

In July 2013, the FASB issued ASU 2013-11, “Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force)”. The objective of the amendments in this Update is to eliminate diversity in practice on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. An unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial statements.

We have implemented all new accounting standards that are in effect and that may impact our consolidated financial statements and do not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our consolidated financial position or results of operations.

Price Range of Securities and Dividends

Our common stock is traded on the OTCBB under the symbol “TEEE.” Below is a table indicating the range of high and low bid information for the common stock as reported by the OTCBB for the periods listed. Bid prices represent prices between broker-dealers and do not include retail mark-ups and mark-downs or any commission to broker-dealers. In addition, these prices do not necessarily reflect actual transactions.

	High	Low
Fiscal 2014
First Quarter	$0.20	$0.04
Second Quarter	0.11	0.03
Third Quarter*	0.10	0.06
Fiscal 2013
First Quarter	$0.09	$0.03
Second Quarter	0.10	0.03
Third Quarter	0.10	0.05
Fourth Quarter	0.15	0.05
Fiscal 2012
First Quarter	$0.08	$0.03
Second Quarter	0.11	0.03
Third Quarter	0.10	0.06
Fourth Quarter	0.12	0.02
__________________________
*	Through April 25, 2014.

As of April 25, 2014, there were 1,892 holders of record of the Company’s common stock.

We had not paid any dividends since October 21, 2010, at which time the Company declared a special cash dividend of $0.50 per share payable to stockholders of record as of September 30, 2010. We do not anticipate declaring any additional dividends prior to the consummation of the Merger. The payment of dividends after the Merger will be contingent upon our revenues and earnings, if any, our capital requirements and our general financial condition. The payment of any dividends after the Merger will be within the discretion of the Board at such time. We presently intend to retain all earnings, if any, for use in our business operations and, accordingly, we do not anticipate declaring any dividends in the foreseeable future.

BUSINESS OF FUSE

Business Background

Fuse was formed in Delaware on July, 18, 2012. Subsequent to the formation of Fuse, two physician partnerships were formed. Fuse Medical V, LP, was formed on November 15, 2012 and is owned 59% by Fuse, 1% by Fuse Management V, LLC (the General Partner) and 40% by individual physicians. The second partnership, Fuse Medical VI, LP was formed on January 31, 2013. Fuse Medical VI, LP is owned 59% by Fuse, 1% by Fuse Management VI, LLC (the General Partner) and 40% by individual physicians. Fuse Medical V, LP and Fuse Medical VI, LP are limited partnerships where Fuse holds majority economic interest. The above companies have been combined for financial statement purposes as each of the companies are under common control, operate as a single business entity, and will become wholly-owned subsidiaries of Fuse prior to the Merger. Collectively, the entities are referred to as “Fuse”. Fuse is a physician-partnered privately held company and national distributor that provides diversified healthcare products and supplies. All inter-company transactions have been eliminated in the combination of the financial statements.

Fuse’s business is to market, distribute and sell internal fixation, durable bone materials, biologics, tissue, surgical and other related surgical products for use in a variety of surgical procedures in various types of facilities (ambulatory surgical centers, hospitals and physician offices and other medical facilities) where surgeons and doctors treat patients and operate. Fuse markets, distributes and sells a variety of existing FDA-approved and/or state licensed products and services manufactured or produced by other organizations where Fuse is considered a licensee, a consignment distributor and/or a stocking distributor. Fuse utilizes its physician relationships, corporate partners, facility relationships and partnerships as well as its knowledge of the healthcare industry, to further its business objectives. Fuse sells its products directly to hospitals, surgical facilities and physician practices in compliance with both the Stark Law and the federal Anti-Kickback Statute, as further discussed below. In doing so, Fuse’s overall goal is to add value to the healthcare industry by bringing down the overall cost of internal fixation, biologics, bone materials, tissues, surgical implants and other products in the industry.

Product Distribution Channels

Fuse utilizes multiple distribution models including leased representative networks, independent contractors and employed representatives. Fuse’s distribution model also utilizes its physician investment partners as part of the network. Fuse has built a large nationwide network of specialists in select clinical specialties, many of whom are leaders in their field that will not only clinically utilize but also use Fuse’s product lines through appropriate channels in a manner consistent with professional standards of practice. These network specialists include heads of teaching hospitals, universities and clinical resident and fellowship programs at some of the most respected institutes in the nation.

Fuse currently has a limited number of customers that it sells products to. In the fiscal year ended August 31, 2013, Fuse had a concentration of sales in a limited number of hospital and surgical facilities. Fuse recognizes that the diversification and growth of its customer base is instrumental to its long-term strategic and financial success. Fuse has a diverse line of products and services and intends to grow both the number of customers and product sales through its product distribution channel strategy.

Intellectual Property

At this time Fuse holds no intellectual property, patents or trademarks.

Regulatory Issues

There are both federal and state statutes which may impact Fuse‘s ability to fully implement its strategic plan as discussed below. Fuse will actively pursue valid exceptions to these regulations, which are discussed below, to meet its long-term strategic objectives.

Federal Anti-Kickback Statute

The federal Anti-Kickback Statute (the “AKS”) is a criminal statute that prohibits the payment or receipt of remuneration, in cash or otherwise, in return for referrals of federal healthcare beneficiaries. The Center for Medicare and Medicaid Services has promulgated certain safe harbors that offer protection from liability for arrangements that fall within very specific parameters. Fuse intends to utilize the “physician investment interest safe harbor” in the AKS as part of its a business model. To reach the public company exception to the AKS, Fuse must possess undepreciated net tangible assets, related to the furnishing of healthcare items and services, of more than $50,000,000 in the previous fiscal year or 12 month period.

Physician Self-Referral Law

The Physician Self-Referral Law (the “Stark Law”) prohibits physicians or their immediate family members from referring to entities that provide designated health services (“DHS”) to federal program beneficiaries if the physician or an immediate family member has a financial relationship (either via a compensation arrangement or ownership interest), directly or indirectly in that entity. Similar to safe harbors for the AKS, the Stark Law regulations created a series of exceptions to provide protection (safe harbor) for certain types of business arrangements that fall within their parameters.

In order to meet the objectives of Fuse regarding the Stark Law, Fuse will utilize the exception to the Stark Law for publicly traded securities. This exception effectively permits physicians to own investment securities that may be purchased on terms generally available to the public and which are securities: (i) in a corporation that had, at the end of the corporation’s most recent fiscal year, or on average during the previous 3 fiscal years, stockholders' equity exceeding $75,000,000 and (ii) listed on the New York Stock Exchange, the American Stock Exchange, or any regional exchange in which quotations are published on a daily basis, or foreign securities listed on a recognized foreign, national, or regional exchange in which quotations are published on a daily basis, or traded under an automated interdealer quotation system operated by the National Association of Securities Dealers.

Fuse will not accept federal reimbursement for its products until the publicly traded securities exception under the Stark Law (the “Public Company Exception”) is available to it.

In addition, there are various state statutes which may limit Fuse’s ability to fully implement its business model until such time as Fuse may utilize the Public Company Exception.

It is the intent of Fuse to not sell any product to an insured that would be reimbursed under any government payer system including, but not limited to Medicare, Tricare or other national or state government beneficiary program, until the Public Company Exception may be utilized.

FUSE’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations is intended to assist in the understanding and assessment of significant changes and trends related to the results of operations and financial position of Fuse. This discussion and analysis should be read in conjunction with the combined financial statements and the accompanying notes appearing elsewhere in this information statement.

The statements in this information statement may contain forward-looking statements relating to such matters as anticipated future financial performance, business prospects, legislative developments and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, we note that a variety of factors could cause our actual results to differ materially from the anticipated results expressed in the forward-looking statements such as intensified competition and/or operating problems in its operating business projects and their impact on revenues and profit margins or additional factors.

The medical distribution industry is in a mature life-cycle phase. For most of the products Fuse offers there are a number of integrated competitors, several of which are publically traded where they not only manufacture and produce their own products but also have established distribution and sales networks and participate in large group purchasing organizations within the medical industry. Most of these competitors have linked physicians to their entities by engaging select physician and surgical specialties through consulting agreements, clinical trials remuneration and other compensation models. As mature companies, they also have extensive legacy systems and expensive administrative and sales commission cost structures. In addition, there are numerous independent medical distributorships primarily focused on limited geographic markets and products located across the United States.

Few competitive companies, however, are structured to allow for physician and key stakeholder equity, profit participation and operational input in their companies. As a growth company, Fuse will compete through the following means:

•	Partnering with both established and new manufacturers and suppliers who are seeking to have access to a national distribution network for their products.

•	Engagement of physician investment in Fuse through private market placements, acquisition of physician owned companies and other partnership models.

•
Participation of physicians, both investor and non-investor, through our physician leadership structure, which includes the Chief Medical Officer, product and service line directors as well as national, regional, divisional and sectional medical directors.

•	Utilization and maintenance of a flat administrative organizational structure, thereby reducing our overhead cost structure.

•
Installation of technologically advanced information systems platforms that allow for the processing and tracking of product pricing and revenue capture while providing labor cost savings and reduced inventory.

•	Implementation of a minimum sales representative model.

•	Shadow pricing of competitor products that provide cost savings to our end consumers.

•	Engagement of our physician investors to assist in introducing our cost saving products in healthcare facilities within their service area.

Concentration of Sales

In the fiscal year ended August 31, 2013, Fuse had a concentration of sales in a limited number of hospital and surgical facilities. Sales to the top three client facilities totaled $658,116 or 62.1% of total sales.

Concentration of Suppliers

In the fiscal year ended August 31, 2013, Fuse had a concentration of suppliers with a limited number of manufacturers and supply distributors whom Fuse purchases products. Purchases from the top two suppliers totaled $395,505 or 99.4% of the total goods purchased. This concentration of purchases was due to the expansion of Fuse’s product service lines through execution of new manufacturer vendor agreements and the subsequent marketing and placement of those products in new client facilities. Our distributor agreements with these manufacturers and supply distributors are both exclusive and non-exclusive and allow for Fuse to market and distribute nationally. These same manufacturers and distributors have the option to provide their own direct sales and distributor networks which may compete with Fuse and its products.

Strategy

Fuse’s strategy is to continue to expand our end customer, physician, manufacturer and supplier partnership base, both in the regions we currently serve and in new regions across North America which are conducive to our business model. The principal elements of the Fuse’s business strategy are to:

Integrate and Increase Profits

We intend to continue integrating and implementing best practices across all aspects of our operating facilities and product service lines, including financial, staffing, technology, products and packaging, distribution network and compliance.

Our customers and partners require high levels of regulatory compliance, which we intend to accomplish through employee training, facility policies and procedures coupled with ongoing analysis of operating performance. We intend to implement new accounting, invoicing, and logistics management and information technology systems. We believe all of these measures will increase the quality of service we can provide to our customers, increase the visibility of Fuse, and maximize profitability.

Expand Services and Supply Volume

We intend to expand our product and services supply volume as well as our number of facility clients by growing our relationships with product manufacturers and suppliers. We plan to increase the volume we sell and distribute in the following ways: continued development of our sales and account management representative network structure to drive physician and facility relationships; growth of our partnership model with other healthcare manufacturers and providers who bring incremental service lines, strategic value and synergy; attract new services and customers by demonstrating product quality, customer service and cost value propositions; and attract new sales and service revenue in territories we feel may be underserved and provide ease of market penetration. We plan to increase the volume we collect from our end user by implementing specific sales programs and increasing personnel dedicated to sales generation.

In January 2014, Fuse executed a distributorship agreement with a national orthopedic internal fixation manufacturer. This national semi-exclusive agreement allows for direct product sales to acute care hospitals under both consignment and stock and bill arrangements. In addition, the agreement allows for Fuse profit participation for ambulatory surgical centers and physician offices business that Fuse is responsible for developing in conjunction with another national medical supply and distribution company.

Corporate Office

Fuse has completed improvements to its leased corporate office and is preparing for relocation of its executive and senior management team members. We feel this will provide for greater integration of our planning, operating and reporting systems.

Pursue Selective Strategic Relationships or Acquisitions

In the United States, Fuse will continue to explore additional mergers and acquisitions and seek strategic alliances on a national basis with other companies that are developing, producing or distributing healthcare products and services. We plan to focus on partnerships and acquisitions that not only add revenue, cash flow and profitability to our financial position but those that provide short and long-term growth potential and support the strategic goals and objectives of Fuse.

International Markets

Internationally, we are exploring strategic partnerships and business models to penetrate the healthcare sectors for the products and services Fuse provides.

As a long-term objective, Fuse will continue to explore the expansion of our operations and products into international markets. We have developed several relationships in markets where we believe our products, services and systems will be able to support an underserved market for western based healthcare including the Middle East and Asia. We believe that moving into international markets will further establish Fuse as a leader in our industry sector and will add incremental net income to the organization.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States requires estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses and related disclosures of contingent assets and liabilities in the financial statements and accompanying notes. The SEC has defined a company’s critical accounting policies as the ones that are most important to the portrayal of the company’s financial condition and results of operations, and which require the company to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. We believe that our estimates and assumptions are reasonable under the circumstances; however, actual results may vary from these estimates and assumptions. We have identified in Note 2 - “Significant Accounting Policies” to Fuse’s financial statements contained in this information statement certain critical accounting policies that affect the more significant judgments and estimates used in the preparation of the financial statements.

Three Months Ended February 28, 2014 Compared to Three Months Ended February 28, 2013

Net Sales

For the three months ended February 28, 2014, net sales were $229,786, compared to $405,057 for the three months ended February 28, 2013, a decrease of $175,271, or 43.3%. Our pricing for certain products was high when we initially began distributing them. Subsequently, the reimbursable amounts from insurance companies were found to be much lower than we anticipated. During April 2013 through June 2013, we reduced significantly our retail pricing in order for our prices to align better with reimbursable amounts from insurance companies received by our customers. As a result, even though the number of units sold decreased only slightly during the current period compared to the prior period, the decrease in contract pricing extended to our customers primarily accounted for the decrease in net sales.

Cost of Revenues

For the three months ended February 28, 2014, our cost of revenues was $67,450, compared to $71,765 for the three months ended February 28, 2013, representing a decrease of $4,315 or 6.0%. The decrease in cost of revenues was due to a decrease in the number of units sold. Our cost of revenues, on a per unit basis, did not increase significantly during the three months ended February 28, 2014. Cost of revenues includes costs to purchase goods, transportation, storage, sales representatives and account management.

Gross Profit

For the three months ended February 28, 2014, we generated a gross profit of $162,336, compared to $333,292 for the three months ended February 28, 2013, a decrease of $170,956, or 51.3%. The decrease in gross profit was primarily due to the decrease in net sales, which resulted primarily from a reduction in contracted prices in client facilities.

Operating Expenses

General, Administrative and Other

For the three months ended February 28, 2014, general, administrative and other operating expenses increased to $249,349 from $84,381 for the three months ended February 28, 2013, representing an increase of $164,968, or 196%. General, administrative and other operating expenses consist primarily of salaries and wages, travel expenses, legal and professional fees as well as other general and administrative expenses. This increase is attributable to Fuse’s expansion strategy and related costs to fund operations.

Compensation Costs Paid to Related Parties

Compensation costs paid to related parties decreased to $21,000 for the three months ended February 28, 2014 from $57,909 for the three months ended February 28, 2013. This expense is attributable to distributions issued to limited partner members of Fuse Medical V, LP and Fuse Medical VI, LP. Fuse was a limited partner in Fuse Medical V, LP and Fuse Medical VI, LP. Pursuant to the partnership agreement of Fuse Medical V, LP and Fuse Medical VI, LP, available cash flow distributions are to be paid within 30 days of month-end. The decrease is due to lesser distributions made during the current period.

Interest Expense

For the three months ended February 28, 2014, interest expense increased to $5,360 from $189 for the three months ended February 28, 2013, representing an increase of $5,171, or 2,736%. Interest expense increased due to the issuance of an aggregate of $749,137 of promissory notes payable during the current period. Interest expense also includes interest on Fuse’s Line of Credit.

Net Income (Loss)

For the three months ended February 28, 2014, Fuse generated a net loss of ($112,736), or ($1,127) per 1.0% membership interest, compared to net income of $190,813, or $1,908 per 1.0% membership interest for the three months ended February 28, 2013. The change from net income to net loss is primarily due to the decrease in net sales and the increase in general, administrative and other operating expenses.

Six Months Ended February 28, 2014 Compared to Six Months Ended February 28, 2013

Net Sales

For the six months ended February 28, 2014, net sales were $387,652, compared to $662,345 for the six months ended February 28, 2013, a decrease of $274,693, or 41.5%. Our pricing for certain products was high when we initially began distributing them. Subsequently, the reimbursable amounts from insurance companies were found to be much lower than we anticipated. During April 2013 through June 2013, we reduced significantly our retail pricing in order for our prices to align better with reimbursable amounts from insurance companies received by our customers. As a result, even though the number of units sold increased during the current period compared to the prior period, the increased number of units sold was more than offset by the significant decrease in contract pricing extended to our customers. The decrease in contract pricing extended to our customers primarily accounted for the decrease in net sales.

Cost of Revenues

For the six months ended February 28, 2014, our cost of revenues was $122,457, compared to $107,845 for the six months ended February 28, 2013, representing an increase of $14,612 or 13.5%. The increase in cost of revenues was due to an increase in the number of units sold. Our cost of revenues, on a per unit basis, did not increase significantly during the six months ended February 28, 2014. Cost of revenues includes costs to purchase goods, transportation, storage, sales representatives and account management.

Gross Profit

For the six months ended February 28, 2014, we generated a gross profit of $265,195, compared to $554,500 for the six months ended February 28, 2013, a decrease of $289,305, or 52.2%. The decrease in gross profit was primarily due to the decrease in net sales, which resulted primarily from a reduction in contracted prices in client facilities.

Operating Expenses

General, Administrative and Other

For the six months ended February 28, 2014, general, administrative and other operating expenses increased to $426,623 from $185,830 for the six months ended February 28, 2013, representing an increase of $240,793, or 130%. General, administrative and other operating expenses consist primarily of salaries and wages, legal and professional fees, and travel as well as other general and administrative expenses. This increase is attributable to Fuse’s expansion strategy and related costs to fund operations.

Compensation Costs Paid to Related Parties

Compensation costs paid to related parties increased to $83,000 for the six months ended February 28, 2014 from $57,909 for the six months ended February 28, 2013. This expense is attributable to distributions issued to limited partner members of Fuse Medical V, LP and Fuse Medical VI, LP. Fuse was a limited partner in Fuse Medical V, LP and Fuse Medical VI, LP. Pursuant to the partnership agreement of Fuse Medical V, LP and Fuse Medical VI, LP, available cash flow distributions are to be paid within 30 days of month-end. The increase was due to greater distributions made during the current period.

Interest Expense

For the six months ended February 28, 2014, interest expense increased to $5,724 from $280 for the six months ended February 28, 2013, representing an increase of $5,444, or 1,944%. Interest expense increased due to the issuance of an aggregate of $749,137 of promissory notes payable during the current period. Interest expense also includes interest on Fuse’s Line of Credit.

Net Income (Loss)

For the six months ended February 28, 2014, Fuse generated a net loss of ($249,321), or ($2,493) per 1.0% membership interest, compared to net income of $310,481, or $3,105 per 1.0% membership interest for the six months ended February 28, 2013. The change from net income to net loss is primarily due to the decrease in net sales and the increase in general, administrative and other operating expenses.

Liquidity and Capital Resources

As of February 28, 2014, Fuse had $1,068,079 in current assets, consisting of $524,891 in cash and cash equivalents, $114,753 in accounts receivable, $95,000 in notes receivables, $284,683 in inventories, $3,320 in prepaid expenses and other receivables and $45,432 in other receivables – related parties. Fuse had total current liabilities of $331,941 consisting of accounts payable of $201,419, accounts payable – related parties of $25,431, accrued expenses of $5,091 and a line of credit of $100,000. The line of credit is with Trinity Bank and is fully utilized at $100,000. Interest accrues at 2.25% per year, based on a year of 360 days. The line of credit requires minimum monthly payments of interest only. The line of credit is secured by a money market account having an approximate balance of $105,000 that is: (i) owned by an individual who in turn owns an entity that is a member of Fuse and (ii) is maintained at Trinity Bank. The line of credit is due upon demand of Trinity Bank. The balance due on the line of credit as of February 28, 2014 was $100,000. On October 10, 2013, due to non-payment of the outstanding principal balance, Fuse was in default on the line of credit; however, on November 27, 2013, an extension of the line of credit was obtained through October 10, 2014, curing any previous default.

The line of credit has a maturity date of October 10, 2014, but is payable immediately upon the demand of the lender. The line of credit is secured by a money market account in the name of Dr. Christopher and Cesily Pratt. Dr. Pratt is a co-founder and Chief Medical Officer of Fuse.

During the six months ended February 28, 2014, Fuse raised $5,100 through member contributions.

Fuse feels it currently has sufficient capital or access to capital to sustain its current operations for the next 12 months. Fuse has financed its operations from its on-going operations, a line of credit and other borrowings discussed below.

Fuse has secured capital through multiple borrowings. As of April 28, 2014, the aggregate amounts payable are $317,305 to Jar Financing, LLC, $335,471 to Cooks Bridge, LLC, and $247,801 to World Health Industries. The dates and amounts of each individual borrowing are as follows:

Notes Payable

Note	Date	Amount
Jar Financing, LLC	12/20/2013	$60,000
Jar Financing, LLC	02/10/2014	$193,535
Jar Financing, LLC	03/04/2014	$63,770
Cooks Bridge, LLC	01/10/2014	$131,024
Cooks Bridge, LLC	02/05/2014	$116,777
Cooks Bridge, LLC	03/04/2014	$87,670
World Health Industries	01/14/2014	$131,024
World Health Industries	02/06/2014	$116,777
Total amount payable as of April 28, 2014		$900,577

The term of each borrowing is for twenty-four (24) months from the date of each note. The notes are unsecured, bear interest at 7.0% and require 18 monthly payments of interest only commencing at the beginning of month seven. The first six months of interest is deferred until maturity. The outstanding principal balance along with all accrued and unpaid interest is due at maturity.

In addition, Fuse expects Jar Financing, LLC and World Health Industries to assist in the funding of its working capital and growth needs in the future.

Capital Expenditures

For the six months ended February 28, 2014, Fuse had no material capital expenditures. Fuse has no material commitments for capital expenditures as of February 28, 2014.

Commitments and Contractual Obligations

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, Fuse is not required to provide this information.

Off-balance Sheet Arrangements

Fuse has no off-balance sheet arrangements.

Twelve Months Ended August 31, 2013 Compared to the Period From July 18, 2012 (Inception) to August 31, 2012

Net Sales

For the twelve months ended August 31, 2013, net sales were $1,059,339, compared to $35,092 for the period from July 18, 2012 (inception) to August 31, 2012, an increase of $1,024,247, or 2,918.7%. The increase in net sales was primarily due to the difference in the length of the periods being compared, combined with an increase in the rate of sales of biologic products to new clients. Fuse, working with its physician partners, was successful in executing new product vendor agreements for suture anchors, internal fixation, biologics and then placing those products in a number of new hospitals and ambulatory surgery centers.

Cost of Revenues

For the twelve months ended August 31, 2013, our cost of revenues was $203,532, compared to $5,660 for the period from July 18, 2012 (inception) to August 31, 2012, representing an increase of $197,872 or 3,496.0%. The increase in cost of revenues was due to the increase in sales for the reasons described above under “—Net Sales.” Cost of revenues includes costs to purchase goods, transportation, storage, sales representatives and account management.

Operating Expenses

General, Administrative and Other

For the twelve months ended August 31, 2013, general, administrative and other operating expenses increased to $419,752 from $12,744 for the period from July 18, 2012 (inception) to August 31, 2012, representing an increase of $407,008, or 3,193.7%. General, administrative and other operating expenses consist of consulting fees, salaries and wages, legal and professional fees and other general and administrative expenses. This increase is attributable to the difference in the length of the periods being compared, combined with Fuse’s expansion strategy and related costs to fund operations, and primarily included salaries, legal fees, and travel expenses.

Fuse intends to expand its product and services supply volume as well as our number of facility clients by growing our relationships with product manufacturers and suppliers and development of our sales and account management representative network structure to drive physician and facility relationships. This expansion will result in an increase in our working capital needs to fund the purchase of inventory, the cost of labor and other operating costs. This growth will require not only an increase in our net borrowings but also result in an increase in our accounts payable to the manufacturers as well as a corresponding increase in sales and associated accounts receivable from clients. The use of funds as part of its expansion strategy will primarily consist of inventory, salaries and case coverage costs, legal fees, information technology platforms, and travel and marketing expenses.

Compensation Costs Paid to Related Parties

Compensation costs paid to related parties increased to $196,309 for the twelve months ended August 31, 2013 from $0 for the period from July 18, 2012 (inception) to August 31, 2012. This expense is attributable to distributions issued to limited partner members of Fuse Medical V, LP and Fuse Medical VI, LP. Fuse was both a general and limited partner in Fuse Medical V, LP and Fuse Medical VI, LP. Pursuant to the partnership agreement of Fuse Medical V, LP and Fuse Medical VI, LP, available cash flow distributions are to be paid within 30 days of month-end. In addition, the increase was further due to Fuse’s start-up costs for state registration, licensing fees and accounting costs for the two limited partnerships.

Operating Income

For the twelve months ended August 31, 2013, we generated an operating income of $239,746, compared to $16,688 for the period from July 18, 2012 (inception) to August 31, 2012, an increase of $223,058, or 1,336.6%. The increase in gross profit was primarily due to the increase in sales for the reasons described above under “—Net Sales.”

Interest Expense

For the twelve months ended August 31, 2013, interest expense increased to $669 from $0 for the period from July 18, 2012 (inception) to August 31, 2012, representing an increase of $669. Interest expense consists of interest on Fuse’s line of credit.

Net Income

For the twelve months ended August 31, 2013, Fuse generated net income of $239,077, or $2,391 per 1.0% membership interest, compared to net income of $16,688, or $167 per 1.0% membership interest, for the period from July 18, 2012 (inception) to August 31, 2012. The increase in net income is due to the increase in sales for the reasons described above under “—Net Sales.”

Liquidity and Capital Resources

As of August 31, 2013, Fuse had $557,770 in current assets, consisting of $233,081 in cash, $94,676 in accounts receivable, $26,600 in other receivables, and $203,413 in inventories. Fuse had total current liabilities of $288,538 consisting of accounts payable and accrued expenses of $188,538 and a line of credit of $100,000. The line of credit is with Trinity Bank and is fully utilized at $100,000. Interest accrues at 2.25% per year, based on a year of 360 days. The line of credit requires minimum monthly payments of interest only. The line of credit is secured by a money market account having an approximate balance of $105,000 that is: (i) owned by an individual who in turn owns an entity that is a member of Fuse and (ii) is maintained at Trinity Bank. The line of credit is due upon demand of Trinity Bank. The balance due on the line of credit as of August 31, 2013 was $100,000. On October 10, 2013, due to non-payment of the outstanding principal balance, Fuse was in default on the line of credit; however, on November 27, 2013, an extension of the line of credit was obtained through October 10, 2014, curing any previous default.

The line of credit has a maturity date of October 10, 2014, but is payable immediately upon the demand of the lender. The line of credit is secured by a money market account in the name of Dr. Christopher and Cesily Pratt. Dr. Pratt is a co-founder and Chief Medical Officer of Fuse Medical, LLC.

During the twelve months ended August 31, 2013, we raised $8,250 (net of $3,350 of redemptions) through member contributions and $100,000 through our bank line of credit.

Fuse feels it currently has sufficient capital or access to capital to sustain its operations for the next 12 months. Fuse has financed its operations from its on-going operations and a line of credit.

Private Financings

For the twelve months ended August 31, 2013, Fuse had no private financings.

Capital Expenditures

For the twelve months ended August 31, 2013, Fuse had material capital expenditures of $1,763, consisting of equipment purchases. Fuse had no material commitments for capital expenditures as of August, 31, 2013.

Commitments and Contractual Obligations

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, Fuse is not required to provide this information.

Off-balance Sheet Arrangements

Fuse has no off-balance sheet arrangements.

OTHER INFORMATION

The Company is subject to the information requirements of the Exchange Act and files annual, quarterly and current event reports, proxy statements and other information with the SEC. You can read the Company’s SEC filings, including the information statement, over the Internet at the SEC’s website at www.sec.gov. You may also read and copy any document the Company files with the SEC at its public reference facility at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

GOLF ROUNDS.COM, INC.

Dated May 2, 2014

INDEX TO FINANCIAL STATEMENTS

Fuse Medical, LLC, Fuse Medical V, LP and Fuse Medical VI, LP Combined Financial Statements

Report of Independent Registered Public Accounting Firm	F-13
Combined Balance Sheets as of August 31, 2013 and 2012	F-14
Combined Statements of Operations for the year ended August 31, 2013 and for the Period from July 18, 2012 (Inception) to August 31, 2012	F-15
Combined Statements of Changes in Owners' Equity for the year ended August 31, 2013 and for the Period from July 18, 2012 (Inception) to August 31, 2012	F-16
Combined Statements of Cash Flows for the year ended August 31, 2013 and for the Period from July 18, 2012 (Inception) to August 31, 2012	F-17
Notes to Combined Financial Statements	F-18

Golf Rounds.com, Inc. and Subsidiary Consolidated Financial Statements

Pro Forma Combined Financial Statements

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
CONDENSED COMBINED BALANCE SHEETS

	February 28, 2014	August 31, 2013
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$524,891	$233,081
Accounts receivable	114,753	94,676
Inventories	284,683	203,413
Notes receivable	95,000	-
Prepaid expenses and other receivables	3,320	26,600
Other receivables - related parties	45,432	-
Total current assets	1,068,079	557,770

Property and equipment, net	37,004	1,483
Security deposit	2,489	-

Total assets	$1,107,572	$559,253

Liabilities and Owners’ Equity

Current liabilities:
Accounts payable	$201,419	$173,162
Accounts payable - related parties	25,431	15,376
Accrued expenses	5,091	-
Line of credit	100,000	100,000
Total current liabilities	331,941	288,538

Notes payable	247,801	-
Notes payable - related parties	501,336	-
Total liabilities	1,081,078	288,538

Commitments and contingencies

Owners' equity:
Members' equity	26,494	270,715
Total owners' equity	26,494	270,715

Total liabilities and owners' equity	$1,107,572	$559,253

The accompanying notes are an integral part of these condensed combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
CONDENSED COMBINED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three	For the Three	For the Six	For the Six
	Months Ended	Months Ended	Months Ended	Months Ended
	February 28, 2014	February 28, 2013	February 28, 2014	February 28, 2013

Revenues:
Product revenues	$203,186	$405,057	$361,052	$662,345
Consulting revenues	26,600	-	26,600	-
Total revenues	229,786	405,057	387,652	662,345

Cost of revenues	67,450	71,765	122,457	107,845

Gross profit	162,336	333,292	265,195	554,500

Operating expenses:
General, adminstrative and other	249,349	84,381	426,623	185,830
Compensation costs paid to related parties	21,000	57,909	83,000	57,909
Total operating expenses	270,349	142,290	509,623	243,739

Operating income (loss)	(108,013)	191,002	(244,428)	310,761

Other income (expense):
Interest income	637	-	831	-
Interest expense	(5,360)	(189)	(5,724)	(280)
Total other income (expense)	(4,723)	(189)	(4,893)	(280)

Net income (loss)	$(112,736)	$190,813	$(249,321)	$310,481

The accompanying notes are an integral part of these condensed combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
CONDENSED COMBINED STATEMENT OF CHANGES IN OWNERS’ EQUITY
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2014
(Unaudited)

	Fuse Medical, LLC	Fuse Medical V, LP	Fuse Medical VI, LP	Total

Balance, August 31, 2013	$(170,189)	$415,459	$25,445	$270,715

Cash contributions from members	5,100	-	-	5,100

Net income (loss)	(289,468)	50,897	(10,750)	(249,321)

Balance, February 28, 2014	$(454,557)	$466,356	$14,695	$26,494

The accompanying notes are an integral part of these condensed combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
CONDENSED COMBINED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six	For the Six
	Months Ended	Months Ended
	February 28, 2014	February 28, 2013
Cash flows from operating activities:
Net income (loss)	$(249,321)	$310,481
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	1,207	28
Changes in operating assets and liabilities:
Accounts receivable	(20,077)	(268,602)
Inventories	(81,270)	(67,025)
Prepaid expenses and other receivables	23,280	-
Security deposit	(2,489)	-
Accounts payable	28,257	110,510
Accounts payable - related parties	10,055	15,272
Accrued expenses	5,091	-
Net cash provided by (used in) operating activities	(285,267)	100,664

Cash flows from investing activities:
Purchases of property and equipment	(36,728)	(1,011)
Advances to related parties	(45,432)	-
Advances under notes receivable	(95,000)	-
Net cash used in investing activities	(177,160)	(1,011)

Cash flows from financing activities:
Proceeds from line of credit, net	-	40,000
Proceeds from issuance of promissory notes	247,801	-
Proceeds from issuance of promissory notes to related parties	501,336	-
Capital contributions received	5,100	11,400
Redemption of member interest	-	(3,350)
Net cash provided by financing activities	754,237	48,050

Net increase in cash and cash equivalents	291,810	147,703

Cash and cash equivalents - beginning of period	233,081	3,285

Cash and cash equivalents - end of period	$524,891	$150,988

Supplemental disclosure of cash flow information:
Interest paid	$1,133	$280

The accompanying notes are an integral part of these condensed combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

Note 1. Nature of Operations

Overview

The combined financial statements include the accounts of: (i) Fuse Medical, LLC, which was formed in Delaware on July 18, 2012, (ii) Fuse Medical V, LP, which was formed in Texas on November 15, 2012, and (iii) Fuse Medical VI, LP, which was formed in Texas on January 31, 2013. The companies have been combined for financial statement purposes as each of the companies are under common control, operate as a single business entity, and will become wholly-owned subsidiaries of Fuse Medical, LLC prior to the Merger (as defined below). Collectively, the entities are referred to as “the Company” or “Fuse Medical”. All intercompany transactions have been eliminated in combination.

Fuse Medical is a physician-partnered company and national distributor that provides diversified healthcare products and supplies, including biologics and bone substitute materials, while striving to document cost savings and clinical outcomes to its manufacturers, physicians, health insurers and medical facility partners. Fuse Medical has entered into partnership arrangements with physicians in order to distribute its products.

Merger Agreement

On December 18, 2013, Fuse Medical, LLC entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Golf Rounds.com, Inc. (the “Registrant”), Project Fuse LLC (a wholly owned subsidiary of Golf Rounds.com, Inc.) (“Merger Sub”), and D. Alan Meeker, solely in his capacity as the representative of the members of Fuse Medical, LLC (the “Representative”). Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Fuse Medical, LLC, with Fuse Medical, LLC surviving as a wholly owned subsidiary of Golf Rounds.com, Inc. (the “Merger”). The Merger is expected to be completed during the third fiscal quarter of 2014.

All of the units reflecting membership interests in Fuse Medical that are issued and outstanding immediately prior to the effective time of the Merger shall be cancelled and converted into the right to receive 3,600,000 shares of Golf Rounds.com’s common stock (on a post-Reverse Stock Split basis), representing 90% of the Registrant’s issued and outstanding common stock after giving effect to the Merger (the “Merger Consideration”). The Merger Consideration will be allocated among the members of Fuse Medical immediately prior to the effective time of the Merger (the “Holders”) in accordance with Fuse Medical’s limited liability company operating agreement.

The merger will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, Fuse Medical will have effective control of Golf Rounds.com, Inc. through the Holder’s 90% fully diluted stockholder interest in the combined entity. In addition, Fuse Medical will have control of the combined entity through control of a substantial proportion of the Board by designating six of the seven board seats. Additionally, all of Fuse Medical’s senior executive positions will continue on as management of the combined entity after consummation of the Merger. For accounting purposes, Fuse Medical will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Fuse Medical. Accordingly, Fuse Medical’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and Golf Rounds.com’s assets, liabilities and results of operations will be consolidated with Fuse Medical effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

Basis of Presentation

The interim condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). In the opinion of the Company’s management, all adjustments (consisting of normal recurring adjustments and reclassifications and non-recurring adjustments) necessary to present fairly our results of operations and cash flows for the three and six months ended February 28, 2014 and 2013 and our financial position as of February 28, 2014 have been made. The results of operations for such interim periods are not necessarily indicative of the operating results to be expected for the full year.

Certain information and disclosures normally included in the notes to the annual combined financial statements have been condensed or omitted from these interim combined financial statements. Accordingly, these interim condensed combined financial statements should be read in conjunction with the combined financial statements and notes thereto included elsewhere in this Form 14C for the fiscal year ended August 31, 2013. The August 31, 2013 balance sheet is derived from those audited financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the combined financial statements. Actual results could differ from those estimates. Significant estimates in the accompanying combined financial statements include the allowance for doubtful accounts and other receivables, valuation of notes receivable, valuation of inventories, and the estimates of depreciable lives and valuation of property and equipment.

Fair Value Measurements

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The Company classifies assets and liabilities recorded at fair value under the fair value hierarchy based upon the observability of inputs used in valuation techniques. Observable inputs (highest level) reflect market data obtained from independent sources, while unobservable inputs (lowest level) reflect internally developed market assumptions. The fair value measurements are classified under the following hierarchy:

●	Level 1—Observable inputs that reflect quoted market prices (unadjusted) for identical assets and liabilities in active markets;

●
Level 2—Observable inputs, other than quoted market prices, that are either directly or indirectly observable in the marketplace for identical or similar assets and liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

●	Level 3—Unobservable inputs that are supported by little or no market activity that are significant to the fair value of assets or liabilities.

The estimated fair value of certain financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets per the following table.

Category	Amortization Period
Computer equipment	3 years
Furniture and fixtures	5 years

Upon the retirement or disposition of property and equipment, the related cost and accumulated depreciation and amortization are removed and a gain or loss is recorded in the combined statements of operations. Repairs and maintenance costs are expensed in the period incurred.

Recent Accounting Pronouncements

We have implemented all new accounting standards that are in effect and that may impact our combined financial statements and do not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our combined financial position or results of operations.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

Note 3. Property and Equipment

Property and equipment consisted of the following at February 28, 2014 and August 31, 2013:

	November 30, 2013	August 31, 2013

Computer equipment	$34,643	$1,763
Furniture and fixtures	3,848	-
	38,491	1,763
Less: accumulated depreciation	(1,487)	(280)
Property and equipment, net	$37,004	$1,483

Depreciation expense for the six months ended February 28, 2014 and 2013 was $1,207 and $28, respectively. Accumulated depreciation amounted to $1,487 and $280 as of February 28, 2014 and August 31, 2013, respectively.

Note 4. Notes Receivable

On October 18, 2013, the Company advanced $39,000 to Golf Rounds.com, Inc., a publicly-held company, in exchange for a six-month promissory note receivable due April 15, 2014 (See Note 1 – Merger Agreement). On November 4, 2013, the Company advanced an additional $24,000 to Golf Rounds.com, Inc. in exchange for a six-month promissory note receivable due May 5, 2014. On December 26, 2013, the Company advanced an additional $32,000 to Golf Rounds.com, Inc. in exchange for a six-month promissory note receivable due June 26, 2014. The notes are unsecured, bear interest at a rate of 3.0% per annum and require payment of principal and interest at maturity. On April 1, 2014, the notes receivable maturing April 15, 2014 and May 5, 2014 were amended whereby the maturity date was extended to June 26, 2014 (See Note 12).

During the six months ended February 28, 2014, interest income of $831 was recognized on outstanding notes receivable. As of February 28, 2014, accrued interest receivable was $831, which is included in prepaid expenses and other receivables on the accompanying condensed combined balance sheet.

Note 5. Other Receivable – Related Parties

During the six months ended February 28, 2014, the Company advanced an aggregate of $45,432 to three entities that are owned partially by the officers of the Company. The advances are unsecured, non-interest bearing and are due on demand. The balance due to the three entities was $45,432 as of February 28, 2014.

Note 6. Notes Payable

Notes Payable

During the period from January 15, 2014 through February 1, 2014, the Company issued two two-year promissory notes in exchange for aggregate cash proceeds of $247,801 from a non-related party. The notes are unsecured, bear interest at 7.0% and require 18 monthly payments of interest only commencing at the beginning of month seven. The notes include a provision that in the event of default the interest rate would increase to the default interest rate of 18%. The first six months of interest is deferred until maturity. The outstanding principal balance along with all accrued and unpaid interest is due at maturity.

Notes Payable – Related Parties

During the period from December 31, 2013 through February 28, 2014, the Company issued several two-year promissory notes in exchange for aggregate cash proceeds of $501,336. The funds were received from entities controlled by officers of the Company. The officers also owned or partially owned the entities from which the funds were received. The notes are unsecured, bear interest at 7.0% and require 18 monthly payments of interest only commencing at the beginning of month seven. The notes include a provision that in the event of default the interest rate would increase to the default interest rate of 18%. The first six months of interest is deferred until maturity. The outstanding principal balance along with all accrued and unpaid interest is due at maturity.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

During the six months ended February 28, 2014, interest expense of $4,591 was recognized on outstanding notes payable. As of February 28, 2014, accrued interest payable was $4,591, which is included in accrued expenses and other receivables on the accompanying condensed combined balance sheet.

Notes payable consisted of the following at February 28, 2014:

February 28, 2014
Note payable - related party originating December 31, 2013; monthly interest payments required commencing in month 7; bearing interest at 7%; maturing at December 30, 2015	$60,000

Note payable - related party originating January 15, 2014; monthly interest payments required commencing in month 7; bearing interest at 7%; maturing at January 14, 2016	131,024

Note payable - originating January 14, 2014; monthly interest payments required commencing in month 7; bearing interest at 7%; maturing at January 15, 2016	131,024

Note payable - related party originating February 1, 2014; monthly interest payments required commencing in month 7; bearing interest at 7%; maturing at January 31, 2016	116,777

Note payable - originating February 6, 2014; monthly interest payments required commencing in month 7; bearing interest at 7%; maturing at February 5, 2016	116,777

Note payable - related party originating February 10, 2014; monthly interest payments required commencing in month 7; bearing interest at 7%; maturing at February 9, 2016	193,535
Total	749,137
Less: Current maturities	-
Amount due after one year (includes $501,336 to related parties)	$749,137

Future maturities of the convertible notes payable are as follows:

Year Ending August 31,
2016	$749,137
$749,137

Note 7. Line of Credit

On October 10, 2012, the Company obtained a line of credit with a bank, up to a maximum credit line of $100,000. The line of credit bears interest equal to 2.25% per year based on a year of 360 days. The line of credit requires minimum monthly payments consisting of interest only commencing November 10, 2012. The line of credit is secured by a money market account having an approximate balance of $105,000 that is: (i) owned by an entity that is a member of the Company and (ii) is maintained at the bank extending the line of credit. The line of credit is due on demand or, if no demand is made, all outstanding principal and accrued interest on the line of credit was due October 10, 2013. The balance due on the line of credit as of February 28, 2014 was $100,000. The unused amount under the line of credit available to the Company at February 28, 2014 was $0. On October 10, 2013, due to non-payment of the outstanding principal balance, the Company was in default on the line of credit. On November 27, 2013, an extension of the line of credit was obtained thereby curing the default that occurred on October 10, 2013 due to nonpayment. The extension is effective October 10, 2013 and extends the due date of the line of credit to October 10, 2014. The line of credit remains open.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

Note 8. Owners’ Equity

Fuse Medical, LLC

Fuse Medical, LLC was formed with two members, each having a 50.0% ownership interest. During the six months ended February 28, 2014, Fuse Medical, LLC received cash proceeds of $5,100 from member contributions.

Fuse Medical V, LP

Since its formation, Fuse Medical V, LP is owned 59% by Fuse Medical, LLC, 1% by Fuse Management V, LLC (the General Partner) and 40% by a physician’s group.

During the six months ended February 28, 2014, compensation of $73,000 was paid to one of the members and is included in costs incurred to related parties on the accompanying statement of operations.

Fuse Medical VI, LP

Since its formation, Fuse Medical VI, LP is owned 59% by Fuse Medical, LLC, 1% by Fuse Management VI, LLC (the General Partner) and 40% by a physician’s group.

During the six months ended February 28, 2014, compensation of $10,000 was paid to one of the members and is included in costs incurred to related parties on the accompanying statement of operations.

Net profits and losses are allocated to the capital account of each member at the end of each accounting period in proportion to their respective ownership percentages and days of ownership during the period.

Note 9. Commitments and Contingencies

Legal Matters

On January 27, 2014, M. Richard Cutler and Cutler Law Group, P.C., the plaintiffs, filed a complaint in the District Court of Harris County, Texas, 2014-03355, against the Company, Alan Meeker, Rusty Shelton, Jonathan Brown, Robert H. Donehew and Golf Rounds.com, Inc., the defendants. On April 21, 2014, the complaint was dismissed for "want of prosecution." The plaintiffs have 30 days from April 21, 2014 to file a motion to reinstate the case.

Richard Cutler is the sole principal of plaintiff Cutler Law Group, which provided legal representation to its client (“Cutler’s Client”) that was interested in engaging in a transaction with the Company and Golf Rounds.com, Inc. (“Cutler’s Failed Transaction”). The plaintiffs had alleged that Cutler's Failed Transaction failed to materialize notwithstanding the efforts of Mr. Cutler and his law firm to document the transaction. The plaintiffs further had alleged that the defendants continued to pursue a similar transaction without Cutler’s Client or the plaintiffs. The plaintiffs had claimed that the defendants were responsible for damages in the amount of (i) $46,465 plus interest because plaintiffs were not paid their legal fees by Cutler’s Client nor receive equity in the company that plaintiffs hoped would be issued from Cutler’s Failed Transaction; (ii) $46,465 plus interest due to defendants being unjustly enriched from plaintiffs’ legal services to Cutler’s Client; (iii) $1,186,000 plus interest, being the alleged value of shares that plaintiffs claimed to be entitled from Cutler’s Failed Transaction, which amount should allegedly be tripled as exemplary damages as a result of intentional fraud and/or negligent representations that some or all of the defendants allegedly committed and that such conduct allegedly constitutes conspiracy to commit fraud; (iv) $1,186,000, allegedly arising from a breach of a Non-Competition and Non-Disclosure Agreement to which plaintiffs were not a party; (v) $1,000,000 for breach of fiduciary duty by the defendants because they would have been directors and officer of the surviving corporation in Cutler’s Failed Transaction had it not failed and defendants’ moving on to another transaction without plaintiffs; and (vi) plaintiffs’ attorneys fees and costs for having brought the action.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

Operating Leases

Commencing January 1, 2013 through January 31, 2014, the Company occupied office space on a month-to-month basis for its corporate headquarters for $500 a month from Crestview Farm, an entity controlled by the Company’s Chief Executive Officer (“CEO”). The Company's CEO serves as the Manager of Crestview Farm. Rent expense for these facilities was $3,000 and $1,000 for the six months ended February 28, 2014 and 2013, respectively.

Effective February 1, 2014, the Company entered into a two-year lease agreement for its corporate headquarters in Fort Worth, Texas. The lease agreement requires base rent payments of $2,489 per month plus common area maintenance and expires January 31, 2016.

Note 10. Concentrations

Concentration of Revenues, Accounts Receivable and Supplier

For the three and six months ended February 28, 2014 and 2013, the Company had significant customers with individual percentage of total revenues equaling 10% or greater as follows:

	For the Three	For the Three	For the Six	For the Six
	Months Ended	Months Ended	Months Ended	Months Ended
	February 28, 2014	February 28, 2013	February 28, 2014	February 28, 2013
Customer 1	43.3%	24.4%	39.1%	26.4%
Customer 2	11.6%	-	-	-
Customer 3	11.3%	-	19.8%	-
Customer 4	-	12.2%	10.0%	13.2%
Customer 5	-	33.5%	-	31.5%
Totals	66.2%	70.1%	68.9%	71.1%

At February 28, 2014 and August 31, 2013, concentration of accounts receivable with significant customers representing 10% or greater of accounts receivable was as follows:

	February 28, 2014	August 31, 2013
Customer 1	55.0%	12.7%
Customer 2	10.5%	-
Customer 3	-	27.5%
Customer 4	-	16.5%
Customer 5	-	12.0%
Customer 6	-	10.9%
Customer 7	-	10.6%
Totals	65.5%	90.2%

For the three and six months ended February 28, 2014 and 2013, the Company had significant suppliers representing 10% or greater of goods purchased as follows:

	For the Three	For the Three	For the Six	For the Six
	Months Ended	Months Ended	Months Ended	Months Ended
	February 28, 2014	February 28, 2013	February 28, 2014	February 28, 2013
Supplier 1	18.0%	-	17.8%	-
Supplier 2	17.7%	-	15.0%	-
Supplier 3	10.2%	-	-	-
Supplier 4	-	62.9%	10.3%	69.7%
Totals	45.9%	62.9%	43.1%	69.7%

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
 (Unaudited)

Note 11. Related Party Transactions

Commencing January 1, 2013 through January 31, 2014, the Company occupied office space on a month-to-month basis for its corporate headquarters for $500 a month from Crestview Farm, an entity controlled by the Company’s Chief Executive Officer (“CEO”). The Company's CEO serves as the Manager of Crestview Farm. Rent expense for these facilities was $3,000 and $1,000 for the six months ended February 28, 2014 and 2013, respectively.

During the period from inception through February 28, 2014, the Company’s Chief Operating Officer provided services at no charge to the Company. The financial statements do not include an estimate of the fair value of these services.

As of February 28, 2014, $25,431 is owed to an entity controlled by officers of the Company. This amount is included in accounts payable – related parties on the accompanying condensed combined balance sheet.

Note 12. Subsequent Events

Note Agreements

On April 1, 2014, the notes receivable in the aggregate amount of $63,000 due from Golf Rounds.com, Inc. maturing April 15, 2014 and May 5, 2014 were amended whereby the maturity date was extended to June 26, 2014.

On March 4, the Company issued two two-year promissory notes in exchange for aggregate cash proceeds of $151,440. The funds were received from entities controlled by officers of the Company. The officers also owned or partially owned the entities from which the funds were received. The notes are unsecured, bear interest at 7.0% and require 18 monthly payments of interest only commencing at the beginning of month seven. The first six months of interest is deferred until maturity. The outstanding principal balance along with all accrued and unpaid interest is due at maturity.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Members
Fuse Medical, LLC, Fuse Medical V, LP and Fuse Medical VI, LP

We have audited the accompanying combined balance sheets of Fuse Medical, LLC, Fuse Medical V, LP and Fuse Medical VI, LP (the "Company"), as of August 31, 2013 and 2012, and the related combined statements of operations, member equity and cash flows for the year ended August 31, 2013 and for the period from July 18, 2012 (inception) to August 31, 2012. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Fuse Medical, LLC, Fuse Medical V, LP and Fuse Medical VI, LP as of August 31, 2013 and 2012, and the results of their combined operations and cash flows for the year ended August 31, 2013 and for the period from July 18, 2012 (inception) to August 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Weinberg and Company

Los Angeles, California
December 12, 2013

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
COMBINED BALANCE SHEETS

	August 31, 2013	August 31, 2012
Assets

Current assets:
Cash and cash equivalents	$233,081	$3,285
Accounts receivable	94,676	35,092
Inventories	203,413	11,440
Other receivable	26,600	-
Total current assets	557,770	49,817

Property and equipment, net	1,483	-

Total assets	$559,253	$49,817

Liabilities and Owners’ Equity

Current liabilities:
Accounts payable (includes $15,376 and $12,389 due to related parties, respectively)	$188,538	$26,429

Line of credit	100,000	-
Total current liabilities	288,538	26,429

Commitments and contingencies

Owners' equity:
Members' equity	270,715	23,388
Total owners' equity	270,715	23,388

Total liabilities and owners' equity	$559,253	$49,817

The accompanying notes are an integral part of these combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
COMBINED STATEMENTS OF OPERATIONS

		For the Period from
	For the	July 18, 2012
	Year Ended	(Inception) to
	August 31, 2013	August 31, 2012

Revenues:
Product revenues	$979,539	$35,092
Consulting revenues	79,800	-
Total revenues	1,059,339	35,092

Cost of revenues	203,532	5,660

Gross profit	855,807	29,432

Operating expenses:
General, adminstrative and other	419,752	12,744
Compensation costs paid to related parties	196,309	-
Total operating expenses	616,061	12,744

Operating income	239,746	16,688

Other income (expense):
Interest expense	(669)	-
Total other income (expense)	(669)	-

Net income	$239,077	$16,688

The accompanying notes are an integral part of these combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
COMBINED STATEMENTS OF CHANGES IN OWNERS’ EQUITY
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

	Fuse Medical, LLC	Fuse Medical V, LP	Fuse Medical VI, LP	Total

Balance, July 18, 2012 (Inception)	$-	$-	$-	$-

Contributions	6,700	-	-	6,700

Net income	16,688	-	-	16,688

Balance, August 31, 2012	23,388	-	-	23,388

Cash contributions from members	3,600	4,000	4,000	11,600

Redemption of member interest	(3,350)	-	-	(3,350)

Net income (loss)	(193,827)	411,459	21,445	239,077

Balance, August 31, 2013	$(170,189)	$415,459	$25,445	$270,715

The accompanying notes are an integral part of these combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
COMBINED STATEMENTS OF CASH FLOWS

		For the Period from
	For the	July 18, 2012
	Year Ended	(Inception) to
	August 31, 2013	August 31, 2012
Cash flows from operating activities:
Net income	$239,077	$16,688
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	280	-
Changes in operating assets and liabilities:
Accounts receivable	(59,584)	(35,092)
Inventory	(191,973)	(11,440)
Other receivable	(26,600)	-
Accounts payable	162,109	26,429
Net cash provided by (used in) operating activities	123,309	(3,415)

Cash flows from investing activities:
Purchase of property and equipment	(1,763)	-
Net cash used in investing activities	(1,763)	-

Cash flows from financing activities:
Proceeds from line of credit, net	100,000	-
Capital contributions received	11,600	6,700
Redemption of member interest	(3,350)	-
Net cash provided by financing activities	108,250	6,700

Net increase in cash and cash equivalents	229,796	3,285

Cash and cash equivalents - beginning of period	3,285	-

Cash and cash equivalents - end of period	$233,081	$3,285

Supplemental disclosure of cash flow information:
Interest paid	$669	$-

The accompanying notes are an integral part of these combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

Note 1. Nature of Operations

Overview

The combined financial statements include the accounts of: (i) Fuse Medical, LLC, which was formed in Delaware on July 18, 2012, (ii) Fuse Medical V, LP, which was formed in Texas on November 15, 2012, and (iii) Fuse Medical VI, LP, which was formed in Texas on January 31, 2013. The companies have been combined for financial statement purposes as each of the companies are under common control, operate as a single business entity, and are intended to be merged in the future. Collectively, the entities are referred to as “the Company” or “Fuse Medical”. All intercompany transactions have been eliminated in combination.

Fuse Medical is a physician-partnered privately-held company and national distributor that provides diversified healthcare products and supplies including biologics and bone substitute materials that meet or exceed market standards while striving to document cost savings and clinical outcomes to its manufacturers, physicians, health insurers and medical facility partners. Fuse Medical has entered into partnership arrangements with physicians in order to distribute its products.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts in the combined financial statements. Actual results could differ from those estimates. Significant estimates in the accompanying combined financial statements include the allowance for doubtful accounts and other receivable, and the amortization periods and valuation of property and equipment.

Cash and Cash Equivalents

The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Fair Value Measurements

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The Company classifies assets and liabilities recorded at fair value under the fair value hierarchy based upon the observability of inputs used in valuation techniques. Observable inputs (highest level) reflect market data obtained from independent sources, while unobservable inputs (lowest level) reflect internally developed market assumptions. The fair value measurements are classified under the following hierarchy:

•	Level 1—Observable inputs that reflect quoted market prices (unadjusted) for identical assets and liabilities in active markets;

•
Level 2—Observable inputs, other than quoted market prices, that are either directly or indirectly observable in the marketplace for identical or similar assets and liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and

•	Level 3—Unobservable inputs that are supported by little or no market activity that are significant to the fair value of assets or liabilities.

The estimated fair value of certain financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

Accounts Receivable and Allowance for Doubtful Accounts Receivable

Trade accounts receivables are non-interest bearing and are stated at gross invoice amounts less an allowance for doubtful accounts receivable. Credit is extended to customers based on an evaluation of their financial condition and other factors. The Company generally does not require collateral or other security to support accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential bad debts.

The Company estimates its allowance for doubtful accounts by evaluating specific accounts where information indicates the customers may have an inability to meet financial obligations, such as bankruptcy proceedings and receivable amounts outstanding for an extended period beyond contractual terms. In these cases, the Company uses assumptions and judgment, based on the best available facts and circumstances, to record a specific allowance for those customers against amounts due to reduce the receivable to the amount expected to be collected. These specific allowances are re-evaluated and adjusted as additional information is received. The amounts calculated are analyzed to determine the total amount of the allowance. The Company may also record a general allowance as necessary. As of August 31, 2013 and 2012, management determined that no allowance for doubtful accounts receivable was required.

Direct write-offs are taken in the period when the Company has exhausted its efforts to collect overdue and unpaid receivables or otherwise evaluate other circumstances that indicate that the Company should abandon such efforts.

Inventories

Inventories are stated at the lower of cost (first-in, first-out) or market. Inventories consist entirely of finished goods and include biologics, bone substitute material, and tendon anchor systems. The Company reviews the market value of inventories whenever events and circumstances indicate that the carrying value of inventories may not be recoverable from the estimated future sales price less cost of disposal and normal gross profit. In cases where the market values are less than the carrying value, a write down is recognized equal to an amount by which the carrying value exceeds the market value of inventories.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets per the following table.

Category	Amortization Period
Computer equipment	3 years

Upon the retirement or disposition of property and equipment, the related cost and accumulated depreciation and amortization are removed and a gain or loss is recorded in the combined statements of operations. Repairs and maintenance costs are expensed in the period incurred.

Long-Lived Assets

The Company assesses potential impairment to its long-lived assets when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events and circumstances considered by the Company in determining whether the carrying value of identifiable intangible assets and other long-lived assets may not be recoverable include, but are not limited to: significant changes in performance relative to expected operating results, significant changes in the use of the assets, significant negative industry or economic trends, a significant decline in the Company’s stock price for a sustained period of time, and changes in the Company’s business strategy. An impairment loss is recorded when the carrying amount of the long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Any required impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds fair value and is recorded as a reduction in the carrying value of the related asset and an expense to operating results. Based upon management’s assessment, there are no indicators of impairment of its long lived assets at August 31, 2013 or 2012.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

Revenue Recognition and Deferred Revenue

The Company recognizes revenue when: (i) persuasive evidence of an arrangement exists; (ii) the fees are fixed or determinable; (iii) no significant Company obligations remain; and (iv) collection of the related receivable is reasonably assured. The Company reports revenues for transactions in which it is the primary obligor on a gross basis and revenues in which it acts as an agent (earning a fixed percentage of the sale) on a net basis, (net of related costs). Credits or refunds are recognized when they are determinable and estimable.

The following policies reflect specific criteria for the various revenue streams of the Company:

Medical supply and product revenue is comprised of medical biologics, bone substitute materials and other medical supplies. The Company recognizes medical supply and product revenue when the product has been delivered to the client. At that point, the Company invoices the purchasing client for the total amount due. The revenue is recognized in the period the product is delivered and accepted.

Development and consulting fee revenue is recognized on a monthly basis pursuant to an agreement. This revenue is recorded in the period the services have been provided.

Cost of Revenues

Cost of revenues consists of cost of goods sold, operating overhead, distributor representative compensation, and freight and shipping costs for items sold to customers.

Shipping and Handling Fees

The Company includes shipping and handling fees billed to customers in Revenues and the related costs in Cost of revenues.

Income Taxes

Fuse Medical, LLC, is a Delaware-registered limited liability corporation and Fuse Medical V, LP and Fuse Medical VI, LP are Texas-registered limited partnerships; all of which are taxed as partnerships for federal income tax purposes.

The Company records a liability for uncertain tax positions when it is probable that a loss has been incurred and the amount can be reasonably estimated. As of August 31, 2013, the Company had no liabilities for uncertain tax positions. The Company's policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The Company continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

Segment Information

The Company operates in one reportable segment including medical biologics and supplies. The Company's chief operating decision makers, its CEO and President, manage the Company's operations as a whole, and no revenue, expense or operating income information is evaluated by the chief operating decision makers on any component level.

Recent Accounting Pronouncements

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-04, “Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date (a consensus the FASB Emerging Issues Task Force)”. ASU 2013-04 provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. generally accepted accounting principles (GAAP). The guidance requires an entity to measure those obligations as the sum of: (a) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and (b) any additional amount the reporting entity expects to pay on behalf of its co-obligors. The amendments in this Update are effective for fiscal years beginning after December 15, 2014, and interim periods and annual periods thereafter. The Company does not expect the adoption of this guidance to have a material effect on the Company’s combined financial statements.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

In March 2013, the FASB issued ASU 2013-05, “Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity (a consensus the FASB Emerging Issues Task Force)”. ASU 2013-05 resolves the diversity in practice about whether Subtopic 810-10, Consolidation—Overall, or Subtopic 830-30, Foreign Currency Matters—Translation of Financial Statements, applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity. In addition, the amendments in this Update resolve the diversity in practice for the treatment of business combinations achieved in stages (sometimes also referred to as step acquisitions) involving a foreign entity. The amendments in this Update are effective prospectively for the first fiscal year beginning after December 15, 2014, and interim periods and annual periods thereafter. The Company does not expect the adoption of this guidance to have a material effect on the Company’s combined financial statements.

In July 2013, the FASB issued ASU 2013-11, “Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force)”. The objective of the amendments in this Update is to eliminate diversity in practice on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. An unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. The Company does not expect the adoption of this guidance to have a material effect on the Company’s combined financial statements.

We have implemented all new accounting standards that are in effect and that may impact our combined financial statements and do not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our combined financial position or results of operations.

Note 3. Property and Equipment

Property and equipment consisted of the following at August 31, 2013 and 2012:

	August 31, 2013	August 31, 2012

Computer equipment	1,763	-
	1,763	-
Less: accumulated depreciation	(280)	-
Property and equipment, net	$1,483	$-

Depreciation and amortization expense for the year ended August 31, 2013 and for the period from July 18, 2012 (Inception) to August 31, 2012 was $280 and $0, respectively. Accumulated depreciation amounted to $280 and $0 as of August 31, 2013 and 2012, respectively.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

Note 4. Line of Credit

On October 10, 2012, the Company obtained a line of credit with a bank, up to a maximum credit line of $100,000. The line of credit bears interest equal to 2.25% per year based on a year of 360 days. The line of credit requires minimum monthly payments consisting of interest only commencing November 10, 2012. The line of credit is secured by a money market account having an approximate balance of $105,000 that is: (i) owned by an entity that is a member of the Company and (ii) is maintained at the bank extending the line of credit. The line of credit is due on demand or, if no demand is made, all outstanding principal and accrued interest on the line of credit is due October 10, 2013. The balance due on the line of credit as of August 31, 2013 was $100,000. The unused amount under the line of credit available to the Company at August 31, 2013 was $0. On October 10, 2013, due to non-payment of the outstanding principal balance, the Company was in default on the line of credit. On November 27, 2013, an extension of the line of credit was obtained thereby curing the default that occurred on October 10, 2013 due to nonpayment. The extension is effective October 10, 2013 and extends the due date of the line of credit to October 10, 2014. The line of credit remains open (See Note 9).

Note 5. Owners’ Equity

Fuse Medical, LLC

Fuse Medical, LLC was formed with two members, each having a 50.0% ownership interest. During the period from July 18, 2012 (Inception) to August 31, 2012, Fuse Medical, LLC received cash proceeds of $6,700 from member contributions.

Effective November 27, 2012, Fuse Medical, LLC and one of its two founding members executed a separation and settlement agreement whereby the Company remitted $17,000 to the former member deemed as follows: (i) $3,350 as a return of cash contributions, (ii) $9,759 for reimbursement of business expenses, and (iii) $3,891 as settlement expense.

During the year ended August 31, 2013, Fuse Medical, LLC received cash proceeds of $3,600 from new members.

Fuse Medical V, LP

Since its formation, Fuse Medical V, LP is owned 59% by Fuse Medical, LLC, 1% by Fuse Management V, LLC (the General Partner) and 40% by a physicians’ group. During the year ended August 31, 2013, Fuse Medical V, LP received cash proceeds of $4,000 from member contributions. During the year ended August 31, 2013, compensation of $193,309 was paid to one of the members and is included in costs incurred to related parties on the accompanying statement of operations.

Fuse Medical VI, LP

Since its formation, Fuse Medical VI, LP is owned 59% by Fuse Medical, LLC, 1% by Fuse Management VI, LLC (the General Partner) and 40% by a physicians’ group. During the year ended August 31, 2013, Fuse Medical VI, LP received cash proceeds of $4,000 from member contributions. During the year ended August 31, 2013, compensation of $2,400 was paid to one of the members and is included in costs incurred to related parties on the accompanying statement of operations.

Net profits and losses are allocated to the capital account of each member at the end of each accounting period in proportion to their respective ownership percentages and days of ownership during the period.

Note 6. Commitments and Contingencies

Legal Matters

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of August 31, 2013, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations and there are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

Note 7. Concentrations

Concentration of Credit Risk

On November 9, 2010, the FDIC issued a Final Rule implementing section 343 of the Dodd-Frank Wall Street Reform and Consumer Protection Act that provides for unlimited insurance coverage of noninterest-bearing transaction accounts. Beginning December 31, 2010, through December 31, 2012, all noninterest-bearing transaction accounts are fully insured, regardless of the balance of the account, at all FDIC-insured institutions. The unlimited insurance coverage is available to all depositors, including consumers, businesses, and governmental entities. This unlimited insurance coverage is separate from, and in addition to, the insurance coverage provided to a depositor’s other deposit accounts held at an FDIC-insured institution. A noninterest-bearing transaction account is a deposit account where interest is neither accrued nor paid; depositors are permitted to make an unlimited number of transfers and withdrawals; and the bank does not reserve the right to require advance notice of an intended withdrawal.

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. The Company has not experienced any losses in such accounts through August 31, 2013. On January 1, 2013, the aforementioned additional federal insurance provision expired and accordingly, the standard insurance amount of $250,000 per depositor, per bank, became effective. As of August 31, 2013 and 2012, the Company did not have any bank balances in excess of FDIC insured amounts.

Concentration of Revenues, Accounts Receivable and Supplier

For the year ended August 31, 2013 and for the period from July 18, 2012 (Inception) to August 31, 2012, the Company had significant customers with individual percentage of total revenues equaling 10% or greater as follows:

		For the Period from
	For the	July 18, 2012
	Year Ended	(Inception) to
	August 31, 2013	August 31, 2012
Customer 1	28.6%	-
Customer 2	19.7%	-
Customer 3	13.8%	-
Customer 4	-	62.4%
Customer 5	-	14.2%
Customer 6	-	10.8%
Totals	62.1%	87.4%

At August 31, 2013 and 2012, concentration of accounts receivable with significant customers representing 10% or greater of accounts receivable was as follows:

	August 31, 2013	August 31, 2012
Customer 1	27.5%	-
Customer 2	16.5%	-
Customer 3	12.7%	-
Customer 4	12.0%	-
Customer 5	10.9%	-
Customer 6	10.6%	-
Customer 7	-	62.4%
Customer 8	-	14.2%
Customer 9	-	10.8%
Totals	90.2%	87.4%

FUSE MEDICAL, LLC, FUSE MEDICAL V, LP AND FUSE MEDICAL VI, LP
NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEAR ENDED AUGUST 31, 2013 AND FOR THE PERIOD
FROM JULY 18, 2012 (INCEPTION) TO AUGUST 31, 2012

For the year ended August 31, 2013 and for the period from July 18, 2012 (Inception) to August 31, 2012, the Company had significant suppliers representing 10% or greater of goods purchased as follows:

		For the Period from
	For the	July 18, 2012
	Year Ended	(Inception) to
	August 31, 2013	August 31, 2012
Supplier 1	86.6%	84.2%
Supplier 2	12.8%	-
Totals	99.4%	84.2%

Note 8. Related Party Transactions

Commencing January 1, 2013, the Company occupies office space on a month-to-month basis for $500 a month from Conglomerate Gas, an entity controlled by the Company’s Chief Executive Officer (“CEO”). The Company’s CEO is President and Chief Executive Officer of Conglomerate Gas. Rent expense for these facilities was $4,000 and $0 for the year ended August 31, 2013 and for the period from July 18, 2012 (Inception) to August 31, 2012, respectively.

During the period from inception through August 31, 2013, the Company’s Chief Operating Officer provided services at no charge to the Company. The financial statements do not include any allocation for the fair value of these services.

Note 9. Subsequent Events

On November 27, 2013, an extension of the line of credit was obtained thereby curing the default that occurred on October 10, 2013 due to nonpayment. The extension is effective October 10, 2013 and extends the due date of the line of credit to October 10, 2014. The line of credit remains open.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	February 28, 2014	August 31, 2013
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$6,551	$801
Prepaid expenses	18,673	10,700
Total current assets	25,224	11,501

Total assets	$25,224	$11,501

Liabilities and Stockholders’ Deficit

Current liabilities:
Accounts payable and accrued expenses	$19,397	$33,096
Notes payable, current portion	95,000	-
Total current liabilities	114,397	33,096

Notes payable	17,250	17,250
Total liabilities	131,647	50,346

Stockholders’ deficit:
Common stock, $0.01 par value; 12,000,000 shares authorized,
5,848,185 shares issued and outstanding	58,481	58,481
Additional paid-in capital	3,270,942	3,270,942
Accumulated deficit	(3,435,846)	(3,368,268)
Total stockholders’ deficit	(106,423)	(38,845)

Total liabilities and stockholders’ deficit	$25,224	$11,501

See accompanying notes to condensed consolidated financial statements.

GOLF ROUNDS. COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three	For the Three	For the Six	For the Six
	Months Ended	Months Ended	Months Ended	Months Ended
	February 28, 2014	February 28, 2013	February 28, 2014	February 28, 2013

Expenses:
General, administrative and other	$18,377	$24,372	$66,466	$56,544
Total operating expenses	18,377	24,372	66,466	56,544

Loss from operations	(18,377)	(24,372)	(66,466)	(56,544)

Other income (expense):
Interest expense	(777)	(98)	(1,112)	(98)
Total other income (expense)	(777)	(98)	(1,112)	(98)

Net loss	$(19,154)	$(24,470)	$(67,578)	$(56,642)

Net loss per common share - basic and diluted	$(0.00)	$(0.01)	$(0.01)	$(0.02)

Weighted average number of common shares
outstanding - basic and diluted	5,848,185	3,567,377	5,848,185	3,567,377

See accompanying notes to condensed consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIENCY
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2014
(Unaudited)

			Additional		Total
	Common Stock		Paid-In	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Deficit
Balance, August 31, 2013	5,848,185	$58,481	$3,270,942	$(3,368,268)	$(38,845)
Net loss	-	-	-	(67,578)	(67,578)
Balance, February 28, 2014	5,848,185	$58,481	$3,270,942	$(3,435,846)	$(106,423)

See accompanying notes to condensed consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six	For the Six
	Months Ended	Months Ended
	February 28, 2014	February 28, 2013

Cash flows from operating activities:
Net loss	$(67,578)	$(56,642)
Adjustments to reconcile net loss to net cash used in operating activites:
Convertible notes issued for services rendered	-	5,250
Changes in operating assets and liabilities:
(Increase) decrease in prepaid expenses	(7,973)	3,750
Increase (decrease) in accounts payable and accrued expenses	(13,699)	37,462
Net cash used in operating activities	(89,250)	(10,180)

Cash flows from financing activities:
Proceeds from issuance of notes payable	95,000	-
Proceeds from related party for convertible notes	-	10,000
Net cash provided by financing activities	95,000	10,000

Net increase (decrease) in cash and cash equivalents	5,750	(180)

Cash and cash equivalents - beginning	801	334

Cash and cash equivalents - ending	$6,551	$154

Supplemental disclosure of cash flow information:
Interest paid	$280	$-
Income taxes paid	$-	$-

See accompanying notes to condensed consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
(Unaudited)

NOTE 1 — NATURE OF OPERATIONS AND BASIS OF PRESENTATION

(A)	Merger with Fuse Medical, LLC

On December 18, 2013, Golf Rounds.com, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fuse Medical, LLC (“Fuse”), Project Fuse LLC, a wholly owned subsidiary of the Company (“Merger Sub”), and D. Alan Meeker, solely in his capacity as the representative of the Fuse members (the “Representative”). Upon consummation of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Fuse, with Fuse surviving as a wholly owned subsidiary of the Company (the “Merger”). The Merger is expected to be completed during the third fiscal quarter of 2014.

Fuse is a physician-partnered company and national distributor that provides diversified healthcare products and supplies, including biologics and bone substitute materials, while striving to document cost savings and clinical outcomes to its manufacturers, physicians, health insurers and medical facility partners. Fuse has entered into partnership arrangements with physicians in order to distribute its products.

In accordance with the Merger Agreement, on December 18, 2013, the Company obtained approval by written consent from the holders of 3,220,330 shares of its common stock, representing a majority of its outstanding common stock, to amend its certificate of incorporation, effective immediately prior to the consummation of the Merger, (i) to change the name of the Company to “Fuse Medical, Inc.”, (ii) to increase the Company’s authorized capital stock from 12,000,000 shares of common stock to 500,000,000 shares of common stock and from zero shares of preferred stock to 20,000,000 shares of preferred stock, and to expressly authorize the board of directors of the Company to issue shares of the preferred stock, in one or more series, and to fix for each such series the voting powers, designations, preferences, or other special rights thereof and the qualifications, limitations or restrictions thereon, and (iii) to effect a 14.62 to 1 reverse stock split (the “Reverse Stock Split”). On March 4, 2014, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary information statement on Schedule PRE 14C relating to the approval and adoption of the amendments (the “Preliminary Information Statement”). On March 13, 2014, the SEC notified the Company that the Preliminary Information Statement would be reviewed. Once the comments on the Preliminary Information Statement have been cleared by the SEC, the Company shall file a definitive information statement on Schedule DEF 14C relating to the adoption of the amendments (the “Definitive Information Statement”). The amendments will become effective no earlier than 20 days after the Definitive Information Statement is mailed to the Company’s stockholders.

All of the units reflecting membership interests in Fuse that are issued and outstanding immediately prior to the effective time of the Merger shall be cancelled and converted into the right to receive 3,600,000 shares of the Company’s common stock (on a post-Reverse Stock Split basis), representing 90% of the Company’s issued and outstanding common stock after giving effect to the Merger (the “Merger Consideration”). The Merger Consideration will be allocated among the members of Fuse immediately prior to the effective time of the Merger (the “Holders”) in accordance with Fuse’s limited liability company operating agreement.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
(Unaudited)

In order to fund the indemnification obligations of the Holders after the closing of the Merger, of the shares of common stock constituting the Merger Consideration, 180,000 shares (on a post-Reverse Stock Split basis) will be deposited in escrow pursuant to the terms of the Merger Agreement and an escrow agreement, in the form attached to the Merger Agreement, to be executed at the closing.

(B)	Interim Financial Statements

The accompanying unaudited condensed consolidated balance sheet of Golf Rounds.com, Inc. and its wholly owned subsidiaries, DPE Acquisition Corp. and Project Fuse LLC, (collectively, the “Company”), as of February 28, 2014, and the unaudited condensed consolidated statements of operations for the three and six months ended February 28, 2014 and 2013, the unaudited condensed consolidated statement of stockholders’ deficit for the six months ended February 28, 2014, and the unaudited condensed consolidated statements of cash flows for the six months ended February 28, 2014 and 2013 reflect all material adjustments which, in the opinion of management, are ordinary and necessary for a fair presentation of results for the interim periods. Certain information and footnote disclosures required under generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Company believes that the disclosures are adequate to make the information presented not misleading. The condensed consolidated balance sheet information as of August 31, 2013 was derived from the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 15, 2013. These condensed consolidated financial statements should be read in conjunction with the year-end audited consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2013.

The results of operations for the three and six months ended February 28, 2014 and 2013 are not necessarily indicative of the results to be expected for the entire fiscal year or for any other period.

(C)	Principles of Consolidation

The condensed consolidated financial statements include the accounts of Golf Rounds.com, Inc. and its wholly owned subsidiaries DPE Acquisition Corp. (formed on September 2, 2003) and Project Fuse LLC (formed on December 17, 2013).  Intercompany transactions and accounts have been eliminated in consolidation.

(D)	Loss Per Share

Diluted earnings per share reflects the potential dilution, using the treasury stock method, that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. In computing diluted earnings per share, the treasury stock method assumes that our outstanding options are exercised and the proceeds are used to purchase common stock at the average market price during the period. Options will have a dilutive effect under the treasury stock method only when the average market price of the common stock during the period exceeds the exercise price of the options.

As of February 28, 2014 and 2013, common stock equivalents include options to purchase 330,000 and 360,000 common shares, respectively. These instruments are not considered in the diluted loss per share because the effect would be anti-dilutive.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
(Unaudited)

(E)	Use of Estimates

In preparing condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the valuation of equity instruments at the date of the condensed consolidated financial statements. Actual results could differ from those estimates.

(F)	Fair Value of Financial Instruments

The carrying amounts of certain financial instruments, including cash and cash equivalents, prepaid expenses, and accounts payable and accrued expenses approximate their fair values because of the short-term maturity of these instruments.

(G)	Recent Accounting Pronouncements

There are recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the Securities Exchange Commission (the "SEC"); such pronouncements are not believed by management to have a material impact on the Company's present or future financial statements.

NOTE 2 — GOING CONCERN

The accompanying unaudited condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated any revenues from operations since 2001 and has suffered recurring losses from its operations. During the six months ended February 28, 2014, the Company had a net loss of $67,578, used cash in operations of $89,250, and had no revenues from operations. As of February 28, 2014, the Company had an accumulated deficit of $3,435,846 and a working capital deficiency of $89,173. Currently, the Company’s working capital is not sufficient to last for more than 12 months. As a result, the Company’s independent registered public accounting firm, in its report on the Company’s August 31, 2013 consolidated financial statements, has raised substantial doubt about the Company’s ability to continue as a going concern. These factors among others indicate that the Company may be unable to continue as a going concern. The Company’s existence is dependent upon management’s ability to effect a business combination with a target business and/or obtain additional funding sources. Commencing in December 2012, the Company began financing its working capital requirements through sale of its promissory notes and convertible promissory notes. There can be no assurance that the Merger or the Company’s financing efforts will result in profitable operations or the resolution of the Company’s liquidity problems. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
(Unaudited)

In order to continue our operations and to make acquisitions, if any, under our current business model during the next twelve months, we will need to secure additional working capital, by way of debt or equity financing, or otherwise. We will need additional financing for working capital, and, in the case of acquisitions, for payment of seller notes and future earned cash to sellers of acquired companies. There can be no assurance that we will be able to secure sufficient financing or on terms acceptable to us. If adequate funds are not available on acceptable terms, we would need to delay, limit or eliminate some or all of our proposed operations, and we may be unable to successfully promote our products or develop new or enhanced products or prosecute acquisitions, any of which could lower our revenues and net income, if we achieve profitability in the future. If we raise additional funds through the issuance of convertible debt or equity securities, the percentage ownership of our current stockholders is likely to be diluted, unless some of our current stockholders were to invest in subsequent convertible debt or equity financings, and some of the newly issued securities may also have rights superior to those of our common stock. Additionally, if we issue or incur debt to raise funds, we may be subject to limitations on our operations.

NOTE 3 — NOTES PAYABLE

On October 18, 2013, the Company issued a six-month promissory note to Fuse Medical, LLC due April 15, 2014 in exchange for cash proceeds of $39,000. The note is unsecured, bears interest at 3.0% and requires payment of principal and interest at maturity. On April 1, 2014, this note was amended whereby the maturity date was extended to June 26, 2014 (See Note 7).

On November 4, 2013, the Company issued a six-month promissory note to Fuse Medical, LLC due May 5, 2014 in exchange for cash proceeds of $24,000. The note is unsecured, bears interest at 3.0% and requires payment of principal and interest at maturity. On April 1, 2014, this note was amended whereby the maturity date was extended to June 26, 2014 (See Note 7).

On December 26, 2013, the Company issued a six-month promissory note to Fuse Medical, LLC due June 26, 2014 in exchange for cash proceeds of $32,000. The note is unsecured, bears interest at 3.0% and requires payment of principal and interest at maturity.

During the three and six months ended February 28, 2014, interest expense of $777 and $1,112, respectively, was recognized on outstanding notes payable. During the three and six months ended February 28, 2013, interest expense of $98 (of which $56 is for related parties) was recognized on outstanding notes payable. As of February 28, 2014, accrued interest payable was $852, which is included in accounts payable and accrued expenses on the accompanying condensed consolidated balance sheet.

Notes payable consisted of the following at February 28, 2014 and August 31, 2013, respectively:

	February 28, 2014	August 31, 2013
Note payable to Fuse Medical, LLC - originating October 18, 2013; no periodic interest payments required; bearing interest at 3.0%; maturing at April 15, 2014	$39,000	$-

Note payable to Fuse Medical, LLC - originating November 4, 2013; no periodic interest payments required; bearing interest at 3.0%; maturing at May 5, 2014	24,000	-

Note payable to Fuse Medical, LLC - originating December 26, 2013; no periodic interest payments required; bearing interest at 3.0%; maturing at June 26, 2014	32,000	-

Note payable - originating July 30, 2013; quarterly interest payments required; bearing interest at 3.25%; maturing at July 29, 2015	6,000	6,000

Note payable - originating August 29, 2013; quarterly interest payments required; bearing interest at 3.25%; maturing at August 28, 2015	11,250	11,250
Total	112,250	17,250
Less: Current maturities	(95,000)	-
Amount due after one year	$17,250	$17,250

GOLF ROUNDS.COM, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED FEBRUARY 28, 2014 AND 2013
(Unaudited)

NOTE 4 — STOCKHOLDERS’ DEFICIT

Stock Options

A summary of the Company’s stock option activity during the six months ended February 28, 2014 is presented below:

Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	No. of	Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
Balance outstanding at August 31, 2013	330,000	$0.68
Granted	-
Exercised	-
Forfeited	-
Expired	-
Balance outstanding at February 28, 2014	330,000	$0.68	1.7	$-

Exercisable at February 28, 2014	330,000	$0.68	1.7	$-

NOTE 5 — RELATED PARTY TRANSACTIONS

On March 1, 2000, the Company executed a month-to-month agreement to sub-lease office space and share office equipment and a bookkeeper’s time for $900 a month from R. D. Garwood, Inc. (“Garwood”). The Company’s President/Treasurer/Secretary is the Chief Financial Officer of Garwood. Effective June 1, 2013, due to the financial status of the Company, R.D. Garwood, Inc. began providing the aforementioned services at no charge to the Company. The Company’s expense for these shared facilities and bookkeeping services was $2,700 and $5,400 for the three and six months ended February 28, 2013.

During the three and six months ended February 28, 2014, the Company’s President provided services at no charge to the Company. During the three and six months ended February 28, 2013, the Company accrued salary for its President in the amount of $7,500 and $15,000, respectively, which is included in general and administrative expenses in the accompanying consolidated statements of operations.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Legal Matters

On January 27, 2014, M. Richard Cutler and Cutler Law Group, P.C., the plaintiffs, filed a complaint in the District Court of Harris County, Texas, 2014-03355, against Fuse Medical, LLC, Alan Meeker, Rusty Shelton, Jonathan Brown, Robert H. Donehew and the Company, the defendants. On April 21, 2014, the complaint was dismissed for "want of prosecution." The plaintiffs have 30 days from April 21, 2014 to file a motion to reinstate the case.

Richard Cutler is the sole principal of plaintiff Cutler Law Group, which provided legal representation to its client (“Cutler’s Client”) that was interested in engaging in a transaction with Fuse Medical, LLC and the Company (“Cutler’s Failed Transaction”). The plaintiffs had alleged that Cutler's Failed Transaction failed to materialize notwithstanding the efforts of Mr. Cutler and his law firm to document the transaction. The plaintiffs further had alleged that the defendants continued to pursue a similar transaction without Cutler’s Client or the plaintiffs. The plaintiffs had claimed that the defendants were responsible for damages in the amount of (i) $46,465 plus interest because plaintiffs were not paid their legal fees by Cutler’s Client nor receive equity in the company that plaintiffs hoped would be issued from Cutler’s Failed Transaction; (ii) $46,465 plus interest due to defendants being unjustly enriched from plaintiffs’ legal services to Cutler’s Client; (iii) $1,186,000 plus interest, being the alleged value of shares that plaintiffs claimed to be entitled from Cutler’s Failed Transaction, which amount should allegedly be tripled as exemplary damages as a result of intentional fraud and/or negligent representations that some or all of the defendants allegedly committed and that such conduct allegedly constitutes conspiracy to commit fraud; (iv) $1,186,000, allegedly arising from a breach of a Non-Competition and Non-Disclosure Agreement to which plaintiffs were not a party; (v) $1,000,000 for breach of fiduciary duty by the defendants because they would have been directors and officer of the surviving corporation in Cutler’s Failed Transaction had it not failed and defendants’ moving on to another transaction without plaintiffs; and (vi) plaintiffs’ attorneys fees and costs for having brought the action.

NOTE 7 — SUBSEQUENT EVENTS

On April 1, 2014, the notes payable in the aggregate amount of $63,000 due to Fuse Medical, LLC maturing April 15, 2014 and May 5, 2014 were amended whereby the maturity date was extended to June 26, 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders:
Golf Rounds.com, Inc.

We have audited the accompanying consolidated balance sheets of Golf Rounds.com, Inc. and subsidiary (the “Company”) as of August 31, 2013 and 2012, and the related consolidated statements of operations, stockholders’ equity (deficiency) and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golf Rounds.com, Inc. and subsidiary as of August 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses and negative cash flows from operations which have resulted in a negative working capital and a stockholders' deficiency as of August 31, 2013. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Weinberg & Company, P.A.

Los Angeles, CA
November 15, 2013

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	August 31, 2013	August 31, 2012
Assets

Current assets:
Cash and cash equivalents	$801	$334
Prepaid expenses	10,700	5,190
Total current assets	11,501	5,524

Total assets	$11,501	$5,524

Liabilities and Stockholders’ Deficiency

Current liabilities:
Accounts payable and accrued expenses (includes $0 and $43,500
due to related parties, respectively)	$33,096	$49,714
Total current liabilities	33,096	49,714

Notes payable	17,250	-
Total liabilities	50,346	49,714

Stockholders’ deficiency:
Common stock, $0.01 par value; 12,000,000 shares authorized,
5,848,185 and 3,567,377 shares issued and outstanding, respectively	58,481	35,673
Additional paid-in capital	3,270,942	3,178,550
Accumulated deficit	(3,368,268)	(3,258,413)
Total stockholders’ deficiency	(38,845)	(44,190)

Total liabilities and stockholders’ deficiency	$11,501	$5,524

See accompanying notes to consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the	For the
	Year Ended	Year Ended
	August 31, 2013	August 31, 2012

Expenses:
General, administrative and other	$109,284	$101,613
Total operating expenses	109,284	101,613

Loss from operations	(109,284)	(101,613)

Other income (expense):
Interest income	-	30
Interest expense	(571)	-
Total other income (expense)	(571)	30

Net loss	$(109,855)	$(101,583)

Net loss per common share - basic and diluted	$(0.03)	$(0.03)

Weighted average number of common shares
outstanding - basic and diluted	3,804,831	3,567,377

See accompanying notes to consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIENCY)
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

					Total
			Additional		Stockholders'
	Common Stock		Paid-In	Accumulated	Equity
	Shares	Amount	Capital	Deficit	(Deficiency)
Balance, August 31, 2011	3,567,377	$35,673	$3,178,550	$(3,156,830)	$57,393
Net loss	-	-	-	(101,583)	(101,583)
Balance, August 31, 2012	3,567,377	35,673	3,178,550	(3,258,413)	(44,190)
Conversion of convertible notes payable to common shares	798,808	7,988	33,112	-	41,100
Conversion of accrued expenses to common shares	1,482,000	14,820	59,280	-	74,100
Net loss	-	-	-	(109,855)	(109,855)
Balance, August 31, 2013	5,848,185	$58,481	$3,270,942	$(3,368,268)	$(38,845)

See accompanying notes to consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the	For the
	Year Ended	Year Ended
	August 31, 2013	August 31, 2012

Cash flows from operating activities:
Net loss	$(109,855)	$(101,583)
Adjustments to reconcile net loss to net cash used in operating activites:
Convertible notes issued for services rendered	7,000	-
Changes in operating assets and liabilities:
(Increase) decrease in prepaid expenses	(5,510)	6,727
Increase in accounts payable and accrued expenses	57,482	41,789
Net cash used in operating activities	(50,883)	(53,067)

Cash flows from financing activities:
Proceeds from related party for convertible notes	14,100	-
Proceeds from issuance of convertible notes payable	20,000	-
Proceeds from issuance of notes payable	17,250	-
Net cash provided by financing activities	51,350	-

Net increase (decrease) in cash and cash equivalents	467	(53,067)

Cash and cash equivalents - beginning	334	53,401

Cash and cash equivalents - ending	$801	$334

Supplemental disclosure of cash flow information:
Interest paid	$550	$-
Income taxes paid	$-	$-

Non-cash investing and financing activities:
Conversion of convertible notes payable to common shares	$41,100	$-
Conversion of accrued expenses to common shares	$74,100	$-

See accompanying notes to consolidated financial statements.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

NOTE 1 — NATURE OF OPERATIONS

Golf Rounds.com, Inc. (the “Company”) was incorporated in 1968 as a Delaware corporation and is also authorized to conduct business in New Jersey and Georgia. Until the fourth quarter of fiscal 1992, the Company was engaged in the wholesale distribution of aluminum alloys, steel and other specialty metals under the name American Metals Service, Inc. In the fourth quarter of fiscal 1992, the Company liquidated its assets and did not conduct any business operations until May 1999. In May 1999, the Company acquired the assets of PKG Design, Inc., the developer of two (2) sports-related Internet websites: golfrounds.com and skiingusa.com. In connection with the acquisition of these websites, the Company changed its name to Golf Rounds.com, Inc.

In August 2001, the Company determined to cease operations of its golfrounds.com and skiingusa.com websites since continued maintenance of these websites was not a productive use of the Company’s resources.

On September 19, 2003, the Company and its wholly owned subsidiary, DPE Acquisition Corp. (formed on September 2, 2003), entered into an agreement and plan of reorganization and merger with Direct Petroleum Exploration, Inc. (“DPE”), which was not consummated. The Company continues to maintain the subsidiary for use in any other potential future acquisition. This subsidiary is currently inactive and has no operations.

On July 26, 2013, the Company executed a reorganization agreement with PH Squared LLC (“PharmHouse”). Under the terms of the agreement, the Company would have engaged in a business combination with PharmHouse, with Pharmhouse becoming a wholly owned subsidiary of the Company, and the equity owners of PharmHouse being issued approximately 90% of the common stock of the Company, on an after issued basis. On October 11, 2013, the Company delivered a letter to PharmHouse notifying PharmHouse that the agreement had expired on its stated termination date of August 30, 2013 and that the agreement would not be extended. Upon expiration of the agreement with PharmHouse, the Company determined to actively pursue alternative business combination opportunities in the near term.

The Company’s current business plan is primarily to serve as a vehicle for the acquisition of or merger or consolidation with another company (a “target business”). The Company intends to use its available working capital, capital stock, debt, or a combination of these to effect a business combination with a target business which management believes has significant growth potential.

NOTE 2 — GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. During the year ended August 31, 2013, the Company had a net loss of $109,855, had net cash used in operations of $50,883, and had no revenues from operations. These factors among others indicate that the Company may be unable to continue as a going concern. The Company’s existence is dependent upon management’s ability to effect a business combination with a target business and/or obtain additional funding sources. There can be no assurance that the Company’s financing efforts will result in profitable operations or the resolution of the Company’s liquidity problems. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A) PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Golf Rounds.com, Inc. and its wholly-owned subsidiary DPE Acquisition Corp. All inter-company balances and transactions have been eliminated in consolidation.

(B) USE OF ESTIMATES

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). These accounting principles require us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions upon which we rely are reasonable based upon information available to us at the time that these estimates, judgments and assumptions are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities as of the date of our consolidated financial statements as well as the reported amounts of revenues and expenses during the periods presented. Our consolidated financial statements would be affected to the extent there are material differences between these estimates and actual results. In many cases, the accounting treatment of a particular transaction is specifically dictated by GAAP and does not require management’s judgment in its application. There are also areas in which management’s judgment in selecting any available alternative would not produce a materially different result. Significant estimates include valuation of stock-based compensation and the valuation allowance on deferred tax assets.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

(C) CASH EQUIVALENTS

The Company considers all money market funds and highly liquid debt instruments with an original maturity of three months or less to be cash equivalents.

(D) STOCK-BASED COMPENSATION

The Company recognizes compensation expense for stock-based compensation in accordance with ASC Topic No. 718. For employee stock-based awards, the Company calculates the fair value of the award on the date of grant using the Black-Scholes method for stock options; the expense is recognized over the service period for awards expected to vest. For non-employee stock-based awards, the Company calculates the fair value of the award on the date of grant in the same manner as employee awards, however, the awards are revalued at the end of each reporting period and the prorata compensation expense is adjusted accordingly until such time the nonemployee award is fully vested, at which time the total compensation recognized to date shall equal the fair value of the stock-based award as calculated on the measurement date, which is the date at which the award recipient’s performance is complete. The estimation of stock-based awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from original estimates, such amounts are recorded as a cumulative adjustment in the period estimates are revised.

(E) INCOME TAXES

Current income taxes are based on the year’s taxable income for federal and state income tax reporting purposes. Deferred income taxes are provided on a liability basis whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax law and rates on the date of enactment.

(F) LOSS PER SHARE

Net loss per common share is based on the weighted average number of shares of common stock outstanding during each year. Common stock equivalents, including 330,000 and 360,000 stock options for the years ended August 31, 2013 and 2012, respectively, are not considered in diluted loss per share because the effect would be anti-dilutive.

(G) FAIR VALUE MEASUREMENTS

The Company has adopted the provisions of Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”. ASC Topic 820 provides a framework for measuring fair value and requires expanded disclosures regarding fair value measurements. Fair value is defined as the price that would be received for an asset or the exit price that would be paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants on the measurement date. The accounting standard established a fair value hierarchy which requires an entity to maximize the use of observable inputs, where available. This hierarchy prioritizes the inputs into three broad levels as follows. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets or inputs that are observable for the asset or liability, either directly or indirectly through market corroboration, for substantially the full term of the financial instrument. Level 3 inputs are unobservable inputs based on the Company’s own assumptions used to measure assets and liabilities at fair value. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The estimated fair value of certain financial instruments, including cash and cash equivalents, accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

(H) RECENT ACCOUNTING PRONOUNCEMENTS

In February 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2013-04, “Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date (a consensus the FASB Emerging Issues Task Force)”. ASU 2013-04 provides guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. generally accepted accounting principles (GAAP). The guidance requires an entity to measure those obligations as the sum of: (a) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and (b) any additional amount the reporting entity expects to pay on behalf of its co-obligors. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial statements.

In March 2013, the FASB issued ASU 2013-05, “Foreign Currency Matters (Topic 830): Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity (a consensus the FASB Emerging Issues Task Force)”. ASU 2013-05 resolves the diversity in practice about whether Subtopic 810-10, Consolidation—Overall, or Subtopic 830-30, Foreign Currency Matters—Translation of Financial Statements, applies to the release of the cumulative translation adjustment into net income when a parent either sells a part or all of its investment in a foreign entity or no longer holds a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity. In addition, the amendments in this Update resolve the diversity in practice for the treatment of business combinations achieved in stages (sometimes also referred to as step acquisitions) involving a foreign entity. The amendments in this Update are effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial statements.

In July 2013, the FASB issued ASU 2013-11, “Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (a consensus of the FASB Emerging Issues Task Force)”. The objective of the amendments in this Update is to eliminate diversity in practice on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. An unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The amendments in this Update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company does not expect the adoption of this guidance to have a material effect on the Company’s consolidated financial statements.

We have implemented all new accounting standards that are in effect and that may impact our consolidated financial statements and do not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on our consolidated financial position or results of operations.

NOTE 4 — NOTES PAYABLE

On December 20, 2012, the Company issued a $3,500 two-year convertible promissory note due December 20, 2014, to a consultant for services rendered. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.033 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 106,061 common shares (See Note 5).

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

On January 18, 2013, the Company’s chief executive officer (“CEO”) loaned the Company $10,000 and received a convertible promissory note due January 18, 2015. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 142,857 common shares (See Notes 5 and 7).

On January 24, 2013, the Company issued a $1,750 two-year convertible promissory note due January 24, 2015, to a consultant for services rendered. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 25,000 common shares (See Note 5).

On May 2, 2013, the Company’s chief executive officer (“CEO”) loaned the Company $4,100 and received a convertible promissory note due May 2, 2015. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 58,571 common shares (See Notes 5 and 7).

On May 15, 2013, the Company issued a $1,750 two-year convertible promissory note due May 15, 2015, to a consultant for services rendered. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.08 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 21,875 common shares (See Note 5).

On July 3, 2013, the Company issued a two-year convertible promissory note due July 3, 2015 in exchange for cash proceeds of $20,000. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.045 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 444,444 common shares (See Note 5).

On July 30, 2013, the Company issued a two-year promissory note due July 29, 2015 in exchange for cash proceeds of $6,000. The note bears interest at 3.25% and requires quarterly interest payments.

On August 29, 2013, the Company issued a two-year promissory note due August 28, 2015 in exchange for cash proceeds of $11,250. The note bears interest at 3.25% and requires quarterly interest payments.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

During the year ended August 31, 2013, interest expense of $571 (of which $318 is for related parties) was recognized on the aforementioned notes payable. During the year ended August 31, 2013, $550 (of which $318 was for related parties) of accrued interest was repaid. As of August 31, 2013, accrued interest payable was $21 (of which $0 is for related parties), which is included in accounts payable and accrued expenses on the accompanying consolidated balance sheet (See Note 7).

Notes payable consisted of the following at August 31, 2013:

August 31, 2013
Note payable - originating July 30, 2013; quarterly interest payments required; bearing interest at 3.25%; maturing at July 29, 2015	$6,000

Note payable - originating August 29, 2013; quarterly interest payments required; bearing interest at 3.25%; maturing at August 28, 2015	11,250
Total	17,250
Less: Current maturities	-
Amount due after one year	$17,250

Future maturities of notes payable are as follows:

Year Ending August 31,
2014	$-
2015	17,250
$17,250

NOTE 5 — STOCKHOLDERS’ EQUITY (DEFICIENCY)

(A) COMMON STOCK

On July 24, 2013, the Company issued an aggregate of 798,808 common shares upon the conversion of an aggregate of $41,100 of convertible notes payable. The convertible notes payable were converted at the fixed conversion rate stated in each respective note ranging from $0.03 to $0.08 per share (See Notes 4 and 7).

On July 24, 2013, the Company issued an aggregate of 1,482,000 common shares to settle $21,600 of accrued office sharing expenses and $52,500 of accrued officer’s salary. The accrued expenses were converted at the rate of $0.05 per common share (See Note 7).

(B) STOCK OPTIONS

The Company estimates the fair value of stock-based compensation utilizing the Black-Scholes option pricing model, which is dependent upon several variables such as the expected option term, expected volatility of our stock price over the expected term, expected risk-free interest rate over the expected option term, expected dividend yield rate over the expected option term, and an estimate of expected forfeiture rates. The Company believes this valuation methodology is appropriate for estimating the fair value of stock options granted to employees and directors which are subject to ASC Topic 718 requirements. These amounts are estimates and thus may not be reflective of actual future results, nor amounts ultimately realized by recipients of these grants. The Company recognizes compensation on a straight-line basis over the requisite service period for each award. The Company did not grant any stock options during the years ended August 31, 2013 and 2012.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

A summary of the Company’s stock option activity during the year ended August 31, 2013 is presented below:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	No. of	Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value
Balance outstanding at August 31, 2012	360,000	$0.67
Granted	-
Exercised	-
Forfeited	-
Expired	(30,000)	$0.51
Balance outstanding at August 31, 2013	330,000	$0.68	2.2	$-

Exercisable at August 31, 2013	330,000	$0.68	2.2	$-

NOTE 6 — INCOME TAXES

The components of the benefit (provision) for income taxes from continuing operations are as follows:

	For the	For the
	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
Current (benefit) provision: federal	$-	$-
Current (benefit) provision: state	-	-
Total current provision	-	-

Deferred (benefit) provision: federal	-	-
Deferred (benefit) provision: state	-	-
Total deferred provision	-	-

Total provision (benefit) for income taxes
from continuing operations	$-	$-

Significant items making up the deferred tax assets and deferred tax liabilities are as follows:

	August 31, 2013	August 31, 2012
Long-term deferred taxes:
Operating loss carryforwards-federal	$632,000	$598,000
Operating loss carryforwards-state	131,000	124,000
Total deferred taxes	763,000	722,000
Less: valuation allowance	(763,000)	(722,000)
Net deferred tax assets	$-	$-

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

A valuation allowance is established if it is more likely than not that all or a portion of the deferred tax asset will not be realized. Accordingly, a valuation allowance was established in 2013 and 2012 for the full amount of the deferred tax asset due to the uncertainty of realization. Management believes that based upon its projection of future taxable operating income for the foreseeable future, it is more likely than not that the Company will not be able to realize the benefit of the deferred tax asset at August 31, 2013. The net change in the valuation allowance during the year ended August 31, 2013 was an increase of $41,000. The valuation allowance as of August 31, 2013 was $763,000.

The amounts and corresponding expiration dates of the Company’s unused net operating loss carryforwards are shown in the following table as of August 31, 2013:

Year	Federal	Georgia
2014	$43,000	$-
2015	389,000	89,000
2016	218,000	129,000
2017	187,000	207,000
2018	157,000	175,000
2024	321,000	340,000
2025	117,000	168,000
2026	72,000	165,000
2027	32,000	141,000
2028	86,000	134,000
2029	124,000	126,000
2030	139,000	139,000
2031	135,000	135,000
2032	115,000	115,000
2033	123,000	123,000
	$2,258,000	$2,186,000

The Company’s effective income tax (benefit) rate for continuing operations differs from the statutory federal income tax benefit rate as follows:

	For the	For the
	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
Federal tax benefit (provision) rate	28%	28%
State tax benefit (provision) rate	4%	4%
Temporary differences	4%	4%
Permanent differences	0%	0%
Change in valuation allowance	-36%	-36%
Effective Income tax (benefit) provision rate
from continuing operations	0%	0%

In accordance with certain provisions of the Tax Reform Act of 1986 a change in ownership of greater than 50% percent of a corporation within a three-year period will place an annual limitation on the corporation’s ability to utilize its existing tax benefit carryforwards. Such a change in ownership may have occurred in connection with the private placement of securities. Additionally, the Company’s utilization of its tax benefit carryforwards may be restricted in the event of possible future changes in the ownership of the Company from the exercise of options or other future issuances of common stock.

GOLF ROUNDS.COM, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED AUGUST 31, 2013 AND 2012

NOTE 7 — RELATED PARTY TRANSACTIONS

On March 1, 2000, the Company executed a month-to-month agreement to sub-lease office space and share office equipment and a bookkeeper’s time for $900 a month from R. D. Garwood, Inc. (“Garwood”). The Company’s President/Treasurer/Secretary is the Chief Financial Officer of Garwood. Effective June 1, 2013, due to the financial status of the Company, R.D. Garwood, Inc. began providing the aforementioned services at no charge to the Company. The Company’s expense for these shared facilities and bookkeeping services was $8,100 and $10,800 for the years ended August 31, 2013 and 2012, respectively.

On July 24, 2013, $21,600 of accrued office sharing expenses and $52,500 of accrued officer’s salary were converted into an aggregate of 1,482,000 common shares at the rate of $0.05 per common share (See Note 5).

As of August 31, 2012, accounts payable and accrued expenses include $13,500 for rent and $30,000 for officer’s salary.

During the year ended August 31, 2012, the Company paid $2,000 to Donehew Capital, LLC for income tax preparation. The Company’s President/Treasurer/Secretary is the CEO of Donehew Capital, LLC.

On January 18, 2013, the Company’s chief executive officer (“CEO”) loaned the Company $10,000 and received a convertible promissory note due January 18, 2015. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 142,857 common shares (See Notes 4 and 5).

On May 2, 2013, the Company’s chief executive officer (“CEO”) loaned the Company $4,100 and received a convertible promissory note due May 2, 2015. The note bears interest at a variable rate of 2% plus the “Base Rate” (the greater of (i) the rate in the Wall Street Journal for notes maturing in three months after issuance and (ii) the prime rate in the Wall Street Journal). The overall interest rate through July 24, 2013 (the settlement date) was 5.25%. The note is convertible into common shares of the Company at the rate of $0.07 per share. The Company evaluated the convertible note and determined that, for the embedded conversion option, there was no beneficial conversion value to record as the conversion price was the same as the fair market value of the common shares on the note issue date. On July 24, 2013, the convertible note payable was converted into 58,571 common shares (See Note 4 and 5).

During the year ended August 31, 2013, interest expense of $318 was recognized on notes payable to related parties. During the year ended August 31, 2013, $318 of accrued interest was repaid to related parties (See Note 4).

NOTE 8 — SUBSEQUENT EVENTS

On October 18, 2013, the Company issued a six-month promissory note due April 15, 2014 in exchange for cash proceeds of $39,000. The note bears interest at 3.0% and requires principal and interest at maturity.

On November 4, 2013, the Company issued a six-month promissory note due May 5, 2014 in exchange for cash proceeds of $24,000. The note bears interest at 3.0% and requires principal and interest at maturity.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the Merger Agreement between Fuse, the Company, Merger Sub, and the Representative, solely in his capacity as the representative of the Fuse members. Immediately prior to the consummation of the Merger, the Company shall change its name to Fuse Medical, Inc. (“FMI”). In the Merger, Merger Sub shall be merged with and into Fuse, and Fuse, as the surviving corporation, shall become a wholly-owned subsidiary of FMI.

Immediately prior to the closing of the Merger, FMI shall complete a 1-for-14.62 Reverse Stock Split whereby each 14.62 issued and outstanding shares of FMI common stock, par value of $0.01 per share, shall be converted into 1 share of FMI (leaving 400,013 common shares). Upon closing of the Merger, all of the units reflecting membership interests in Fuse that are issued and outstanding immediately prior to the effective time of the Merger shall be cancelled and converted into the right to receive 3,600,000 shares of FMI common stock (on a post-Reverse Stock Split basis), representing 90% of FMI’s issued and outstanding common stock after giving effect to the Merger.

The Merger will be accounted for as a “reverse merger” and recapitalization since, immediately following the completion of the transaction, the Holders will have effective control of FMI through the Holders’ 90% fully diluted stockholder interest in the combined entity. In addition, Fuse will have control of the combined entity through control of a substantial proportion of the Board by designating five of the six board seats. Additionally, all of Fuse’s senior executive positions will continue on as management of the combined entity after consummation of the Merger. For accounting purposes, Fuse will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of FMI. Accordingly, Fuse’s assets, liabilities and results of operations will become the historical financial statements of the registrant, and the Company’s assets, liabilities and results of operations will be consolidated with Fuse effective as of the date of the closing of the Merger. No step-up in basis or intangible assets or goodwill will be recorded in this transaction.

The unaudited pro forma combined balance sheet as of February 28, 2014 and the unaudited combined statements of operations for the year ended August 31, 2013 and for the six months ended February 28, 2014 presented herein gives effect to the Merger as if the transaction had occurred at the beginning of such period and includes certain adjustments that are directly attributable to the transaction, which are expected to have a continuing impact on FMI, and are factually supportable, as summarized in the accompanying notes.

The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations in future periods or the results that actually would have been realized had Fuse and FMI been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical combined financial statements of Fuse included herein and the historical financial statements of the Company included herein.

FUSE MEDICAL, INC.
PRO FORMA COMBINED BALANCE SHEET
FEBRUARY 28, 2014
(Unaudited)

	Fuse Medical, LLC (Historical)	Fuse Medical, Inc. F/K/A Golf Rounds.com, Inc. (Historical)	Adj #	Pro Forma Adjustments	Pro Forma Combined

Assets

Current assets:
Cash and cash equivalents	$524,891	$6,551		$-	$531,442
Accounts receivable	114,753	-		-	114,753
Inventories	284,683	-		-	284,683
Notes receivable	95,000	-	A	(95,000)	-
Prepaid expenses and other receivables	3,320	18,673	A	(831)	21,162
Other receivables - related parties	45,432	-		-	45,432
Total current assets	1,068,079	25,224		(95,831)	997,472

Property and equipment, net	37,004	-		-	37,004
Security deposit	2,489	-		-	2,489

Total assets	$1,107,572	$25,224		$(95,831)	$1,036,965

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$201,419	$18,545		$-	$219,964
Accounts payable - related parties	25,431	-		-	25,431
Accrued expenses	5,091	852	A	(831)	5,112
Line of credit	100,000	-		-	100,000
Notes payable, current portion	-	95,000	A	(95,000)	-
Total current liabilities	331,941	114,397		(95,831)	350,507

Notes payable	247,801	17,250		-	265,051
Notes payable - related parties	501,336	-		-	501,336
Total liabilities	1,081,078	131,647		(95,831)	1,116,894

Stockholders’ equity (deficit):
Common stock	-	58,481	B	(54,481)	40,000
			C	36,000
Additional paid-in capital	-	3,270,942	B	54,481	(40,000)
			C	(36,000)
			D	(3,329,423)
Members' equity (Accumulated deficit)	26,494	(3,435,846)	D	3,329,423	(79,929)
Total stockholders’ equity (deficit)	26,494	(106,423)		-	(79,929)

Total liabilities and stockholders’ equity (deficit)	$1,107,572	$25,224		$(95,831)	$1,036,965

See Notes and Assumptions to Pro Forma Combined Financial Statements.

FUSE MEDICAL, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2013
(Unaudited)

	Fuse Medical, LLC (Historical)	Fuse Medical, Inc. F/K/A Golf Rounds.com, Inc. (Historical)	Adj #	Pro Forma Adjustments	Pro Forma Combined

Revenues:
Product revenues	$979,539	$-		$-	$979,539
Consulting revenues	79,800	-		-	79,800
Total revenues	1,059,339	-		-	1,059,339

Cost of revenues	203,532	-		-	203,532

Gross profit	855,807	-		-	855,807

Operating expenses:
General, adminstrative and other	419,752	109,284		-	529,036
Compensation costs paid to related parties	196,309	-		-	196,309
Total operating expenses	616,061	109,284		-	725,345

Operating income (loss)	239,746	(109,284)		-	130,462

Other income (expense):
Interest expense	(669)	(571)		-	(1,240)
Total other expense	(669)	(571)		-	(1,240)

Income (loss) before income taxes	239,077	(109,855)		-	129,222

Income tax expense (benefit)	-	-	E	37,490	37,490

Net income (loss)	$239,077	$(109,855)		$(37,490)	$91,732

Loss per share:
Basic and diluted (F)					$0.02

Weighted average number of common shares outstanding:
Basic and diluted (F)					3,860,248

See Notes and Assumptions to Pro Forma Combined Financial Statements.

FUSE MEDICAL, INC.
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2014
(Unaudited)

	Fuse Medical, LLC (Historical)	Fuse Medical, Inc. F/K/A Golf Rounds.com, Inc. (Historical)	Adj #	Pro Forma Adjustments	Pro Forma Combined

Revenues:
Product revenues	$361,052	$-		$-	$361,052
Consulting revenues	26,600				26,600
Total revenues	387,652	-		-	387,652

Cost of revenues	122,457	-		-	122,457

Gross profit	265,195	-		-	265,195

Operating expenses:
General, adminstrative and other	426,623	66,466		-	493,089
Compensation costs paid to related parties	83,000	-		-	83,000
Total operating expenses	509,623	66,466		-	576,089

Operating loss	(244,428)	(66,466)		-	(310,894)

Other income (expense):
Interest income	831	-	A	(831)	-
Interest expense	(5,724)	(1,112)	A	831	(6,005)
Total other expense	(4,893)	(1,112)		-	(6,005)

Loss before income taxes	(249,321)	(67,578)		-	(316,899)

Income tax expense (benefit)	-	-		-	-

Net loss	$(249,321)	$(67,578)		$-	$(316,899)

Loss per share:
Basic and diluted (F)					$(0.08)

Weighted average number of common shares outstanding:
Basic and diluted (F)					4,000,013

See Notes and Assumptions to Pro Forma Combined Financial Statements.

FUSE MEDICAL, INC.
NOTES AND ASSUMPTIONS TO PRO FORMA COMBINED FINANCIAL STATEMENTS
(Unaudited)

(A)	To eliminate intercompany promissory notes receivable/payable, accrued interest receivable/payable, and interest income/expense amounts.

(B)

Immediately prior to the closing of the Merger, FMI shall complete a 1-for-14.62 reverse split whereby each 14.62 issued and outstanding shares of FMI common stock, par value of $0.01 per share, shall be converted into 1 share of FMI (leaving 400,013 common shares).

(C)
Upon closing of the Merger, all of the units reflecting membership interests in Fuse that are issued and outstanding immediately prior to the Effective Time of the Merger shall be cancelled and converted into the right to receive 3,600,000 shares of FMI common stock.

(D)	To adjust the accumulated deficit to reflect the acquisition of the stockholders' deficit of FMI (the accounting acquiree).

(E)	To reflect federal income taxes of Fuse as if it was a corporation.

(F)
Pro forma basic and diluted loss per common share is based on the weighted average number of common shares which would have been outstanding during the period if the recapitalization had occurred at September 1, 2012, and reflects the exchange of the units of Fuse for common stock of FMI.

The unaudited pro forma combined financial statements do not include any adjustment for non-recurring costs incurred or to be incurred after February 28, 2014 by both FML and FMI to consummate the Reverse Merger, except as noted above.  Merger costs include debt assumed from legal acquirer, fees payable for investment banking services, legal fees and accounting fees.  Such costs will be expensed as incurred.

ANNEX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of December 18, 2013 (this “Agreement”), is by and among Fuse Medical LLC, a Delaware limited liability company (“Fuse”), Golf Rounds.com, Inc., a Delaware corporation (“TEEE”), Project Fuse LLC, a Delaware limited liability company (“Merger Sub”), and D. Alan Meeker, solely in his capacity as the representative of the Fuse members (the “Representative”). Fuse, TEEE, Merger Sub and the Representative are collectively referred to herein as the “Parties.” Unless otherwise specified, all capitalized terms used in this Agreement shall have the meanings set forth in Exhibit A.

WHEREAS, the Board of Directors of TEEE, TEEE as the sole member of Merger Sub, and the Board of Managers of Fuse, deem it advisable that Merger Sub merge with and into Fuse with Fuse continuing as the Surviving Company and, accordingly, have each approved the execution of this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein; and

WHEREAS, Fuse, TEEE, and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with transactions contemplated hereby.

NOW, THEREFORE, the Parties hereto make the following promises, covenants, representations, warranties and agreements:

1. DESCRIPTION OF THE TRANSACTION.

(a) Merger of Merger Sub into Fuse. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into Fuse (the “Merger”), and the separate existence of Merger Sub shall cease. Fuse will continue as the surviving company in the Merger (the “Surviving Company”).

(b) Effect of the Merger. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of Delaware law.

(c) Closing; Effective Time. Unless this Agreement is validly terminated as provided in Section 17, and subject to the satisfaction or waiver of the conditions provided in Sections 7 and 8 (other than those conditions that by their nature are able to be satisfied only at Closing), the closing of the Merger (the “Closing”) shall take place at the offices of Fuse, 4770 Bryant Irvin Court, Suite 400, Fort Worth, Texas 76107, on a date not later than the fifth Business Day following satisfaction or waiver of the conditions set forth in Sections 7 and 8 (other than those conditions that by their nature are able to be satisfied only at Closing), unless another date, time or place is mutually agreed to in writing by TEEE, Fuse, and Merger Sub (the “Closing Date”). Closing signatures may be transmitted by facsimile or by emailed PDF file. At the Closing, the Merger will be consummated by the filing with the Delaware Secretary of State the Certificate of Merger, in such form as required by, and signed and attested in accordance with, the relevant provisions of Delaware law (the time of the filing of such instrument being the “Effective Time”).

(d) Certificate of Formation and Limited Liability Company Agreement; Board of Managers

(i) At the Effective Time, the Certificate of Formation of Fuse shall be amended to read as the Certificate of Formation of Merger Sub immediately prior to the Effective Time, and shall thereafter (as so amended) be the Certificate of Formation of the Surviving Company, until duly amended in accordance with Delaware law. At the Effective Time, the Limited Liability Company agreement of Fuse shall be amended to read as the Limited Liability Company Agreement of Merger Sub immediately prior to the Effective Time, and shall thereafter (as so amended) be the Limited Liability Company Agreement of the Surviving Company, until duly amended in accordance with Delaware law.

(ii) The Board of Managers of Merger Sub immediately prior to the Effective Time shall be the Board of Managers of the Surviving Company at the Effective Time.

(e) Merger Consideration.

(i) Each membership interest unit of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable membership interest unit of the Surviving Company, so that after the Effective Time, TEEE shall be the holder of all of the issued and outstanding membership interest units of the Surviving Company.

(ii) Each membership interest unit of Fuse issued and outstanding immediately prior to the Effective Time (each, an “Outstanding Unit” and collectively, the “Outstanding Units”) shall be converted into the right of the holders of such Outstanding Units (each, a “Holder”, and collectively, the “Holders”) to receive their Ownership Interest Share of the Merger Consideration. Fuse has delivered to TEEE a Schedule 1(e)(ii), and shall deliver to TEEE not less than two (2) Business Days prior to the Closing, an updated Schedule 1(e)(ii), which shall set forth the Holders, their Ownership Interest Shares and their portion of the Merger Consideration, less the Escrowed Shares, payable to each of them as of the date hereof and as of the Closing Date, respectively. For purposes of this Agreement, (A) the “Ownership Interest Share” of each Holder means the amount, expressed as a percentage, each Holder is entitled to receive of the Merger Consideration pursuant to the Fuse Limited Liability Company Agreement in effect prior to the Effective Time; and (B) “Merger Consideration” means an aggregate of 3,600,000 shares of TEEE common stock (on a post-Reverse Stock Split basis), representing 90% of the issued and outstanding common stock of TEEE after giving effect to the Merger (on a post-Reverse Stock Split basis).

(iii) All Outstanding Units (which are to be converted into the right to receive the Merger Consideration pursuant this Agreement) shall no longer be outstanding, shall automatically be cancelled and shall cease to exist as of the Effective Time, and each Holder shall only have the right to receive the Merger Consideration into which the Outstanding Units have been converted pursuant to Section 1(e)(ii).

(f) Closing of Books. At the Effective Time, the register of Fuse shall be closed and no transfer of any Outstanding Units shall thereafter be made. From and after the Effective Time, the Holders of the Outstanding Units immediately prior to the Effective Time shall cease to have any rights with respect to such Outstanding Units, except as otherwise provided in this Agreement or by applicable law.

(g) Withholding Rights; Stock Splits, Stock Dividends and Similar Transactions.

(i) TEEE shall be entitled to deduct and withhold from the Merger Consideration otherwise payable to the Holders pursuant to this Agreement such amounts as it is required to deduct and withhold under applicable law. All such amounts shall be agreed to by Fuse.

(ii) In the event of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into capital stock), reorganization, reclassification, combination, recapitalization or other like change with respect to TEEE occurring after the date hereof and prior to the Effective Time (other than the Reverse Stock Split), except where specifically indicated to the contrary, all references in this Agreement to specified numbers of shares of any class or series affected thereby, and all calculations provided for that are based upon numbers of shares of any class or series affected thereby, shall be equitably adjusted to the extent necessary to provide the Parties the same economic effect as contemplated by this Agreement prior to such stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change. Without limiting the generality of the foregoing, the Merger Consideration will be adjusted if necessary to take into account the 14C Amendments.

(h) Escrow. On the Closing Date, the Representative, TEEE and American Stock Transfer & Trust Company (the “Escrow Agent”) shall enter into an escrow agreement in the form of Exhibit B attached hereto (the “Escrow Agreement”). The Escrow Agreement will be for a term of six months, and will provide that promptly following the Closing Date, and in any event within three (3) Business Days of the Closing Date, 180,000 shares (on a post-Reverse Stock Split basis) of the Merger Consideration (the “Escrowed Shares”) shall be deposited in escrow shall be held in escrow pursuant to the terms of this Agreement and the Escrow Agreement. All fees due to the Escrow Agent shall be borne by TEEE.

(i) Further Action. If, at any time after the Effective Time, any further action is determined by TEEE to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Company or TEEE with full right, title and possession of and to all rights and property of Merger Sub and Fuse, the officers and directors of the Surviving Company and TEEE shall be fully authorized to take such action.

(j) Information Statement. Fuse has provided prior to the date hereof all financial and other information relating to Fuse that TEEE has reasonably requested (including the Fuse Financial Statements and the Pro Formas) for preparation of an information statement on Schedule 14C relating to the approval and adoption of the 14C Amendments and the transactions contemplated hereby (as amended or supplemented, the “Information Statement”). As promptly as practicable following the date hereof, TEEE and Fuse shall prepare and file with the SEC the Information Statement. TEEE shall use its commercially reasonable efforts to ensure that the Information Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, other than with respect to statements made based on information supplied or to be supplied in writing by Fuse specifically for inclusion therein. Fuse shall use its commercially reasonable efforts to ensure that none of the information it has supplied and will supply in writing specifically for inclusion in the Information Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Parties shall cooperate with each other in connection with the preparation of the foregoing documents and the SEC’s review of such documents. TEEE and Fuse shall promptly respond to any SEC comments on the Information Statement. TEEE and Fuse shall use their commercially reasonable efforts to have the Information Statement cleared by the SEC as promptly as practicable for mailing to the holders of Common Stock as promptly as practicable. TEEE and Fuse shall also take any and all actions required to satisfy the requirements of the Securities Act and the Exchange Act.

(k) Tax Consequences. It is intended by the Parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code. The Parties hereto adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

(l) Member and Board of Manager Matters. Prior to execution of this Agreement, the Board of Managers and the Members of Fuse have approved this Agreement and the Merger by at least a majority vote. At Closing, as a condition to receiving the Merger Consideration, each Holder shall submit a letter of transmittal in which such Holder (i) agrees to be bound by all of the terms and conditions of the Agreement applicable to the Holders, including the indemnification and other obligations set forth in Sections 14(b), 16 and 18; and (ii) represents and warrants to TEEE and Merger Sub that such Holder’s Outstanding Units are free from (A) claims, liens or other encumbrances by any other person and (B) any restrictions on transfer.

2. DELIVERIES BY TEEE AND MERGER SUB. At the Closing, TEEE and Merger Sub, as the case may be, shall deliver the following in accordance with the applicable provisions of this Agreement:

(a) the stock certificates in the names of each Holder representing its Ownership Interest Share of the Merger Consideration pursuant to Section 1(e)(ii), less the Escrowed Shares, to the Representative for the benefit of the Holders;

(b) the stock certificates in the names of each Holder representing its Ownership Interest Share of the Escrowed Shares, to the Escrow Agent;

(c) a counterpart of the Escrow Agreement, executed by TEEE, to the Representative and the Escrow Agent;

(d) a certificate of TEEE and Merger Sub duly executed by an officer of each of them, certifying in his or her capacity as an officer and not in his or her capacity as an individual, the satisfaction of the conditions set forth in Section 7, to the Representative;

(e) resolutions authorizing the appointment of Donehew and the other members described in Section 6 to the TEEE Board of Directors effective on the Closing Date;

(f)  a counterpart to the Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”);

(g)  a counterpart to the Lock Up Agreement, in the form attached hereto as Exhibit D (the “Lock Up Agreement”);

(h) resignations of all of the members of the Board of Directors of TEE except Donehew;

(i) the Donehew Waiver;

(j) a copy of the resolutions (i) adopted by the Board of Directors of TEEE approving this Agreement and the Merger, (ii) adopted by the Board of Directors and members of Merger Sub approving this Agreement and the Merger, and (iii) adopted by written consent of the stockholders of TEEE approving the 14C Amendments (the “TEEE Stockholder Approval”); and

(k) such other documents and instruments as Fuse or the Representative may reasonably request.

3. DELIVERIES BY FUSE. At the Closing, Fuse shall deliver the following in accordance with the applicable provisions of this Agreement:

(a) a counterpart of the Escrow Agreement, executed by the Representative, to TEEE and the Escrow Agent;

(b)  a counterpart to the Registration Rights Agreement, executed by each of the Holders, to TEEE.

(c) a counterpart to the Lock Up Agreement, executed by each of the Holders, to TEEE;

(d) a certificate of Fuse duly executed by an officer, certifying in his or her capacity as an officer and not in his or her capacity as an individual, the satisfaction of the conditions set forth in Section 8, to TEEE and Merger Sub; and

(e) such other documents and instruments as TEEE or Merger Sub may reasonably request.

4. CERTIFICATE OF MERGER. At the Closing, Fuse and TEEE shall execute and deliver the Certificate of Merger required under Delaware Law and TEEE shall cause such duly executed Certificate of Merger to be properly filed with the Delaware Secretary of State.

5. PROCEDURES FOR ISSUANCES TO HOLDERS.

(a) Transfer Agent. Prior to the Effective Time, TEEE and Fuse will instruct TEEE’s transfer agent to prepare stock certificates in the names of each Holder reflecting such Holder’s Ownership Interest Share of the Merger Consideration, less the Escrowed Shares, and such Holder’s Ownership Interest Share of the Escrowed Shares, so that, upon submission of the letter of transmittal described in Section 1(l), such stock certificates may be delivered to the Representative, on behalf of the Holders, and to the Escrow Agent, as the case may be, at the Closing. The fees due to the transfer agent shall be paid by TEEE.

6. APPOINTMENT TO TEEE BOARD. At the Closing, the TEEE Board of Directors shall be reconstituted and shall consist of Donehew, Alan Meeker, Rusty Shelton, Chris Pratt, Jonathan Brown, and Randall Dei. TEEE shall take such actions as are necessary to fix the size of the board and cause such appointments to the board as may be necessary.

7. FUSE CONDITIONS TO CLOSING. Fuse’s obligation to close the Merger is subject to the following conditions:

(a) other than as set forth on Schedule 7(a) hereto and other than any loans made by Fuse and its affiliates to TEEE, any amount of outstanding indebtedness due to any other third party by TEEE, including any amounts that may be due as a result of this transaction, shall have been paid by TEEE to such third party, so that only the amounts set forth on Schedule 7(a) are outstanding;

(b) the representations and warranties of TEEE and Merger Sub as set forth in Section 12 shall remain accurate, (i) if qualified as to materiality, in all respects, and (ii) if not qualified as to materiality, in all material respects, as of the Closing Date, and no material adverse change in the business, operations, financial condition or prospects of TEEE shall have occurred prior to the Closing Date;

(c) TEEE and Merger Sub shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing;

(d) TEEE shall have filed all documents relating to the Merger necessary to be filed with local, state and federal authorities, including without limitation all Current Reports on Form 8-K that are required to be filed with the Securities and Exchange Commission (the “Commission”);

(e) at least twenty (20) days shall have elapsed since the Information Statement was sent or given to the stockholders of TEEE in accordance with Rule 14c-2(c) promulgated under the Exchange Act and, following the expiration of such twenty (20) day period, the 14C Amendments shall have been filed by TEEE with the Delaware Secretary of State and the Commission;

(f) TEEE shall have delivered letters of resignation of TEEE’s current officers and directors (except Donehew) to be effective at the Closing Date;

(g) TEEE shall retain its good standing in Delaware and in such other jurisdictions where it is required to be so qualified and as a publicly-traded company quoted on the OTCQB under the symbol “TEEE”;

(h) the Merger shall qualify, based on the sole determination of Fuse or its tax advisors, as a tax free reorganization under Section 368 of the Internal Revenue Code;

(i) there shall be no action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against Fuse or TEEE, their respective properties or any of their respective officers, directors, or subsidiaries (i) by any person arising out of, or in any way connected with, the Merger or that could give rise to material damages, or (ii) by any Governmental Body arising out of, or in any way connected with, the Merger or that could give rise to material damages; and

(j) all documents, instruments, certificates or other items required to be delivered by TEEE or Merger Sub pursuant to Section 2 shall have been delivered.

8. CONDITIONS TO CLOSING FOR TEEE AND MERGER SUB. The obligations of TEEE and Merger Sub to close the transaction contemplated by this Agreement are subject to the following conditions:

(a) the representations and warranties of Fuse as set forth in Section 11 shall remain accurate (i) if qualified as to materiality, in all respects, and (ii) if not qualified as to materiality, in all material respects, as of the Closing Date, and no material adverse change in the business, operations, financial condition or prospects of Fuse shall have occurred prior to the Closing Date;

(b) Fuse shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing;

(c) at least twenty (20) days shall have elapsed since the Information Statement was sent or given to the stockholders of TEEE in accordance with Rule 14c-2(c) promulgated under the Exchange Act and, following the expiration of such twenty (20) day period, the 14C Amendments shall have been filed by TEEE with the Delaware Secretary of State and the Commission;

(d) Fuse shall retain its good standing as a limited liability company in Delaware and in such other jurisdictions where it is required to be so qualified;

(e) all documents, instruments, certificates or other items required to be delivered by Fuse pursuant to Section 3 shall have been delivered;

(f) there shall be no action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against Fuse or TEEE, their respective properties or any of their respective officers, directors, or subsidiaries (i) by any person arising out of, or in any way connected with, the Merger or that could give rise to material damages, or (ii) by any Governmental Body arising out of, or in any way connected with, the Merger or that could give rise to material damages; and

(g) upon request of TEEE, Fuse and the Representative, on behalf of the Holders, shall have provided TEEE with copies of accredited investor questionnaires or letters of transmittal (if such accredited investor information is included therein) and, based upon such information, TEEE shall have reasonably concluded in good faith that the issuance of the Merger Consideration can be completed in compliance with Rule 506 of Regulation D promulgated by the SEC under the Securities Act.

9. AT AND SUBSEQUENT TO THE CLOSING.

(a) Promptly following the Closing, but in no event later than four (4) business days following the Closing, TEEE and Surviving Company will file the Current Report on Form 8-K with respect to the consummation of the Merger as required by applicable law.

(b) From and after the Closing Date, TEEE shall not take, nor cause the Surviving Company or any affiliate of TEEE to take, any actions that would cause the Merger not to be a tax-free reorganization under Section 368 of the Internal Revenue Code.

10. [RESERVED].

11. REPRESENTATIONS OF FUSE. Fuse represents and warrants to TEEE as of the date of this Agreement and as of the Effective Time as follows:

(a) Ownership of Outstanding Units. Immediately prior to the Effective Time, the Outstanding Units will be free from claims, liens or other encumbrances and from any restrictions on transfer and will reflect 100% of the ownership equity of Fuse.

(b) Organization of Fuse; Authorization. Fuse is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Fuse is qualified to transact business in the State of Delaware and Texas. The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all action necessary to be taken by Fuse, including by the Board of Managers and the members of Fuse, and this Agreement constitutes a valid and binding obligation of Fuse, enforceable against it in accordance with its terms. Executed copies of the foregoing consents of the Board of Managers and members of Fuse have been provided to TEEE and Merger Sub.

(c) Capitalization. The Holders listed on Schedule 1(e)(ii) are as of the date hereof, and the Holders listed on the updated Schedule 1(e)(ii) delivered prior to the Closing in accordance with Section 1(e)(ii) will be at the Effective Time, the beneficial and record owners of the Outstanding Units and such interests are and will constitute 100% of the outstanding equity of Fuse. All of the Outstanding Units are and will be validly issued, fully paid and non-assessable. There is no other class or series of securities authorized by the Limited Liability Company Agreement of Fuse or by the Certificate of Formation of Fuse. As of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of Fuse obligating Fuse to issue any additional securities of any kind. No debt of Fuse is convertible into equity of Fuse.

(d) No Conflict as to Fuse. Neither the execution and delivery of this Agreement nor the consummation of Merger will (i) violate any provision of the Certificate of Formation or Limited Liability Company Agreement of Fuse, or (ii) except as set forth on Schedule 11(d), violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of Fuse under, any material agreement or commitment to which Fuse is a party or by which its property or assets is bound, or to which any of the property or assets of Fuse is subject, or (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any court, governmental agency or governmental body (collectively “Governmental Body”) applicable to Fuse, except, with respect to clauses (ii) and (iii), in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances which are not likely to have a material adverse effect on the business or financial condition of Fuse as a whole.

(e) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Fuse in connection with the execution, delivery and performance of this Agreement by Fuse or the consummation of the Merger, other than the filing of a Certificate of Merger with the Delaware Secretary of State.

(f) Other Consents. Except as set forth on Schedule 11(d), no consent of any person is required to be obtained by Fuse to the execution, delivery and performance of this Agreement or the consummation of the Merger, including, but not limited to, consents from parties to leases or other agreements or commitments, except for (i) such consents, including the consent of the Board of Managers and members of Fuse, that have already been obtained and (ii) any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of Fuse as a whole.

(g) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any Governmental Body pending or to the knowledge of Fuse threatened in writing against or involving Fuse or which questions or challenges the validity of this Agreement. Fuse is not subject to any judgment, order or decree that is reasonably likely to have a material adverse effect on the business or financial condition of Fuse as a whole.

(h) Absence of Certain Changes. Since September 1, 2013, except (i) for any borrowing, lending, or financing transaction between Fuse and an affiliate, made under commercially reasonable terms up to $500,000 in the aggregate, with the proceeds of such transaction(s) to be used for operating capital and expenses related to this Agreement and the related transactions contemplated hereby, (ii) for any transactions set forth on Schedule 11(h), and (iii) as described in the Fuse Financial Statements delivered prior to the date hereof or as otherwise disclosed in writing to TEEE prior to the date hereof, Fuse has not:

(i) suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

(ii) made any change or amendment in its Certificate of Formation or Limited Liability Company Agreement or other governing instruments;

(iii) issued or sold any securities or acquired, directly or indirectly, by redemption or otherwise, any securities, reclassified, split-up or otherwise changed any of its securities, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

(iv) organized any subsidiary or acquired any securities of any entity or any equity or ownership interest in any business;

(v) borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

(vi) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

(vii) prepaid any material obligation having a maturity of more than ninety (90) days from the date such obligation was issued or incurred;

(viii) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

(ix) disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

(x) sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets;

(xi) granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

(xii) declared, set aside or paid any dividend on, or otherwise distributed (whether in cash, stock or property) in respect of, any of Fuse’s equity, or purchased, redeemed or otherwise acquired any of Fuse’s equity or any other securities of the Company or any options, warrants, calls or rights to acquire any such equity or other securities;

(xiii) incurred any liability other than trade debt in the ordinary course of business; or

(xiv) entered into any agreement with respect to any of the foregoing.

(i) Compliance with Law. The operations of Fuse have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over Fuse, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of Fuse as a whole. Fuse has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. Fuse has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened in writing to the knowledge of Fuse.

(j) Title to Properties. Fuse owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Fuse Financial Statements. All properties and assets, including without limitation technology and intangible assets, are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (i) mortgages or security interests shown on the Fuse Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (ii) mortgages or security interests incurred in connection with the purchase of property or assets after the date of such financial statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (iii) as to real property, (A) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of Fuse as a whole and (B) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (iv) liens for current taxes not yet due. The properties and assets of Fuse include all rights, properties and other assets necessary to permit Fuse to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

(k) Brokers’ and Finders’ Fees. Fuse has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the Merger except any such liability that will be discharged by Fuse at the Closing.

(l) Financial Statements. The Fuse Financial Statements (i) have been prepared from, and are in accordance with, the books and records of Fuse and the subsidiaries; (ii) fairly present in all material respects the consolidated results of operations, cash flows, change in stockholders’ equity and consolidated financial position of Fuse and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of their unaudited statements to recurring year-end audit adjustments normal in nature and amount); (iii) comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto; and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except in each case, as indicated in such statements or in the notes thereto. The books and records of Fuse and its subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting principles. The Pro Formas have been prepared in good faith and derived from the Fuse Financial Statements and the financial statements of TEEE and its subsidiaries included (or incorporated by reference) in the documents filed by TEEE with the Commission. At the Closing, Fuse will have no material liabilities other than trade debt in the ordinary course of business and as set forth in the Fuse Financial Statements as provided to TEEE prior to the date of this Agreement. Copies of the Fuse Financial Statements and the Pro Formas have been provided to TEEE.

12. REPRESENTATIONS OF TEEE AND MERGER SUB. TEEE and Merger Sub represent and warrant to Fuse as of the date of this Agreement and as of the Effective Time as follows:

(a) Organization; Authorization. TEEE and Merger Sub are each duly organized, validly existing and in good standing under the laws of Delaware with full power and authority to execute and deliver this Agreement, to perform their obligations hereunder and to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of TEEE and Merger Sub, including the Board of Directors of TEEE, the sole member of Merger Sub and the TEEE Stockholder Approval, and this Agreement constitutes a valid and binding obligation of TEEE and Merger Sub, enforceable against them in accordance with its terms. TEEE has no subsidiaries except for DPE Acquisition Corp., which is currently inactive, and Merger Sub. Executed copies of the foregoing consents of the Board of Directors of TEEE, the sole member of Merger Sub and the TEEE Stockholder Approval have been provided to TEEE and Merger Sub.

(b) Capitalization. The authorized capital stock of TEEE consists of 12,000,000 shares of common stock, par value $0.01 per share, and no shares of preferred stock, authorized. As of the date of this Agreement, TEEE has 5,848,185 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding. As of the Closing Date giving effect to the reverse stock split contemplated hereby, TEEE shall have 400,000 shares of common stock outstanding immediately prior to the issuances for and on behalf of Fuse as contemplated hereby. As of the Closing Date, all of the issued and outstanding shares of common stock of TEEE are validly issued, fully paid and non-assessable and except as set forth on Schedule 12(b) there is not and as of the Closing Date, there will not be outstanding any warrants, options or other agreements on the part of TEEE obligating any of TEEE to issue any additional shares of common or preferred stock or any of its securities of any kind, except for such shares or securities called for in this Agreement. The Common Stock of TEEE is presently quoted on the OTC Markets OTCQB market under the symbol “TEEE”. TEEE is current in all of its required filings with the Commission. The Merger Consideration is duly authorized by TEEE, and upon issuance as provided in this Agreement will be fully-paid and non-assessable in the hands of the Holders and represent collectively 90% of the issued and outstanding capital stock of TEEE.

(c) No Conflict as to TEEE and Subsidiaries. Neither the execution and delivery of this Agreement nor the consummation of the Merger will (i) violate any provision of the Certificate of Incorporation or Bylaws of TEEE or the Certificate of Formation and Limited Liability Company Agreement of Merger Sub, or (ii) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any encumbrance upon any property or assets of any of TEEE or any of its subsidiaries under, any material agreement or commitment to which any of TEEE or any of its subsidiaries is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of TEEE or any of its subsidiaries is subject, or (iii) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to TEEE or any of its subsidiaries, except, with respect to clauses (ii) and (iii), in the case of violations, conflicts, defaults, terminations, accelerations or encumbrances which are not likely to have a material adverse effect on the business or financial condition of TEEE and its subsidiaries, taken as a whole.

(d) Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by TEEE in connection with the execution, delivery and performance of this Agreement by TEEE or the Merger, other than (i) the filing of the Information Statement (including the information required pursuant to Rule 14f-1 under the Exchange Act) with the Commission, (ii) the filing of a certificate of amendment to TEEE’s Certificate of Incorporation with the Delaware Secretary of State for the 14C Amendments, (iii) the filing of the Certificate of Merger with the Delaware Secretary of State and (iv) the filing of Current Reports on Form 8-K with the Commission disclosing the execution of this Agreement and the consummation of the transactions contemplated hereby.

(e) Other Consents. No consent of any person is required to be obtained by TEEE to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement, including, but not limited to, consents from parties to leases or other agreements or commitments, except for (i) such consents, including the consent of the Board of Directors of TEEE, the consent of the sole member of Merger Sub and the TEEE Stockholder Approval, that have already been obtained and (ii) any consent which the failure to obtain would not be likely to have a material adverse effect on the business and financial condition of TEEE.

(f) Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any Governmental Body pending or to the knowledge of TEEE threatened in writing against or involving TEEE or Merger Sub or which questions or challenges the validity of this Agreement. Neither TEEE nor Merger Sub is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of TEEE or Merger Sub as a whole.

(g) Absence of Certain Changes. Since September 1, 2013, TEEE has not:

(i) suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

(ii) made any change or amendment in its Certificate of Incorporation or Bylaws, or other governing instruments;

(iii) other than as set forth in the public reports available on EDGAR, issued or sold any equity securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such equity securities, reclassified, split-up or otherwise changed any such equity security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

(iv) organized any new subsidiary or acquired any equity securities of any person or any equity or ownership interest in any business;

(v) borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money, except for the notes listed on Schedule 12(g) and any loans made by Fuse and its affiliates to TEEE, which shall be payable upon the consummation of the transactions contemplated by this Agreement or one year after the termination of this Agreement and shall be subject to such other terms and conditions upon which Fuse and TEEE shall agree (the “Fuse Loans”);

(vi) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

(vii) prepaid any material obligation having a maturity of more than ninety (90) days from the date such obligation was issued or incurred;

(viii) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

(ix) disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

(x) sold, transferred or otherwise disposed of any material assets, including without limitation technology and intangible assets; or

(xi) granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

(xii) declared, set aside or paid any dividend on, or otherwise distributed (whether in cash, stock or property) in respect of, any of TEEE’s stock, or purchased, redeemed or otherwise acquired any of TEEE’s capital stock or any other securities of TEEE or any options, warrants, calls or rights to acquire any such shares or other securities;

(xiii) incurred any liability other than trade debt in the ordinary course of business; or

(xiv) entered into any agreement with respect to any of the foregoing.

(h) Commission Filings. Since September 1, 2012, TEEE has filed all documents that are required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act. TEEE has made available to Fuse an accurate and complete copy of each communication mailed by TEEE to its stockholders since the time of filing of the Form 10-K for the year ending August 31, 2012. No such document or communication filed by TEEE, at the time filed or communicated (or, if amended prior to the date of this Agreement, as of the date of such amendment), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they are made, not misleading. As of their respective dates, all documents filed by TEEE with the Commission complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto. To the knowledge of TEEE, none of the documents it filed with the Commission is the subject of any ongoing review or investigation by the Commission or any other governmental entity and there are no unresolved Commission comments with respect to any of such documents.

(i) Financial Statements. The financial statements of TEEE and its subsidiaries included (or incorporated by reference) in the documents filed by TEEE with the Commission (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of TEEE and the subsidiaries; (ii) fairly present in all material respects the consolidated results of operations, cash flows, change in stockholders’ equity and consolidated financial position of TEEE and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of their unaudited statements to recurring year-end audit adjustments normal in nature and amount); (iii) complied, as of their respective dates of filing with the Commission, in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto; and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except in each case, as indicated in such statements or in the notes thereto. The books and records of TEEE and its subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting principles. At the Closing, TEEE will have no liabilities other than those described in Schedule 7(a) and as set forth in the Reports on Form 10-Q and 10-K filed by TEEE with the Commission after September 1, 2012 and prior to the date of this Agreement.

(j) Compliance with Law. The operations of TEEE have been conducted in accordance with all applicable laws and regulations of all Governmental Bodies having jurisdiction over TEEE, except for violations thereof which are not likely to have a material adverse effect on the business or financial condition of TEEE as a whole. TEEE has not received any notification of any asserted present or past failure by it to comply with any such applicable laws or regulations. TEEE has all material licenses, permits, orders or approvals from the Governmental Bodies required for the conduct of its business, and is not in material violation of any such licenses, permits, orders and approvals. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation of any thereof has been threatened in writing to the knowledge of TEEE.

(k) Title to Properties. TEEE owns all the material properties and assets that it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in its Annual Report on Form 10-K for the year ended August 31, 2012 (the “10-K”). All properties and assets, including without limitation technology and intangible assets, are free and clear of all material encumbrances and are not, in the case of real property, subject to any material rights of way, building use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except, with respect to all such properties and assets, (i) mortgages or security interests shown in the 10-K as securing specified liabilities or obligations, with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (ii) mortgages or security interests incurred in connection with the purchase of property or assets after the date of such financial statements (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default (or event which, with notice or lapse of time or both, would constitute a default) exists, (iii) as to real property, (A) imperfections of title, if any, none of which materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of TEEE as a whole and (B) zoning laws that do not impair the present or anticipated use of the property subject thereto, and (iv) liens for current taxes not yet due. The properties and assets of TEEE include all rights, properties and other assets necessary to permit TEEE to conduct business in all material respects in the same manner as it is conducted on the date of this Agreement.

(l) Operations; Capitalization of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities, has no employees and has conducted its operations only as contemplated hereby. The authorized units of Merger Sub consists of one (1) membership unit, which is owned by TEEE and is validly issued, fully paid and nonassessable.

(m) Brokers and Finder's Fees. TEEE has not, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby.

13. CHARTER PROTECTIONS; DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE.

(a) All rights to indemnification for acts or omissions occurring through the Closing Date now existing in favor of the current directors and officers of TEEE as provided in the Certificate of Incorporation and Bylaws of TEEE as of the date hereof or in any indemnification agreements shall survive the Merger and shall continue in full force and effect in accordance with their terms.

(b) For a period of three (3) years after the Closing Date, TEEE shall cause to be maintained in effect the current policies of directors' and officers' liability insurance it maintains (or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts and events that occurred prior to the Closing Date.

(c) If either of TEEE or Surviving Company or any of their successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, in each such case, to the extent necessary, proper provision shall be made so that such successors and assigns assume the obligations set forth in this Section 13.

(d) The provisions of this Section 13 are intended to be for the benefit of, and shall be enforceable by, each director or officer of TEEE on the Closing Date and may not be changed without the consent of Donehew, as representative of the same.

14. CERTAIN WAIVERS.

(a) As additional consideration for the Merger, Donehew shall deliver to Fuse a general release and waiver (“Donehew Waiver”) by which he releases and forever discharges, effective as of the Closing Date, TEEE and its directors, officers, shareholders, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or un-accrued, asserted or un-asserted, and whether known or unknown arising out of or resulting from his (i) status as a holder of an equity interest in TEEE; or (ii) employment, service, consulting or other similar agreement entered into with TEEE prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations owing to him set forth in this Agreement or any other documents executed in connection with the Merger.

(b) As additional consideration for the Merger, each of the members of Fuse shall deliver to TEEE a general release and waiver (“Fuse Members Waivers”) by which he, she or it releases and forever discharges, effective as of the Closing Date, Fuse and its managers, officers, members, employees and agents, from any and all rights, claims, demands, judgments, obligations, liabilities and damages, whether accrued or un-accrued, asserted or un-asserted, and whether known or unknown arising out of or resulting from his, her or its (i) status as a holder of an equity interest in Fuse; or (ii) employment, service, consulting or other similar agreement entered into with Fuse prior to Closing to the extent that the basis for claims under any such agreement that survives the Closing arise prior to the Closing, provided, however, the foregoing shall not release any obligations owing to him, her or it set forth in this Agreement or any other documents executed in connection with the Merger. Such release shall be contained in the Letter of Transmittal.

15. NO SECURITIES TRANSACTIONS. Neither Fuse or TEEE, or any of either of their stockholders, members, managers, officers, employees or their affiliates, directly or indirectly, shall engage in any transactions involving the securities of TEEE prior to the time of the making of a public announcement of the transactions contemplated by this Agreement. Fuse shall use its commercially reasonable efforts to require each of its officers, managers, members, employees, agents and representatives to comply with the foregoing requirement.

16. INDEMNIFICATION.

(a) The Holders (the “Holder Indemnitees”) shall be indemnified, defended and held harmless by TEEE from and against all Losses asserted against, resulting to, imposed upon, or incurred by any Holder Indemnitee by reason of, arising out of or resulting from:

(i) the inaccuracy or breach of any representation or warranty of TEEE or Merger Sub contained in or made pursuant to this Agreement; or

(ii) the non-fulfillment or breach of any covenant or agreement of TEEE or Merger Sub contained in this Agreement.

(b) TEEE and its officers, directors and affiliates (the “TEEE Indemnitees”) shall be indemnified, defended and held harmless by the Holders, from and against all Losses asserted against, resulting to, imposed upon, or incurred by any TEEE Indemnitee by reason of, arising out of or resulting from:

(i) the inaccuracy or breach of any representation or warranty of Fuse contained in or made pursuant to this Agreement; or

(ii) the non-fulfillment or breach of any covenant or agreement of Fuse contained in this Agreement.

(c) As used in this Section 16, the term “Losses” shall mean all losses, liabilities, damages, judgments, awards, orders, penalties, settlements, costs and expenses (including, without limitation, interest, penalties, court costs and reasonable legal fees and expenses), including those arising from any demands, claims, suits, actions, costs of investigation, notices of violation or noncompliance, causes of action, proceedings and assessments, but shall exclude consequential damages, lost profits and punitive damages.

(d) Except with respect to the representations and warranties of Fuse contained in Sections 11(a), 11(b) and 11(c), and the representations and warranties of TEEE and Merger Sub contained in Sections 12(a) and 12(b) and the representations and warranties of the Holders contained in the letter of transmittal submitted pursuant to Section 1(l) (the “Surviving Representations”), which shall survive the Closing without limitation as to time, the representations and warranties in this Agreement by Fuse and the Holders and by TEEE shall survive the Closing for a period of six (6) months, which is the escrow period. The covenants and agreement in this Agreement by Fuse and TEEE shall survive the Closing in accordance with their terms.

(e) Any claim made by a Party hereunder prior to the expiration of the escrow period shall be preserved despite the subsequent expiration of the escrow period, and any claim set forth in a notice of claim sent prior to the expiration of the escrow period shall survive until final resolution thereof. Except as set forth in the immediately preceding sentence, no claim for indemnification under this Section 16 shall be brought after the end of the six (6) month escrow period in the Escrow Agreement.

(f) Notwithstanding any other provisions in this Agreement, no amount shall be payable by TEEE under Section 16(a) or by the Holders under Section 16(b) unless and until the aggregate amount of all indemnifiable Losses owed thereunder exceeds $120,000 (the “Deductible”), in which event the amount payable shall include all amounts in excess of the Deductible and all future amounts that become payable under Section 16(a) or Section 16(b), as the case may be, from time to time thereafter, subject to the further provisions of this Section 16.

(g) Notwithstanding any other provisions in this Agreement, except with respect to the Surviving Representations, the aggregate liability of the Holders for Losses pursuant to Section 16(b) shall not in any event exceed the Escrowed Shares, and no TEEE Indemnitee under Section 16(b) shall have a claim other than for the Escrowed Shares (and any proceeds of the shares or distributions with respect to the Escrowed Shares).

(h) The Parties, on behalf of themselves and all other indemnitees in this Section 16, hereby acknowledge and agree that, from and after the Closing, the sole remedy with respect to any and all claims for money damages arising out of or relating to this Agreement shall be pursuant and subject to the requirements of the indemnification provisions set forth in this Section 16. Notwithstanding any of the foregoing, nothing contained in this Section 16 shall in any way impair, modify or otherwise limit a Party's right to bring any claim, demand or suit against any other Party based upon such other Party’s actual fraud or intentional or willful misrepresentation or omission, it being understood that a mere breach of a representation and warranty, without intentional or willful misrepresentation or omission, does not constitute fraud.

(i) The Representative shall act on behalf of the Holders and the Holder Indemnitees for all purposes under this Section 16, including the initiation and settlement of any claims for indemnification hereunder. The parties acknowledge that the Representative’s obligations under this Section 16 are solely as a representative of the Holders and the Holder Indemnitees in the manner set forth herein and in the Escrow Agreement, and that the Representative shall have no personal responsibility for any expenses incurred by the Representative in such capacity and that all payments to TEEE as a result of such indemnification obligations shall be made solely from, and only to the extent of, the Escrowed Shares. Out-of-pocket expenses of the Representative for attorneys’ fees and other costs shall be borne by the Holders in accordance with Section 18(d). The Escrow Agent, pursuant to the Escrow Agreement after the Closing, may apply all or a portion of the Escrowed Shares to satisfy any claim for indemnification pursuant to this Section 16. The Escrow Agent will hold the remaining portion of the Escrowed Shares until final resolution of all claims for indemnification or disputes relating thereto.

17. TERMINATION

(a) This Agreement may be terminated at any time upon the mutual agreement of the Parties.

(b) This Agreement may be terminated by either Fuse or TEEE if the Closing has not occurred by February 15, 2014; provided, however, the Parties agree that such date shall automatically be extended to March 15, 2014 if the Commissions elects to review the Information Statement. The right to terminate this Agreement under this Section 17(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

(c) Subject to Section 17(d), this Agreement may be terminated on written notice by either TEEE and Merger Sub, on the one hand, and Fuse, on the other hand, if such terminating Party is not then in breach of this Agreement, in the event of a breach by the other Party of its material obligations under this Agreement which remains uncured after notice and opportunity to cure as provided in Section 17(d).

(d) If noncompliance, nonperformance or breach by a Party hereto occurs or exists and can be cured or eliminated, the Party wishing to terminate this Agreement in accordance with Section 17(c) shall not terminate unless and until (i) it has given the other Party written notice that the noncompliance, nonperformance or breach has occurred, specifying the nature thereof and the action required to cure, and (ii) such noncompliance, nonperformance or breach shall not have been cured or eliminated, or the Party giving the notice shall not have otherwise been held harmless from the consequences of the noncompliance, nonperformance or breach to its satisfaction, within thirty (30) days of the receipt of such notice.

(e) Upon termination of this Agreement, this Agreement shall become null and void and there shall be no liability on the part of any Party hereto, or their respective managers, members, directors, stockholders, officers, employees, agents or affiliates; provided, however, that nothing herein shall relieve any Party from any liability for any breach by such Party of this Agreement, and all rights and remedies of the nonbreaching Party shall be preserved. Sections 19 through 27 of this Agreement shall survive any such termination.

18. AUTHORIZATION OF THE REPRESENTATIVE.

(a) As a condition to receiving Merger Consideration, each Holder shall irrevocably constitute and appoint the Representative. The Representative hereby agrees to accept such appointment as the true and lawful agent and attorney-in-fact of such Holder with full power of substitution to act in the name, place and stead of such Holder with respect to the performance on behalf of any such Holder under the terms and provisions hereof, and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Representative shall deem necessary or appropriate in connection with any transaction contemplated hereunder, including the power to:

(i) act for any such Holder with respect to its Ownership Interest Share;

(ii) accept any notices and communications pursuant to Section 19 on behalf of the Holders, such that a notice or communication shall be deemed duly given to the Holders upon delivery to or receipt by the Representative, in accordance with Section 19;

(iii) act for any such Holder, if applicable, with respect to all indemnification matters referred to herein, including the right to compromise or settle any such claim on behalf of any such Holder;

(iv) amend or waive any provision hereof in any manner;

(v) employ, obtain and rely upon the advice of legal counsel, accountants and other professional advisors as the Representative, in its sole discretion, deems necessary or advisable in the performance of the duties of the Representative;

(vi) do or refrain from doing any further act or deed on behalf of any such Holder that the Representative deems necessary or appropriate, in the sole discretion of the Representative, relating to the subject matter hereof as fully and completely as any such Holder could do if personally present and acting and as though any reference to such Holder herein was a reference to the Representative;

(vii) execute, on behalf of such Holder, any agreement or other document necessary or appropriate in connection with the transactions contemplated by this Agreement; and

(viii) make any representation or warranty on behalf of such Holder necessary or appropriate in connection with the transactions contemplated by this Agreement.

(b) The Representative shall promptly provide written notice to each Holder of any action taken on behalf of the Holders by the Representative pursuant to the authority delegated to the Representative under this Section 18.

(c) The appointment of the Representative shall be deemed coupled with an interest and shall be irrevocable, and any other person or entity may conclusively and absolutely rely, without inquiry, upon any action of the Representative as the act of each Holder in all matters referred to herein.

(d) Neither the Representative nor its agents shall be liable to any Holder or any other person or entity for any error of judgment, or any action taken, suffered or omitted to be taken, under this Agreement, except in the case of the Representative’s fraud or willful misconduct. The Holders, severally and not jointly, shall indemnify, reimburse, defend and hold harmless the Representative from and against any and all Losses incurred in connection with, arising out of, resulting from or incident to the acceptance, performance or administration of the Representative’s duties under this Agreement, except in the case of fraud or willful misconduct in the performance of such duties. The Representative may consult with legal counsel, independent public accountants and other experts selected by it, and will not be liable for any action taken or omitted to be taken in good faith by the Representative in accordance with the advice of such counsel, accountants or experts. As to any matters not expressly provided for in this Agreement, the Representative will not be required to exercise any discretion or take any action. All costs and expenses of the Representative in connection with the fulfillment of its obligations under this Agreement shall be borne by the Holders, pro rata based on their Ownership Interest Shares.

(e) The death or incapacity, or dissolution or other termination of existence, of any Holder does not terminate the authority and agency of the Representative (or successor thereto). The provisions of this Section 18 are binding upon the executors, heirs, legal representatives and successors of each Holder, and any references in this Agreement to a Holder or the Holders means and includes successors to the Holders’ rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

19. NOTICES. Any notice which any of the Parties may desire to serve upon any of the other Parties shall be in writing and shall be conclusively deemed to have been received by the Party at its address, if hand delivered or if mailed, postage prepaid, United States mail, registered, return receipt requested, to the following addresses, or if sent by electronic mail or facsimile to the following electronic mail address or facsimile numbers:

If to Fuse:
Fuse Medical LLC
4770 Bryant Irvin Court, Suite 400
Fort Worth, TX 76107
Attention: D. Alan Meeker, Manager
Telephone: (817) 439-7025
Facsimile: (817) 887-1730
E-mail: alan@fusemedical.com

With a copy to:

Karen C. McConnell, Esq.
Ballard Spahr LLP
1 East Washington Street
23rd Floor
Phoenix, AZ 85004-2555
Facsimile: (602) 798-5403
E-mail: mcconnellk@ballardspahr.com

If to TEEE or Merger Sub:
Golf Rounds.com, Inc.
111 Village Parkway, Building #2
Marietta, GA 30067
Attention: Robert H. Donehew, President
Telephone: (770) 952-3386
Facsimile: (770) 984-2720
E-mail: rdonehew@aol.com

With a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, New York 10174
Attention: David Alan Miller and Brian L Ross
Telephone: (212) 818-8880
Facsimile: (212) 818-8881
E-mail: dmiller@graubard.com
bross@graubard.com

If to Representative:
D. Alan Meeker
4770 Bryant Irvin Court, Suite 400
Fort Worth, TX 76107
Telephone: (817) 307-2525
Facsimile: (817) 887-1269
E-mail: alan@cviewgroup.com

With a copy to:

Karen C. McConnell, Esq.
Ballard Spahr LLP
1 East Washington Street
23rd Floor
Phoenix, AZ 85004-2555
Facsimile: (602) 798-5403
E-mail: mcconnellk@ballardspahr.com

20. SUCCESSORS. This Agreement may not be assigned by any Party without the prior written consent of all other Parties. This Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Parties.

21. CHOICE OF LAW; VENUE. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, and the Parties hereby submit to the exclusive jurisdiction of the state and federal courts located in Tarrant County, Texas in respect of all disputes arising hereunder. Each of the Parties agrees that all claims in respect of any dispute may be heard and determined only in such courts, and agrees not to bring any action or proceeding arising out of, or relating to, this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought. Each Party agrees that a final judgment in any action so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by applicable law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

22. COUNTERPARTS. This Agreement may be signed in one or more counterparts, all of which taken together shall constitute one entire agreement.

23. CONFIDENTIAL INFORMATION. The Parties hereby acknowledge and agree that all information disclosed to each other, whether written or oral, relating to the disclosing Party’s business activities, including its customer names and addresses, operating plans, existing services, new or envisioned products or services and the development thereof, scientific, engineering, or technical information, marketing and product promotional material, including brochures, product literature and plan sheets, customer reports, information relating to order processing, pricing, costs and quotations, and any and all information relating to relationships with customers, is considered confidential information, and is proprietary to, and is considered the invaluable trade secret of such Party (collectively “Confidential Information”). Such confidentiality obligations will not apply to (i) information which was known to the one Party or its agents prior to receipt from the other Party; (ii) information which is or becomes generally known through no fault of a Party; (iii) information acquired by a Party or their respective agents from a third party who was not bound to an obligation of confidentiality; (iv) disclosure required by law, regulation or stock exchange rule; or (v) disclosure consented to by the other Party. Any disclosure of any Confidential Information by any Party, its employees, or representatives shall cause immediate, substantial, and irreparable harm and loss to the disclosing Party. Each Party understands that the others desire to keep such Confidential Information in the strictest confidence, and that such Party’s agreement to do so is a continuing condition of the receipt and possession of Confidential Information, and a material provision of this Agreement, and a condition that shall survive the termination of this Agreement. Consequently, each Party shall use Confidential Information for the sole purpose of performing its obligations as provided herein.

24. ENTIRE AGREEMENT. This Agreement and Exhibits and Schedules hereto and the documents and instruments delivered pursuant hereto set forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersede all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not so set forth.

25. COSTS AND EXPENSES. Subject to the Fuse Loans, each Party will bear the expenses of its own attorneys, brokers, investment bankers, agents, and finders employed by such Party; provided, however, that Fuse will pay up to $15,000 to Graubard Miller for its representation in connection with the negotiation of this Agreement and the preparation, filing and mailing of the Information Statement. The Parties agree that such cap shall not apply to any other work Graubard Miller may be asked to perform in connection with its representation of TEEE, including without limitation any work in connection with the preparation and filing of a Current Report on Form 8-K disclosing the consummation of the transactions contemplated by this Agreement or any work performed after the Closing; provided, however, that all such work must be pre approved by Fuse in writing.

26. ATTORNEY’S FEES. Should any action be commenced between or among the Parties to this Agreement concerning the matters set forth in this Agreement or the right and duties of any of them in relation thereto, the prevailing Party in such action shall be entitled, in addition to such other relief as may be granted, to recover from the other Party or Parties its reasonable attorney’s fees and other expenses.

27. RULES OF CONSTRUCTION. The headings of Sections are provided for convenience only and do not affect the construction or interpretation of this Agreement. Any reference in this Agreement to a “Section,” “Schedule” or “Exhibit” refers to the corresponding section, schedule or exhibit of or to this Agreement, unless the context indicates otherwise. Any reference to a statute refers to the statute, any amendments or successor legislation, and all regulations promulgated under or implementing the statute, as in effect at the relevant time. Any reference to a contract as of a given date means the contract as amended, supplemented and modified from time to time through such date. All pronouns and any variations thereof shall be construed to refer to such gender and number as the identity of the person or persons may require. The terms “include” and “including” indicate examples of a foregoing general statement and not a limitation on that general statement. Words such as “hereof,” “herein,” “hereunder,” and “hereinafter,” refer to this Agreement as a whole, unless the context otherwise requires. Each Party acknowledges that such Party, either directly or through such Party’s representatives, has participated in the drafting of this Agreement, and any applicable rule of construction that ambiguities are to be resolved against the drafting Party should not be applied in connection with the construction or interpretation of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

Fuse:	Fuse Medical, LLC, a Delaware limited liability company

	By:	/s/ D. Alan Meeker
D. Alan Meeker
Manager

TEEE:	Golf Rounds.com, Inc., a Delaware corporation

	By:	/s/ Robert H. Donehew
Robert H. Donehew
President

Merger Sub:	Project Fuse LLC, a Delaware limited liability company

	By:	/s/ Robert H. Donehew
Robert H. Donehew
Manager

Representative:	By:	/s/ D. Alan Meeker
D. Alan Meeker

EXHIBIT A
DEFINED TERMS

The following terms have the respective meanings given to them below or in the Sections of this Agreement set forth below:

“10-K” is defined in Section 12(k).

“14C Amendments” means the amendments to the TEEE Certificate of Incorporation that have been duly approved by the TEEE Stockholder Approval and will be set forth in the Information Statement, which amendments shall effect (i) the Reverse Stock Split, (ii) an increase in authorized capital stock from 12,000,000 shares of common stock to 500,000,000 shares of common stock and from 0 shares of preferred stock to 20,000,000 shares of preferred stock, and (iii) a name change of TEEE to “Fuse Medical, Inc.”

“Agreement” is defined in the preamble.

“Business Day” means any day other than a Saturday, Sunday or legal holiday as recognized in the State of Delaware.

“Closing” is defined in Section 1(c).

“Closing Date” is defined in Section 1(c).

“Confidential Information” is defined in Section 23.

“Commission” is defined in Section 7(d).

“Deductible” is defined in Section 16(e).

“Donehew” means Robert Donehew.

“Donehew Waiver” is defined in Section 14(a).

“Effective Time” is defined in Section 1(c).

“Escrow Agent” is defined in Section 1(h).

“Escrow Agreement” is defined in Section 1(h).

“Escrowed Shares” is defined in Section 1(h).

“Fuse” is defined in the preamble.

“Fuse Financial Statements” means audited financial statements of Fuse for the fiscal years ended August 31, 2012, and August 31, 2013 and any interim or other financial statements required for inclusion in the Information Statement or Current Report on Form 8-K to be filed in connection with this Agreement (including the balance sheet, statement of operations, statement of cash flows, statement of member equity and all related notes).

“Fuse Loans” is defined in Section 12(g).

“Fuse Members Waivers” is defined in Section 14(b).

“Governmental Body” is defined in Section 11(d).

“Holders” is defined in Section 1(e)(ii).

“Holder Indemnitees” is defined in Section 16(a).

“Information Statement” is defined in Section 1(j).

“Losses” is defined in Section 16(c).

“Lock Up Agreement” is defined in Section 2(g).

“Merger” is defined in Section 1(a).

“Merger Consideration” is defined in Section 1(e)(ii)(B).

“Merger Sub” is defined in the preamble.

“Outstanding Unit” is defined in Section 1(e)(ii).

“Outstanding Units” is defined in Section 1(e)(ii).

“Ownership Interest Share” is defined in Section 1(e)(ii)(A).

“Parties” is defined in the preamble.

“Pro Formas” means pro forma financial statements reflecting the transactions contemplated by this Agreement (including a pro forma balance sheet and statement of operations and all related notes thereto) for the fiscal year ended August 31, 2013 and any interim or other pro forma financial statements as are required for inclusion in the Information Statement or Current Report on Form 8-K to be filed in connection with this Agreement.

“Registration Rights Agreement” is defined in Section 2(f).

“Representative” is defined in the preamble.

“Reverse Stock Split” means the 14.62 to 1 reverse stock split of the TEEE common stock approved by the TEEE Stockholder Approval.

“Surviving Company” is defined in Section 1(a).

“Surviving Representations” is defined in Section 16(d).

“TEEE” is defined in the preamble.

“TEEE Indemnitees” is identified in Section 16(b).

“TEEE Stockholder Approval” is identified in Section 2(j).

EXHIBIT B

ESCROW AGREEMENT

[Refer to Exhibit 2.1 of Golf Rounds.com, Inc.'s Current Report on Form 8-K filed on December 20, 2013]

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

[Refer to Exhibit 2.1 of Golf Rounds.com, Inc.'s Current Report on Form 8-K filed on December 20, 2013]

EXHIBIT D

LOCK UP AGREEMENT

[Refer to Exhibit 2.1 of Golf Rounds.com, Inc.'s Current Report on Form 8-K filed on December 20, 2013]

FIRST AMENDMENT

TO

AGREEMENT AND PLAN OF MERGER

This FIRST AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER, dated as of March 3, 2014 (the “Amendment”), is entered into by and among Fuse Medical LLC, a Delaware limited liability company (“Fuse”), Golf Rounds.com, Inc., a Delaware corporation (“TEEE”), Project Fuse LLC, a Delaware limited liability company (“Merger Sub”), and D. Alan Meeker, solely in his capacity as the representative of the Fuse members (the “Representative”). Fuse, TEEE, Merger Sub and the Representative are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings set forth that certain Agreement and Plan of Merger dated December 18, 2013 (the "Merger Agreement").

A G R E E M E N T S

1. Amendment. Section 17(b) of the Merger Agreement is hereby amended and restated entirely as set forth below:

(b) This Agreement may be terminated by either Fuse or TEEE if the Closing has not occurred by April 14, 2014. The right to terminate this Agreement under this Section 17(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

2. General. In the event of any conflict or inconsistency between the provisions of the Merger Agreement and the provisions of this Amendment, the Parties agree that the provisions of this Amendment shall govern. Except to the extent expressly amended hereby, all terms and conditions of the Merger Agreement and related documents shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

Fuse:	Fuse Medical, LLC,
a Delaware limited liability company

	By:	/s/ D. Alan Meeker
D. Alan Meeker
Manager

TEEE:	Golf Rounds.com, Inc.,
a Delaware corporation

	By:	/s/ Robert H. Donehew
Robert H. Donehew
President

Merger Sub:	Project Fuse LLC,
a Delaware limited liability company

	By:	/s/ Robert H. Donehew
Robert H. Donehew
Manager

Representative:	By:	/s/ D. Alan Meeker
D. Alan Meeker

SECOND AMENDMENT

TO

AGREEMENT AND PLAN OF MERGER

This SECOND AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER, dated as of April 11, 2014 (the “Amendment”), is entered into by and among Fuse Medical LLC, a Delaware limited liability company (“Fuse”), Golf Rounds.com, Inc., a Delaware corporation (“TEEE”), Project Fuse LLC, a Delaware limited liability company (“Merger Sub”), and D. Alan Meeker, solely in his capacity as the representative of the Fuse members (the “Representative”). Fuse, TEEE, Merger Sub and the Representative are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings set forth that certain Agreement and Plan of Merger dated December 18, 2013 (the "Merger Agreement").

A G R E E M E N T S

1. Amendment. Section 17(b) of the Merger Agreement is hereby amended and restated entirely as set forth below:

(b) This Agreement may be terminated by either Fuse or TEEE if the Closing has not occurred by May 31, 2014. The right to terminate this Agreement under this Section 17(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

2. General. In the event of any conflict or inconsistency between the provisions of the Merger Agreement and the provisions of this Amendment, the Parties agree that the provisions of this Amendment shall govern. Except to the extent expressly amended hereby, all terms and conditions of the Merger Agreement and related documents shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

Fuse:	Fuse Medical, LLC,
a Delaware limited liability company

	By:	/s/ D. Alan Meeker
D. Alan Meeker
Manager

TEEE:	Golf Rounds.com, Inc.,
a Delaware corporation

	By:	/s/ Robert H. Donehew
Robert H. Donehew
President

Merger Sub:	Project Fuse LLC,
a Delaware limited liability company

	By:	/s/ Robert H. Donehew
Robert H. Donehew
Manager

Representative:	By:	/s/ D. Alan Meeker
D. Alan Meeker

ANNEX B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
GOLF ROUNDS.COM, INC.
______________________________________

Pursuant to Section 242 of the
General Corporation Law of Delaware
______________________________________

The undersigned President of Golf Rounds.com, Inc. (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is Golf Rounds.com, Inc.

SECOND: The certificate of incorporation of the Corporation is hereby amended by deleting Article FIRST in its entirety and by substituting the following new Article FIRST in lieu thereof:

“FIRST: The name of the corporation (the “Corporation”) is “Fuse Medical, Inc.”

THIRD: The certificate of incorporation of the Corporation is hereby amended by deleting Article FOURTH in its entirety and by substituting the following new Article FOURTH in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 520,000,000, of which 500,000,000 shares shall be Common Stock of the par value $0.01 per share and 20,000,000 shall be Preferred Stock of the par value $0.01 per share.

“A. Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the General Corporation Law of the State of Delaware. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

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“B. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each 14.62 shares of the common stock issued and outstanding or held in the treasury (if any) immediately prior to the Effective Time shall be automatically reclassified and combined, without further action, into one (1) validly issued, fully paid and non-assessable share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The par value of the common stock shall not be adjusted in connection with the Reverse Stock Split. There shall be no fractional shares issued in connection with the Reverse Stock Split. A holder of record of common stock immediately prior to the Effective Time who would otherwise be entitled to a fraction of a share shall receive a number of shares equal to the next whole share up from any fractional share interest in common stock. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

FOURTH: The foregoing amendment to the Corporation’s certificate of incorporation was duly approved and adopted by the Corporation’s Board of Directors in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and thereafter was duly adopted by the written consent of the holders of a majority of the outstanding shares entitled to vote on an amendment to the Corporation’s certificate of incorporation in accordance with the provisions of Sections 242 and 228 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this ____ day of ___________, 2014.

Name: Robert H. Donehew
Title: President

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